As filed with the Securities and Exchange Commission on November 12, 2026
Investment Company Act File No. 811-24241

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-2
(CHECK APPROPRIATE BOX OR BOXES)
☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐
Amendment No.
Fidelity Growth Company Private Investments Portfolio LLC
(Exact name of Registrant as specified in Charter)

245 Summer Street
Boston, Massachusetts 02210
(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code:
617-563-7000
Nicole Macarchuk, Secretary
245 Summer Street
Boston, Massachusetts 02210
(Name and address of agent for service)

COPY TO:
William J. Bielefeld
Paul S. Stevens
Dechert LLP
1900 K Street NW
Washington, DC 20006

☐
Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☐
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☐
Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)
☐
when declared effective pursuant to section 8(c) of the Securities Act

If appropriate, check the following box:
☐
This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment]
[registration statement].
☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ____________________.
☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ____________________.
☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ____________________.

Check each box that appropriately characterizes the Registrant:
☒
Registered
Closed-End
Fund
(closed-end
company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐
Business Development Company
(closed-end
company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐
Interval Fund (Registered
Closed-End
Fund or a Business Development Company that makes periodic repurchase offers under Rule
23c-3
under the Investment Company Act).
☐
A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐
Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐
Emerging Growth Company (as defined by Rule
12b-2
under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☒
New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Shares of Registrant are not being registered under the Securities Act of 1933, as amended (the “
Securities Act
”) and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, shares of Registrant.
The information required to be included in this Registration Statement by Part
A-Information
Required in a Prospectus and Part
B-Information
Required in a Statement of Additional Information of Form
N-2
is contained in the memorandum (the “
Memorandum
”) that follows.

FIDELITY GROWTH COMPANY PRIVATE INVESTMENTS PORTFOLIO LLC
(A Delaware Limited Liability Company)
PRIVATE PLACEMENT MEMORANDUM
November 12, 2026

NOTICE TO PROSPECTIVE INVESTORS
This Offering Memorandum (the “
Memorandum
”) is submitted to prospective investors (“
Investors
”) solely in connection with your consideration of an investment in limited liability company interests in Fidelity Growth Company Private Investments Portfolio LLC, a Delaware limited liability company (the “
Fund
”). This Memorandum may not be reproduced, in whole or in part, and may not be delivered to any person without the prior written consent of the Fund, or Fidelity Diversifying Solutions LLC, a Delaware limited liability company, and investment adviser to the Fund (“
FDS
” or the “
Adviser
”, and together with its affiliates, where applicable, “
Fidelity
”).
The units of limited liability company interests (the “
Shares
”) in the Fund offered hereby have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “
SEC
”), by the securities regulatory authority of any U.S. state, or by any similar authority of any other country or jurisdiction, and neither the SEC nor any such authority has passed upon the accuracy or adequacy of this Memorandum nor is it intended that the SEC or any such authority will do so. The Shares will not be registered under the Securities Act of 1933, as amended (the “
Securities Act
”), or the securities laws of any of the states of the United States or by any similar authority of any other country or jurisdiction. The offering contemplated by this Memorandum will be made in reliance upon exemptions from registration under Section 4(a)(2) of the Securities Act, and Regulation D promulgated thereunder, for offers and sales of securities which do not involve any public offering, and analogous exemptions under U.S. state securities laws. There will be no public market for the Shares. Each Investor will be required to represent that it is acquiring the Shares purchased by it for investment and not with a view toward resale or distribution. Furthermore, each Investor must be prepared to bear the economic risk of the investment for an indefinite period because the Shares (i) cannot be sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available, and (ii) are subject to the restrictions on transfer contained in the governing documents of the Fund (the “
Governing Documents
”). Hedging transactions involving the Shares in the Fund may not be conducted unless in compliance with the Securities Act.
The Fund
. The Fund is a recently organized
non-diversified,
closed-end
management investment company that is registered under the Investment Company Act of 1940, as amended (“
1940 Act
”). The Fund has filed a registration statement on Form
N-2
(including any amendments thereto, the “
Registration Statement
”) with the SEC under the 1940 Act. The purpose of the Fund is to serve as an aggregator vehicle through which one or more Fidelity-advised funds or accounts can invest in private investments (defined below). The Fund was organized as a Delaware limited liability company on June 23, 2026 and has a limited operating history. The principal office of the Fund is located at 245 Summer Street, Boston, Massachusetts 02210 and its telephone number is
617-563-7000.
Investment Objective
. The Fund’s investment objective is to provide capital appreciation. The Fund seeks to achieve its investment objective primarily through investments in securities of privately held companies. The Fund’s investment objective may be changed by the Fund’s Board of Directors without the approval of the holders of a majority of the outstanding voting securities of the Fund. There can be no assurance that the Fund will achieve its investment objective.
Structure
. The Fund has been organized as a
non-diversified
closed-end
management investment company and is only offered to certain other Fidelity funds and Fidelity managed collective investment trusts.
Closed-end
funds differ from
open-end
funds (commonly known as mutual funds) in that investors in
closed-end
funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end
funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Therefore, an investment in the Fund, unlike an investment in a typical closed-end
fund, is not a liquid investment. The Fund may, at its discretion, conduct repurchase offers for a limited amount of the Fund’s Shares.

(i)

The Fund believes that a
closed-end
structure is most appropriate for the long-term nature of the Fund’s strategy. The Fund’s net asset value (“
NAV
”) per Share may be volatile. As the Shares are not traded, Investors will not be able to dispose of their investment in the Fund, except through repurchase offers conducted through the Fund’s Share repurchase program, no matter how the Fund performs.
See
“
Share Repurchase Program
” for additional information.
Taxation.
The Fund is expected to be treated as a partnership and not an association or a publicly traded partnership taxed as a corporation for U.S. federal income tax purposes within the meaning of Internal Revenue Code of 1986, as amended (the “
Code
”). As a partnership, the Fund generally will not itself be subject to U.S. federal income tax. The Fund will annually report to each Investor such Investor’s distributive share of each Fund item of income, gain, loss, deduction and credit. Each Investor is required to report separately on such Investor’s U.S. federal income tax return the Investor’s distributive share of the Fund’s net long-term capital gain or loss, net short-term capital gain or loss, net ordinary income, and deductions and credits. Each Investor will be liable for any taxes owed upon the Investor’s distributive share of the income or gains realized by the Fund, and may claim deductions for the Investor’s distributive share of the Fund’s losses and deductions and credits for the Investor’s distributive share of the Fund’s credits, to the extent allowed under the Code.
Adviser
. The Adviser, an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the “
Advisers Act
”), serves as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of FMR LLC. At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses. As of December 31, 2025, the Adviser has $18.9 billion in assets under management. The Adviser is also registered with the U.S. Commodity Futures Trading Commission (the “
CFTC
”) under the Commodity Exchange Act of 1936, as amended, as a commodity pool operator and a commodity trading advisor and is a member of the National Futures Association. The Adviser leverages the resources of the entire Fidelity organization in managing the Fund.
Sub-Advisers.
The Adviser, on behalf of the Fund, has entered into
sub-advisory
agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). Pursuant to the
sub-advisory
agreements, the Adviser may receive from the
sub-advisers
investment research and advice on issuers outside the United States
(non-discretionary
services) and the Adviser may grant the
sub-advisers
investment management authority and the authority to buy and sell securities if the Adviser believes it would be beneficial to the Fund (discretionary services). The Adviser, and not the Fund, pays the sub-advisers.
This Memorandum contains a summary of the Governing Documents, the Subscription Agreement, an Investment Advisory Agreement between the Fund and the Adviser (the “
Advisory Agreement
”), and other related documents referred to herein. The obligations of the Fund and holders of the Shares are set forth in and will be governed principally by the Governing Documents, the Subscription Agreement, the Advisory Agreement and other related documents. The discussions of these documents and agreements set forth in this Memorandum do not purport to be complete. Copies of these documents will be provided to Investors, and each Investor and its advisers should carefully read these agreements, including any and all revisions thereto, prior to making an investment in the Fund. The Fund and its affiliates reserve the right to modify the terms of the offering and the Shares described herein, and the Shares are offered subject to the Fund’s right to reject any subscription in whole or in part.
This Memorandum does not constitute an offer to sell or a solicitation of an offer to buy the Shares in any jurisdiction to any person to whom it is unlawful to make such offer, sale or solicitation. No action has been or will be taken to permit a public offering in any jurisdiction where action would be required for that purpose. Accordingly, the Shares may not be offered or sold, directly or indirectly, and this Memorandum may not be

(ii)

distributed in any jurisdiction, except in accordance with the legal requirements applicable in such jurisdiction. Investors should inform themselves as to the legal requirements within their own jurisdiction for the acquisition, holding or disposal of Shares and to any taxation or exchange control legislation applicable to them.
The Shares are suitable for sophisticated and experienced investors who do not require immediate liquidity for their investments, for whom an investment in the Fund does not constitute a complete investment program and who fully understand and are willing to assume the risks involved in the Fund’s investment program. Subscribers for Shares must represent that they are acquiring the Shares for investment. Investors in the Fund must be “accredited investors” for purposes of Regulation D under the Securities Act.
This Memorandum is intended solely for the person to whom it has been delivered for the purpose of enabling the recipient to evaluate an investment in the Fund, as further described herein. This Memorandum may not be reproduced or distributed, nor may its contents be divulged, in whole or in part, to any other persons (except to an Investor’s professional advisors) or for any other purpose.
Each person who has received a copy of this Memorandum (whether or not such person purchases any Shares) is deemed to have agreed (i) not to reproduce or distribute this Memorandum, in whole or in part, (ii) if such person has not purchased Shares, to return this Memorandum to the Fund upon the request of the Adviser, and (iii) not to disclose any information contained in this Memorandum except to the extent that such information (a) was previously known by such person without obligations of confidentiality through a source (other than the Fund, the Adviser or any of their affiliates) not bound by any obligation to keep confidential such information, (b) was in the public domain through no fault of such person, or (c) relates directly to the tax treatment or tax structure of a person’s investment in the Fund.
No representations or warranties of any kind are intended or should be inferred with respect to the economic return or the tax consequences resulting from an investment in the Fund. Investors should not construe the contents of this Memorandum as investment, tax or legal advice. This Memorandum, as well as the nature of an investment in the Fund, should be reviewed by each Investor and each Investor should consult its own professional advisors as to the legal, tax, financial or other matters which may be relevant to the suitability and propriety of an investment in the Fund for such investor. Each investor is responsible for the fees and expenses of its counsel, accountants and other advisors. No assurance can be given that existing laws will not be changed or interpreted adversely.
No offering literature or advertising in any form shall be employed in the offering of the Shares described herein except for this Memorandum and other material provided or prepared by the Adviser. No persons other than the Adviser have been authorized to make representations or give any information with respect to the Shares, and any information or representation not contained herein or in materials supplied or prepared by the Adviser must not be relied upon as having been authorized by the Fund or the Adviser.
The delivery of this Memorandum does not imply that the information herein is correct as of any time subsequent to the date on the cover hereof.
In making an investment decision, investors must rely on their own examination of the Fund and the terms of the offering, including the merits and risks involved. The Shares have not been recommended by any U.S. federal or U.S. state securities commission or regulatory authority or by any similar authority of any other country or jurisdiction. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense.
These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and the applicable U.S. state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time.

(iii)

The Fund reserves the right, in its sole and absolute discretion, for any reason or no reason at all, to reject in whole or in part any subscription, including the subscription of an investor who satisfies the investor suitability standards. This offering is subject to withdrawal, cancellation or modification by the Fund without notice. This Memorandum may be amended or supplemented from time to time as appropriate.
An investment in the Fund is speculative and involves certain risks and conflicts of interest, including those described in this Memorandum. The value of interests may go down as well as up. Investors in the Fund must be able to bear the risk of the substantial impairment or loss of their entire investment in the Fund.
Certain information contained in this Memorandum constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “estimate,” “intend,” or “believe” or the negatives thereof or other variations thereon or comparable terminology. Due to various risks and uncertainties, including those described in the “certain risks” section herein, actual events or results or the actual performance of the Fund may differ materially from those reflected or contemplated in such forward-looking statements.
In this Memorandum, “dollars” or “$” shall mean U.S. dollars.
Third-party trademarks and service marks presented in this Memorandum are the property of their respective owners. All other trademarks and service marks are the property of Fidelity or one of its affiliates.
Certain data and other information in this Memorandum has been supplied by outside sources and is believed by the Adviser to be reliable. The Adviser and its affiliates cannot verify the accuracy of information from outside sources, and Investors should be aware that such information is subject to change without notice.
The Fund’s Shares will not be listed on an exchange, and no secondary market is expected to develop. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.
Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
You should rely only on the information contained in this Memorandum. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted.
* * * * *
Please direct any questions or requests for further information to: alternatives@fmr.com

(iv)

(v)

SUMMARY OF CERTAIN PRINCIPAL TERMS OF THE OFFERING
The following is a summary of certain principal terms concerning the offering of Shares in the Fund (the “
Fund
”) and is qualified in its entirety by more detailed information appearing elsewhere in this Memorandum and in the Governing Documents of the Fund. An investment in the Fund is also subject to the terms of a subscription agreement (the “
Subscription Agreement
”) to be entered into between the Fund and each Investor therein in connection with such Investor’s subscription for Shares in the Fund. All of the foregoing should be read carefully and in their entirety by Investors prior to subscribing for an interest in the Fund. If the terms described in this summary or elsewhere in this Memorandum are inconsistent with or contrary to the terms of the Governing Documents or a Subscription Agreement, the terms of the Governing Documents or Subscription Agreement, as the case may be, shall control.

The Fund	Fidelity Growth Company Private Investments Portfolio LLC is a limited liability company organized under the laws of the State of Delaware. The Fund is registered under the Investment Company Act of 1940, as amended (the “
1940 Act
”), as a
non-diversified,
closed-end
management investment company.

The Fund was organized on June 23, 2026 and initially commenced operations as a private fund on September 11, 2026.

Investors in the Fund collectively are referred to herein as “ Investors ” and their units of limited liability company interests in the Fund are referred to collectively as “ Shares .”

Shares of the Fund are available only to certain other Fidelity funds and Fidelity managed collective investment trusts. The purpose of the Fund is to serve as an aggregator vehicle through which one or more Fidelity-advised funds or accounts receive exposure to securities of privately held companies.

The Adviser	Fidelity Diversifying Solutions LLC, a Delaware limited liability company (“ FDS ” or the “ Adviser ”).

As investment adviser to the Fund, the Adviser provides
day-to-day
investment management services to the Fund. The Adviser is registered as an investment adviser with the SEC pursuant to the Advisers Act. The Adviser leverages the resources of the entire Fidelity organization in managing the Fund.

The Adviser is also registered with the U.S. Commodity Futures Trading Commission (the “
CFTC
”) under the Commodity Exchange Act of 1936, as amended, as a commodity pool operator (“
CPO
”) and a commodity trading advisor (“
CTA
”), and is a member of the National Futures Association. However, with respect to the Fund, the Adviser is exempt from registration with the CFTC as a CPO under CFTC Rule 4.5 because of the Fund’s limited trading in commodity interests and member eligibility requirements, so that unlike a registered CPO, with respect to the Fund, the Adviser is not required to deliver a disclosure document or an annual report (as these terms are used in the CFTC’s rules) to Investors.

The Adviser, on behalf of the Fund, has entered into sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR

H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) (the “
Sub-Advisers
”). Pursuant to the
sub-advisory
agreements, the Adviser may receive from the
Sub-Advisers
investment research and advice on issuers outside the United States
(non-discretionary
services) and the Adviser may grant the
Sub-Advisers
investment management authority and the authority to buy and sell securities if the Adviser believes it would be beneficial to the Fund (discretionary services). The Adviser, and not the Fund, pays the
Sub-Advisers.

FMR LLC is the ultimate parent company of the Adviser and the
Sub-Advisers.
At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Investment Objective	The Fund’s investment objective is to provide capital appreciation. The Fund seeks to achieve its investment objective primarily through investments in securities of privately held companies. The Fund’s investment objective may be changed by the Fund’s Board of Directors (the “
Board
”) without the approval of the holders of a majority of the outstanding voting securities of the Fund.

Except as described under “
Investment Objective, Opportunities and Strategies
” below, the Fund is not limited with respect to the types of investments, companies or the range of industries, sectors or geographic regions in which it may invest.

Investment Strategies	The Fund will seek to generate returns primarily by making direct, minority investments in private companies around the globe and across sectors through investments in convertible preferred stock, common stock, convertible notes, or other instruments issued by such companies. The private companies may be in different stages of development, ranging from early-stage companies to late-stage companies with a relatively short time horizon to a liquidity event (such as an initial public offering (“
IPO
”)). The securities may be acquired directly from an issuer or in secondary transactions from other stockholders, either directly or through a tender offer process.

Under normal circumstances, the Fund intends to invest at least 80% of its assets in private investments. For purposes of this policy, private investments are investments in companies whose securities are not listed for trading on a national securities exchange or other public market at the time of the Fund’s investment and are not otherwise publicly traded. An asset that was a private investment within the meaning of this policy at the time of acquisition by the Fund will continue to qualify as a private investment for purposes of this policy even if the company’s equity securities become publicly-traded following an IPO or other transaction, or the asset is converted into or exchanged for securities of another company or another asset, such as through a merger or other business combination.

Derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the Fund’s 80% policy, consistent with the Fund’s investment policies and limitations with respect to investments in derivatives.

The Fund’s 80% investment policy may only be changed if authorized by a vote of the holders of a majority of the Fund’s outstanding voting securities, unless: (1) the Fund conducts a repurchase offer in advance of the proposed change to its 80% investment policy; (2) the Fund provides its shareholders with at least 60 days’ notice prior to the proposed change to the 80% investment policy in advance of the repurchase offer; and (3) the repurchase offer is not oversubscribed.

The Fund invests in companies engaged in research, design, production or distribution of products or processes that relate to software.

To manage the liquidity of its investment portfolio, the Fund also intends to invest a portion of its assets in a portfolio of liquid assets, including cash and cash equivalents, equity and debt securities that are listed for trading on a national securities exchange or other liquid market, derivatives and other investment companies, including money market funds, mutual funds and exchange traded funds (“
Liquid Assets
”). For temporary defensive purposes, liquidity management or in connection with implementing changes in its asset allocation, the Fund may hold a substantially higher amount of Liquid Assets and other liquid investments. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the repurchase of Shares by periodic tender offers to Investors, the Fund may sell certain of its assets.

Leverage	As a registered
closed-end
investment company, the Fund generally must have at least 300% asset coverage for its debt after incurring any new indebtedness. This means that generally the value of the investment company’s total indebtedness at that time may not exceed one third of the value of its total assets (including the indebtedness). In other words, the Fund is permitted by the 1940 Act to have a leverage ratio of up to 0.5x debt-to-equity.

The Board may also authorize the Fund to issue preferred units of limited liability company interests in one or more classes or series without shareholder approval to the extent permitted by the 1940 Act. After the issuance of any preferred units of limited liability company interests, the Fund must have an asset coverage of at least 200%. In addition, (i) holders of preferred units of limited liability company interests must have the same voting rights as the holders of Shares (one share one vote); and (ii) holders of preferred units of limited liability company interests must have the right, as a class, to appoint directors to the Board of Directors.

Leverage facilities may be secured by the assets of the Fund; and may further be secured by all of the Fund’s rights and remedies under the Governing Documents.

Private Offering	Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the “
Securities Act
”).

Investments in the Fund may be made only by certain other Fidelity funds and Fidelity managed collective investment trusts.

The Fund has currently established only one class of Shares. The Fund’s affiliates have received exemptive relief from the SEC that permits the Fund to issue multiple classes of Shares with varying sales loads, contingent deferred sales charges, and/or asset-based service and/or distribution fees. The Fund may offer additional classes of Shares in the future.

Eligible Investors	Shares will be offered only to certain other Fidelity funds and Fidelity managed collective investment trusts who are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act (“
Investors
”). Each Investor will be required to (i) represent in their subscription agreement that they are acquiring Shares for investment purposes only and not with a view to resell or distribute any Shares and (ii) make other customary private placement representations.

Subscriptions	Investors may subscribe to purchase Shares of the Fund on a monthly basis and such other times as may be determined by the Fund in its sole discretion. For monthly purchases, Investors may only purchase Shares as of the first business day of each month pursuant to accepted subscription orders. “
Business day
” means any day other than a Saturday, a Sunday or another day on which the New York Stock Exchange (NYSE) is closed for business. A subscription must be received in good order at least three business days prior to the first business day of the month (unless waived by the Adviser) and include the full subscription funding amount to be accepted. For share subscriptions offered other than on a monthly basis, the terms of such subscription offers will be determined at the Fund’s discretion.

An Investor will not know the Fund’s NAV per share applicable on the effective date of the subscription. However, the NAV per share applicable to a subscription will generally be available the next business day after the effective date of the subscription. At that time, the actual number of Shares purchased based on the Investor’s subscription amount will be determined, and the Shares will be credited to the Investor’s account as of the effective date of the subscription.
See
“
How to Subscribe
” for more details.

Purchases In-Kind
The Fund may, in its sole discretion, accept contributions of securities or other assets in lieu of cash (“
in-kind
contributions
”) in connection with the purchase of Shares of the Fund, subject to the conditions and limitations set forth herein. The Fund reserves the right to reject any proposed in-kind
contribution, in whole or in part, for any reason, including without limitation if the Fund determines that the securities or other assets proposed to be contributed (i) are not of a type or quality consistent with the Fund’s investment objective, policies, and restrictions, (ii) would cause the Fund to violate any applicable law or regulation, or (iii) are otherwise not acceptable to the Fund in its sole discretion.

In-kind
contributions generally must consist of securities or other assets that the Fund is permitted to hold in accordance with its investment objective, policies, and restrictions as described in this Memorandum. Securities tendered as in-kind
contributions must be (i) not subject to any liens or encumbrances, (ii) capable of being valued in accordance with the Fund’s valuation procedures, and (iii) otherwise acceptable to the Fund and its Adviser in their sole discretion.

Securities and other assets accepted by the Fund as
in-kind
contributions will be valued in accordance with the Fund’s then-current valuation procedures, as described in this Memorandum, as of the date on which the in-kind
contribution is accepted by the Fund. The number of Shares of the Fund issued to a contributing investor in exchange for an in-kind
contribution will be determined by dividing the aggregate value of the contributed securities or other assets, as determined in accordance with the Fund’s valuation procedures, by the net asset value per share of the Fund as of the applicable valuation date. The Fund’s determination of the value of any securities or other assets tendered as an in-kind
contribution shall be final and binding on the contributing investor.

Any investor seeking to make an
in-kind
contribution must submit a request to the Fund or its designated agent in such form and containing such information as the Fund may require. The Fund may impose such additional conditions, requirements, and procedures with respect to in-kind
contributions as it deems appropriate, including without limitation requirements relating to the delivery and transfer of contributed securities, the execution of such agreements and instruments as the Fund may require, and the payment of any costs or expenses associated with the processing of the in-kind
contribution. The Fund reserves the right to modify or discontinue its acceptance of in-kind
contributions at any time and without prior notice.

The exchange of securities for shares of the Fund pursuant to an in-kind
contribution may constitute a taxable event for the contributing investor under applicable federal, state, and local tax laws. Investors should consult their own tax advisors regarding the tax consequences of making an in-kind
contribution to the Fund.

Any
in-kind
contribution will be subject to compliance with applicable provisions of the 1940 Act, the rules and regulations thereunder, and any applicable exemptive orders or no-action
relief obtained by the Fund or its affiliates in connection therewith.

Repurchase of Shares	The Fund does not intend to list its shares on a securities exchange and does not expect there to be a public market for its shares. As a result, an Investor’s ability to sell its shares will be limited.

The Fund intends to commence a share repurchase program in which it may repurchase Shares each quarter in such amounts and on such terms as may be determined by the Fund, in its sole discretion. The Board may amend, suspend or terminate the share repurchase program if it deems such action to be in the Fund’s best interest and the best interest of the Fund’s shareholders. As a result, share repurchases may not be available each quarter or at all. Upon a suspension of the share repurchase program, the Board will consider at least quarterly whether the continued suspension of the share repurchase program remains in the Fund’s best interest and the best interest of its shareholders. However, the Board is not required to authorize the recommencement of the share repurchase program within any specified period of time. The Board may also determine to terminate the share repurchase program in its discretion, including if required by applicable law or in connection with a transaction in which shareholders receive liquidity for their Shares, such as a sale or merger of the Fund or listing of Shares on a national securities exchange.

Repurchases of shares from shareholders by the Fund will be paid in cash promptly after the determination of the relevant NAV per share is finalized. The Fund may also repurchase Shares in-kind
by distributing securities as payment for repurchased Shares. In the event that the Fund makes an in-kind
distribution of securities, there can be no assurance that an Investor would be able to readily dispose of such securities or dispose of them at the value determined by the Adviser.
See
“
Share Repurchase Program
” for more details.

Management Fees	The Fund does not pay a management fee to the Adviser.

Organizational Expenses	The Adviser and/or its affiliates shall pay, whether directly or through reimbursement of the Fund, for all costs and expenses incurred in connection with the organization and formation of the Fund.
See
“
Fund Expenses
” for more details.

Fund Expenses	The Fund will bear costs and expenses in connection with its operation, administration, and transactions. See “ Fund Expenses ” for more details.

Distributions	The amount and timing of distributions from the Fund to the Investors will be at the discretion of the Fund’s Treasurer (or his or her delegates). As a partnership for tax purposes, the Fund is not subject to the distribution requirements of a regulated investment company under the Code.

Distributions will be in the form of cash or securities.
In-kind
distributions of securities will be valued in accordance with the Adviser’s valuation policy. The Fund may periodically distribute shares of private company investments that have become freely tradeable, such as following an IPO, to the Fidelity-advised funds that invest in the Fund.

Unlisted Closed-End Structure
The Fund has been organized as a
non-diversified
closed-end
management investment company and is only offered to certain other Fidelity funds and Fidelity managed collective investment trusts.
Closed-end
funds differ from
open-end
funds (commonly known as mutual funds) in that investors in
closed-end
funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end
funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Therefore, an investment in the Fund, unlike an investment in a typical closed-end
fund, is not a liquid investment. The Fund may, at its discretion, conduct repurchase offers for a limited amount of the Fund’s Shares. The Fund believes that a closed-end
structure is most appropriate for the long-term nature of the Fund’s strategy. The Fund’s NAV per Share may be volatile. As the Shares are not traded, Investors will not be able to dispose of their investment in the Fund, except through repurchase offers, no matter how the Fund performs.

Board of Directors	The Board of Directors (the “
Board
”) oversees and monitors the Fund’s management and operations. A majority of the members of the Board (each, a “
Director
”) are considered independent and are not “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser (collectively, the “
Independent Directors
”).
See
“
Management of the Fund
.”

Conflicts of Interests	From time to time, conflicts will arise between the interests of the Fund, Investors, the Adviser and their respective affiliates, and other investment entities and accounts managed or pursued by the Adviser and their affiliates.
See
“
Conflicts of Interest
” in this Memorandum for more information.

Allocation of Investment Opportunities	Investment opportunities will be allocated among the Fund and other investment entities and accounts managed by the Adviser and its affiliates as described in the “
Conflicts of Interest
” section of this Memorandum.

Valuations	The Adviser, subject to the oversight of the Board, determines the valuation of the Fund’s investments. It is expected that most of the Fund’s investments will not have readily available market quotations, which will require the Adviser to estimate, in accordance with the Adviser’s valuation policies, the fair value of such investments on the valuation date. Fair value pricing is based on subjective judgments, and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold. Absent bad faith or manifest error, valuation determinations of the Adviser will be conclusive and binding on the Fund investors.

The Adviser has engaged an independent valuation firm to prepare valuation recommendations for investments for which market quotations are not readily available as of the last business day of each calendar month and on an ad-hoc
basis, as deemed appropriate. The independent valuation firm undertakes a full analysis of the investments and provides estimated fair values for such investments to the Adviser. The independent valuation firm also provides analyses to support their valuation methodology and calculations. The Adviser’s Fair Value Committee reviews and approves each valuation recommendation and confirms it has been calculated in accordance with the Board-approved policies and procedures. The Fair Value Committee manages the Fund’s fair valuation practices and maintains the fair valuation policies and procedures. The Adviser reports to the Board information regarding the fair valuation process and related material matters. The Board may determine to modify its designation of the Adviser as valuation designee, relating to any or all Fund investments, at any time.

Summary of Taxation	The Fund expects to be treated as a partnership and not an association or a publicly traded partnership taxed as a corporation for U.S. federal income tax purposes within the meaning of the Code and, accordingly, each Investor in the Fund will generally be subject to U.S. federal income tax (and any applicable state and local income taxes) annually on its distributive share of the Fund’s net recognized income and gain, whether or not such amount is distributed in cash to the Investor. Investors should consult their own tax advisors with specific reference to their own situations as they relate to an investment in the Fund.

The Fund will provide the Investors with a Schedule
K-1
as soon as reasonably practicable after receipt of all of the necessary information following the Fund’s taxable year . The Fund may not be able to provide final Schedule
K-1
to the Investors for any given calendar year until after April 15 of the following year. Investors should be prepared to obtain extensions of the filing date for their income tax returns at the U.S. federal, state and local level.

The Adviser currently anticipates that the Fund will seek to avoid engaging in transactions or making investments that will generate “unrelated business taxable income” (otherwise known as “
UBTI
”). However, if the Fund were to generate UBTI, U.S.
tax-exempt
investors (including “individual retirement accounts,” “529 Plans” and “collective investment trusts”) may incur income tax liability and income tax filing obligations with respect to their share of the Fund’s UBTI and debt-financed income arising from their investments in the Fund. If the Adviser’s expectations with respect to UBTI change during the fundraising period, the Adviser may determine to form one or more investment vehicles that will elect to be treated as a corporation for U.S. federal income tax purposes. If such an entity were formed, U.S.
tax-exempt
investors in such entity would generally not be expected to incur UBTI in connection with their investment (assuming that such investors do not borrow to make their investment). However, there can be no assurance in this regard. Prospective U.S.
tax-exempt
investors (and their trustees or administrators, if applicable) should consider these and other factors and consult their own legal and tax advisers before making an investment in the Fund.

Certain ERISA Considerations
Employee benefit plans and other plans or entities subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“
ERISA
”) and/or Section 4975 of the Code, including certain corporate retirement and 401(k) plans, IRAs and Keogh Plans (each, a “
Plan
”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to a Plan subject to Title I of ERISA (“
ERISA Plan
”), including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any Plan that becomes an Investor, solely as a result of the Plan’s investment in the Fund.

Risk Factors	An investment in the Fund involves significant risk and should be considered only by sophisticated investors able to meet draw down obligations and assume the risks of loss and illiquidity inherent with an investment in the Fund. The past performance of the Adviser, or its affiliates is no guarantee of future performance. There is no assurance that the Fund will be profitable or that it will find suitable investments.
See
“
Types of Investments and Related Risks
” and “
Conflicts of Interest
.”

Fiscal Year	The fiscal year end of the Fund will be November 30.

Auditors	The Fund has engaged Deloitte & Touche LLP to act as auditor to the Fund.

Custodian	The Fund has engaged The Bank of New York Mellon to provide the Fund with custody services.

Legal Counsel	Dechert LLP acts as legal counsel to the Fund.

Additional Information	Investors are invited to contact the Fund or the Adviser in order to obtain such additional information or for further explanation of the terms and conditions of the offering of Shares. Requests for such information should be directed to: alternatives@fmr.com.

SUMMARY OF FEES AND
EXPENSES
The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Investors can expect to bear directly or indirectly.

SHAREHOLDER FEES
Maximum sales load (percentage of purchase amount)	None

ANNUAL FUND EXPENSES (as a percentage of average net assets)
Management Fee (1)	0.00%
Other Expenses (2)	0.07%

Total annual fund expenses	0.07%

1.	The Fund does not pay a management fee to the Adviser.
2.
Other expenses are based on estimated amounts for the current fiscal year and include reasonably estimated costs the Fund can expect to
incur related to accounting, custody, transfer agency, legal, pricing services and auditing fees of the Fund, as well as offering, insurance costs and fees payable to the Independent Directors.

Example:
The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in Shares. In calculating the following expense amounts, the Fund has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above.
An investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:
If You SOLD Your Shares

	1 Year	3 Year	5 Year	10 Year
Total Expenses Incurred	$1	$2	$3	$8
If You HELD Your Shares

	1 Year	3 Year	5 Year	10 Year
Total Expenses Incurred	$1	$2	$3	$8
The examples and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and the Fund’s actual expenses may be greater or less than those shown. While the examples assume a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “Management Fee.”

THE FUND
The Fund is a recently organized
non-diversified,
closed-end
management investment company that is registered under the 1940 Act. The Fund was organized as a Delaware limited liability company on June 23, 2026 and has a limited operating history. The principal office of the Fund is located at 245 Summer Street, Boston, Massachusetts 02210 and its telephone number is
617-563-7000.
For a further discussion of the Fund’s investment objective and principal investment strategies, see
“
Investment Objective, Opportunities and Strategies
.” There can be no assurance that the Fund will achieve its investment objective.
The Fund’s investment adviser is FDS.
See
“
The Adviser
.” Responsibility for overseeing the Fund’s investment program, management, and operations is vested in the individuals who serve on the Board.

THE ADVISER
The Adviser, an investment adviser registered with the SEC under the Advisers Act, serves as the investment adviser to the Fund. As investment adviser to the Fund, the Adviser provides day-to-day
investment management services to the Fund.
As of December 31, 2025, the Adviser has $18.9 billion in assets under management. The Adviser is also registered with the U.S. Commodity Futures Trading Commission (the “
CFTC
”) under the Commodity Exchange Act of 1936, as amended, as a commodity pool operator and a commodity trading advisor and is a member of the National Futures Association. The Adviser leverages the resources of the entire Fidelity organization (“
Fidelity Investments
” or “
Fidelity
”) in managing the Fund. The Adviser, on behalf of the Fund, has entered into sub-advisory
agreements with the
Sub-Advisers.
The
Sub-Advisers
may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the Fund. The Adviser, not the Fund, pays the
Sub-Advisers.
FMR Investment Management (UK) Limited (FMR UK) serves as a
sub-adviser
for the fund. As of December 31, 2024, FMR UK had approximately $15.1 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.
Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) serves as a sub-adviser
for the fund. As of December 31, 2024, FMR H.K. had approximately $29.2 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.
Fidelity Management & Research (Japan) Limited (FMR Japan) serves as a sub-adviser
for the fund. As of March 31, 2025, FMR Japan had approximately $2.8 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.
The Adviser, FMR UK, FMR H.K. and FMR Japan are wholly-owned subsidiaries of FMR LLC. At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

INVESTMENT OBJECTIVE, OPPORTUNITIES AND STRATEGIES
Investment Objective
The Fund’s investment objective is to provide capital appreciation. The Fund seeks to achieve its investment objective primarily through investments in securities of privately held companies. The Fund’s investment objective may be changed by the Board without the approval of the holders of a majority of the outstanding voting securities of the Fund.
Investment Opportunities and Strategies
The Fund will seek to generate returns primarily by making direct minority investments in private companies around the globe and across sectors through investments in convertible preferred stock, common stock, convertible notes, or other instruments issued by such companies. The private companies may be in different stages of development, ranging from early-stage companies to late-stage companies with a relatively short time horizon to a liquidity event (such as an initial public offering (“IPO”)). The securities may be acquired directly from an issuer or in secondary transactions from other stockholders, either directly or through a tender offer process.
Under normal circumstances, the Fund intends to invest at least 80% of its assets in private investments. For purposes of this policy, private investments are investments in companies whose securities are not listed for trading on a national securities exchange or other public market at the time of the Fund’s investment and are not otherwise publicly traded. An asset that was a private investment within the meaning of this policy at the time of acquisition by the Fund will continue to qualify as a private investment for purposes of this policy even if the company’s equity securities become publicly-traded following an IPO or other transaction, or the asset is converted into or exchanged for securities of another company or another asset, such as through a merger or other business combination.
Derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the Fund’s 80% policy, consistent with the Fund’s investment policies and limitations with respect to investments in derivatives.
The Fund’s 80% investment policy may only be changed if authorized by a vote of the holders of a majority of the Fund’s outstanding voting securities, unless: (1) the Fund conducts a repurchase offer in advance of the proposed change to its 80% investment policy; (2) the Fund provides its shareholders with at least 60 days’ notice prior to the proposed change to the 80% investment policy in advance of the repurchase offer; and (3) the repurchase offer is not oversubscribed.
To manage the liquidity of its investment portfolio, the Fund also intends to invest in a portfolio of liquid assets, including cash and cash equivalents, equity and debt securities that are listed for trading on a national securities exchange or other liquid market, derivatives and other investment companies, including money market funds, mutual funds and exchange traded funds (“ETFs”) (collectively, “Liquid Assets”). For temporary defensive purposes, liquidity management or in connection with implementing changes in its asset allocation, the Fund may hold a substantially higher amount of Liquid Assets and other liquid investments. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the repurchase of Shares by periodic tender offers to Investors, the Fund may sell certain of its assets.
Other Characteristics
Other Investment Strategies. The Fund may also invest in other instruments with similar economic characteristics to equity securities. The Fund may engage in short sales. The Fund may use derivatives to gain investment exposure to equity investments, provide downside protection and to dampen volatility. In particular, the Fund may seek to hedge all or a portion of the Fund’s foreign currency risk through the use of foreign currency forward contracts. Derivatives may allow the Fund to increase or decrease the level of risk to which the

Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may invest in securities of other investment companies, which may include investment companies advised by the Adviser or an affiliate that operate as mutual funds, ETFs, closed-end
funds, or business development companies (“
BDCs
”), to the extent that these investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act or any applicable exemption therefrom. The Fund may invest in other investment companies to gain exposure to particular asset classes, to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when the Adviser believes share prices of other investment companies offer attractive values. The Adviser may lend the Fund’s securities to broker-dealers or other institutions to earn income for the Fund.
Foreign Instruments
. The Fund may make investments in
non-U.S.
entities, including issuers in emerging markets. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund may make its investment in
non-U.S.
issuers through U.S. dollar denominated securities or purchase securities that are foreign currency denominated. Some
non-U.S.
securities may be less liquid and more volatile than securities of comparable U.S. issuers. Factors considered in determining whether an issuer may be deemed to be from a particular foreign country or geographic region include, among others, the issuer’s principal trading market, the country in which the issuer was legally organized, whether the issuer derives a substantial portion of its operations or assets from a particular country or region or derives a substantial portion of its revenue or profits from businesses, investments or sales outside of the United States.
Illiquid and Restricted Securities
. The Fund invests in instruments that, at the time of investment, are illiquid (generally, those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Most of the Fund’s investments will be in securities or interests in companies that are unregistered and in securities that are subject to contractual restrictions on their resale.
Cash and Short-Term Investments
. It is expected that the Fund’s assets will not be fully invested at all times. The Fund may invest its cash balances in money market instruments, money market funds (including shares of Fidelity® Central funds or other funds advised by the Adviser or its affiliates), U.S. government securities, commercial paper, certificates of deposit, repurchase agreements, and other high-quality debt instruments maturing in one year or less, among other instruments. In addition, including in response to adverse market, economic, or political conditions, the Fund may invest in high-quality fixed income securities, money market instruments, and money market funds, or may hold significant positions in cash or cash equivalents for defensive purposes. During such periods, the Fund may not achieve its investment objective.
Central Funds
. In addition to cash management, the Fund may hold Fidelity® Central funds to gain exposure to certain securities. Central funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds, including the Fund, and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses) but generally do not pay additional management fees. The investment results of the portions of the Fund’s assets invested in the Central funds will be based upon the investment results of those funds.
Leverage.
The Fund may borrow money in connection with its investment activities — i.e., the Fund may utilize leverage. Specifically, the Fund may borrow money through a credit facility or other arrangements to achieve its investment objective. In addition to borrowing money from third parties, the Fund may borrow on an unsecured basis from the Adviser or its affiliates. Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (for leverage obtained through debt) or 200% or more (for leverage obtained through preferred stock).

For example, if the Fund has $100 in Net Assets (as defined below), it may utilize leverage through obtaining debt of up to $50, resulting in $150 in total assets (or 300% asset coverage). In addition, if the Fund has $100 in Net Assets, it may issue $100 in preferred shares, resulting in $200 in total assets (or 200% asset coverage). “
Net Assets
” means the total assets of the Fund minus the Fund’s liabilities. The Fund does not presently intend to obtain leverage through preferred stock. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

TYPES OF INVESTMENTS AND RELATED RISKS
Investors should carefully consider the risk factors described below before deciding on whether to make an investment in the Fund. The risks set out below are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that the Fund currently deems to be immaterial also may materially adversely affect the Fund’s business, financial condition and/or operating results. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially adversely affected. In such case, the NAV of the Fund’s Shares could decline, and investors may lose all or part of their investment.
Risks Relating to Investment Strategies, Fund Investments and the Fund’s Investment Program
Early-Stage Companies Risk. Early-stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early-stage companies may be less liquid, privately held and more volatile and speculative than the securities of larger companies.
Medium- and Late-Stage Companies Risk. Medium- and late-stage private companies, while typically more advanced in developing their products and establishing their market presence, remain subject to significant risks. Such companies may require substantial additional financing to scale operations, expand into new markets, or sustain growth, with no guarantee that such financing will be available on favorable terms. Although they may have validated their business models to some extent, they remain subject to uncertainties of market acceptance and competition, which can adversely impact profitability and growth prospects. Additionally, as they prepare for potential public offerings or acquisition exits, such companies may face heightened scrutiny and regulatory challenges that could affect their valuation and strategic flexibility.
Reliance on Managers of Portfolio Companies; Non-Controlling Investments. The investment structure of the Fund will depend on the management teams of the portfolio companies in which it invests. Under this investment structure, the Fund generally will be a minority equity investor in portfolio companies and, notwithstanding certain contractual rights, will not control such companies. As a result, the returns under this investment structure (and/or NAV) will primarily depend on the performance of unrelated advisers and management teams and we may not be able to control or effectively influence the business or affairs of such entities. Such portfolio companies may have economic or business interests or goals that are inconsistent with those of the Fund, and the Fund may not be in a position to influence those interests or goals or otherwise protect the value of the Fund’s investments in such entities (and/or NAV), although as a condition of making such investments, it is expected that appropriate shareholder rights generally will be sought to help protect the Fund’s interest in the investments.
Risks Associated with Portfolio Companies. The portfolio companies in which the Fund invests will likely involve significant business and financial risk and may include making investments in companies that are in an early stage of development, have little or no operating history, are operating at a loss, or need significant additional capital to support their operations. Additionally, under the Fund’s strategy, the Fund may be requested to provide follow-on funding for portfolio companies or increase the Fund’s investment in such portfolio company (each a “follow-on investment”). There can be no assurance that the Fund will be in a position to make a follow-on investment. Any decision by the Adviser not to make a follow-on investment or the strategies’ inability to make a follow-on investment may have a significant impact on a portfolio company or may dilute the Fund’s ownership of such portfolio company.
Market Risk. The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, the imposition of tariffs, currency exchange controls, disease outbreaks, public health emergencies, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current administration, as well as the impact of heightened geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China, the war between Russia and Ukraine or significant conflict in the Middle East, including any resulting sanctions, export controls or other restrictive actions that may be imposed by the U.S. and/or other countries against governmental or other entities in, for example, Russia, could lead to disruption, instability and volatility in the global markets. The U.S. government may renegotiate some of its global trade relationships with foreign governments and may impose or threaten to impose significant tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.
Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value, or prevent the Fund from making a subsequent investment in a company. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices.
As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the recent
COVID-19
pandemic, persists for an extended period of time. Similarly, geopolitical and other events, such as actual or threatened war or military conflicts, acts of terrorism, social unrest, natural disasters, extreme weather, other geological events, man-made
disasters, bank failures, trade wars, inflation, deflation, recessions or other events, and governments’ reactions (as well as responses to government reactions or interventions) to such events, may lead to increased market volatility and instability in world economies and markets generally. The value of the Fund’s investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.
The Fund’s investment strategy and the availability of opportunities satisfying the Fund’s risk-adjusted return parameters relies in part on observable trends and conditions in the financial markets and in some cases the improvement of such conditions. Trends and historical events do not imply, forecast or predict future events and, in any event, past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct and actual events and circumstances may vary significantly.
Many of the issuers in which the Fund will make investments may be susceptible to economic slowdowns or recessions. Therefore, non-performing
assets may increase and the value of the Fund’s portfolio may decrease during these periods as the Fund is required to record the investments at their current fair value. Adverse economic conditions also may decrease the value of its equity investments. Economic slowdowns or recessions could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase the Fund’s and the issuers’ funding costs, limit the Fund’s and the issuers’ access to the capital markets or result in a decision by lenders not to extend credit to the Fund or the issuers. These events could prevent the Fund from increasing investments and harm its operating results.

An issuer’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross- defaults under other agreements and jeopardize the issuer’s ability to meet its obligations under the debt that the Fund holds. The Fund may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. In addition, if one of the issuers were to go bankrupt, depending on the facts and circumstances, a bankruptcy court might subordinate all or a portion of the Fund’s claim to that of other creditors or the Fund’s investment may become worthless.
The prices of financial instruments in which the Fund may invest can be highly volatile. General fluctuations in the market prices of securities may affect the value of the investments held by the Fund. Instability in the securities markets may also increase the risks inherent in the Fund’s investments.
Public Health Emergencies and Natural Disasters
. Widespread disease, including
COVID-19
as well as other public health emergencies, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent the Fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact the Fund’s ability to achieve its investment objective, as well as the operations of the Fund and the Adviser, and (iii) may exacerbate the risks discussed elsewhere in this Memorandum, including political, social and economic risks.
Investment in Private Investments
. The Fund will make investments in private investments, which involve a number of significant risks. Generally, little public information exists about these companies, and the Fund relies on the ability of the Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If the Adviser is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and the Fund may lose money on the Fund’s investments. Private investments generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have limited financial resources, may have difficulty accessing the capital markets to meet future capital needs and may be unable to meet their obligations under their debt securities, including debt securities that the Fund may hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund’s realizing any guarantees or security interests the Fund may have obtained in connection with the Fund’s investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than more established businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, these companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s investment and, in turn, on the Fund. These companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence.
Exposure to Foreign Markets
. The Fund may invest in securities of issuers located in foreign markets where the Adviser determines such investments to be advantageous. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. Investments in securities and instruments in emerging and developing markets could involve substantial risks not typically associated with investing in more established markets.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, the Adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to it and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the Adviser and/or its affiliates) may be impractical or undesirable. In such instances, the Adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign sub-custodian.
In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets and tend to be less regulated. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
The Fund may also invest in sovereign debt instruments. Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due to, for example, cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. Furthermore, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the Fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Foreign Currency Risks
. The Fund may purchase securities that are foreign currency denominated. A portion of the Fund’s investments (and the income and gains received by the Fund in respect of such investments) may therefore be denominated in currencies other than the U.S. dollar. However, the books of the Fund will be maintained, and contributions to and distributions from the Fund will generally be made, in U.S. dollars. Accordingly, changes in foreign currency exchange rates and exchange controls may materially adversely affect the value of the investments and the other assets of the Fund. For example, any significant depreciation in the exchange rate of the Euro, or any other currency in which the Fund makes investments, against the U.S. dollar, could adversely affect the value of dividends or proceeds on investments denominated in the Euro or such other currencies. In addition, the Fund will incur costs, which may be significant, in connection with the conversion of various currencies.
Use of Leverage: Risk of Borrowing by the Fund
. The Adviser may cause the Fund to incur permanent, Fund-level leverage potentially including through bridge, subscription, asset-backed facilities, financing transactions from prime brokers or custodians, short-sales and/or related to the Fund’s hedging activities.
Borrowings by the Fund will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. Such debt exposes the Fund to refinancing, recourse and other risks. As a general matter, the presence of leverage can accelerate losses.
Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (for leverage obtained through debt) or 200% or more (for leverage obtained through preferred stock). For example, if the Fund has $100 in Net Assets, it may utilize leverage through obtaining debt of up to $50, resulting in $150 in total assets (or 300% asset coverage). In addition, if the Fund has $100 in Net Assets, it may issue $100 in preferred shares, resulting in $200 in total assets (or 200% asset coverage). The Fund does not presently intend to obtain leverage through preferred stock. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.
Under current SEC requirements, the Fund may elect to treat borrowings, reverse repurchase agreements, the leverage potentially incurred in securities lending and short selling, together with any other senior securities representing indebtedness, by requiring asset coverage (as defined in the 1940 Act) immediately after any borrowing of 300% or more. To the extent the Fund “covers” its commitment under these transactions, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings (or, as the case may be, the 200% asset coverage requirement applicable to preferred shares). In the event that the Fund elects not to treat reverse repurchase agreements and similar financing transactions in the same manner of indebtedness, it must treat them as derivatives as discussed below.
The Fund’s borrowings from third parties may ultimately be secured with a security interest in investments. In times of adverse market conditions, the Fund may be required to post additional collateral which could affect the Fund’s liquidity. In addition to borrowing money from third parties, the Fund may borrow on an unsecured basis from the Adviser or its affiliates.
Leverage creates several major types of risks for Investors, including: (i) the likelihood of greater volatility of NAV of Shares, and of the investment return to Investors, than a comparable portfolio without leverage; (ii) the possibility either that Share distributions will fall if the interest and other costs of leverage rise, or that distributions paid on Shares will fluctuate because such costs vary over time; (iii) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged; (iv) to the extent that Fund revenues are required to meet principal payments or preferred share dividends, Investors may be allocated income (and therefore tax liability) in excess of cash distributed; and (v) in certain circumstances, the Fund may be required to dispose of investments at a loss or otherwise on unattractive terms in order to service its debt obligations or meet its debt covenants. In addition, in connection with one or more credit facilities entered into by the Fund and any preferred shares, distributions to Investors may be subordinated to payments required in connection with any indebtedness contemplated thereby. There can be no assurance that the Fund will have sufficient cash flow to meet its debt service obligations. As a result, the Fund’s exposure to foreclosure and other losses may be increased due to the illiquidity of its investments.
In addition, the Fund may need to refinance any outstanding debt as it matures. There is a risk that the Fund may not be able to refinance existing debt or that the terms of any refinancing may not be as favorable as the terms of the existing loan agreements. If prevailing interest rates or other factors at the time of refinancing result in higher interest rates upon refinancing, then the interest expense relating to that refinanced indebtedness would increase. These risks could adversely affect the Fund’s financial condition, cash flows and the return on its investments.
Liquidation of the Fund’s investments at an inopportune time in order to satisfy such financial covenants could adversely impact the performance of the Fund and could, if the value of its investments had declined significantly, cause the Fund to lose all or a substantial amount of its capital. In the event of a sudden, precipitous drop in the value of the Fund’s assets, the Fund might not be able to dispose of assets quickly enough to pay off its debt resulting in a foreclosure or other total loss of some or all of the pledged assets. Fund-level debt facilities typically include other covenants such as, but not limited to, covenants against the Fund incurring or being in default under other recourse debt, including certain Fund guarantees of asset level debt, which, if triggered could cause adverse consequences to the Fund if it is unable to cure or otherwise mitigate such breach.
Investments in Publicly Traded Companies
. The Fund may invest in publicly traded debt and equity securities, including when a private company held by the fund becomes public. These investments are subject to certain risks, including the risk of loss from counterparty defaults, the risks arising from the volatility of the global fixed-income and equity markets, movements in the stock market and trends in the overall economy, increased obligations to disclose information regarding such companies, increased likelihood of shareholder litigation against such companies’ board members, which may include the Adviser’s personnel, regulatory action by the SEC and increased costs associated with each of the aforementioned risks. When buying a publicly traded security or other publicly traded instruments, the Fund may be unable to obtain financial covenants or other contractual rights that the Fund might otherwise be able to obtain in making privately- negotiated investments. Moreover, the Fund may not have the same access to information in connection with investments in publicly traded securities or other publicly traded instruments, either when investigating a potential investment or after making an investment, as compared to a privately-negotiated investment. Publicly traded securities that are rated by rating agencies are often reviewed and may be subject to downgrade, which generally results in a decline in the market value of such security. Furthermore, the Fund may be limited in its ability to make investments and to sell existing investments in public securities or other publicly traded instruments because the Adviser may have material, non-public
information regarding the issuers of those securities or as a result of other Adviser policies. Accordingly, there can be no assurance that the Fund will make investments in public securities or other publicly traded instruments or, if it does, as to the amount it will invest. The inability to sell such securities or instruments in these circumstances could materially adversely affect the investment results of the Fund.
Industry Concentration.
Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments. The software industry can be significantly affected by intense competition, aggressive pricing, technological innovation, and product obsolescence.
Other Investment Companies Risk
. To a limited extent, the Fund may invest in securities of other investment companies, which may be advised by the Adviser or an affiliate and may include mutual funds, ETFs or BDCs. With respect to listed closed-end
funds and ETFs, the market value of their shares may differ from the NAV of the particular fund. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities. In addition, if the Fund invests in such investment companies or investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund, but also will indirectly bear similar expenses of the underlying investment company. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in unaffiliated investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Adviser.
Non-U.S.
Securities
. The Fund may invest in securities and instruments of
non-U.S.
issuers.
See
“
Exposure to Foreign Markets
” and “
Foreign Currency Risks
” above. The Fund’s investments in securities and instruments in
non-U.S.
markets involve substantial risks often not typically associated with investing in U.S. securities. Investments in
non-U.S.
securities may be adversely affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and thereby will have an impact upon the Fund’s total return on such assets.
Investments in
non-U.S.
securities will also be subject to risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of the Fund’s assets and the effects of foreign social, economic or political instability.
Non-U.S.
companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover,
non-U.S.
companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.
Securities of
non-U.S.
issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasionally lead to delays in settlements of the Fund’s trades effected in such markets.
Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation or by withholding taxes imposed by the government of an emerging country.
Taxation of dividends, interest and capital gains received by non-residents
varies among foreign countries and, in some cases, is comparatively high. In addition, some countries have tax laws and procedures that may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.
Change of Law Risk
. Government counterparties or agencies may have the discretion to change or increase regulation of a portfolio investment’s operations or implement laws or regulations affecting the portfolio investment’s operations, separate from any contractual rights it may have. A portfolio investment also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such portfolio company. Governments have considerable discretion in implementing regulations and tax reform, including, for example, the possible imposition or increase of taxes on income earned by a portfolio company or gains recognized by the Fund on its investment in such portfolio company, that could impact a portfolio company’s business as well as the Fund’s return on investment with respect to such portfolio company.
Force Majeure Risk
. The Fund’s investments may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, wildfires, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, trade wars, and labor strikes). Some force majeure events may adversely affect the ability of a party (including a company or a counterparty to the Fund or a company) to perform its obligations until it is able to remedy the force majeure event. In addition, the cost to a company of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more companies or its assets, could result in a loss to the Fund, including if its investment in such company is cancelled, unwound or acquired (which could be without what the Fund considers to be adequate compensation). To the extent the Fund is exposed to investments in companies that as a group are exposed to such force majeure events, the risks and potential losses to the Fund are enhanced.
Derivative Investments
. The Fund may invest in derivative instruments or “derivatives” that include total return swaps (“
TRS
”) and other swaps, futures, options, structured securities and other instruments and contracts that are derived from, or the value of which is related to, one or more underlying securities, financial benchmarks, currencies or indices. Derivatives allow an investor to hedge or speculate upon the price movements of a particular security, financial benchmark currency or index at a fraction of the cost of investing in the underlying asset. The value of a derivative depends largely upon price movements in the underlying asset. Therefore, many of the risks applicable to trading the underlying asset are also applicable to derivatives of such asset. However, there are a number of other risks associated with derivatives trading. For example, because many derivatives are leveraged, and thus provide significantly more market exposure than the money paid or deposited when the transaction is entered into, a relatively small adverse market movement may expose the Fund to the possibility of a loss exceeding the original amount invested. Derivatives may also expose investors to liquidity risk, as there may not be a liquid market within which to close or dispose of outstanding derivatives contracts.
All derivative instruments involve risks that are in addition to, and potentially greater than the risks of investing directly in securities and other more traditional assets, including:

•
Management Risks. Derivative products are specialized instruments that require investment techniques and risk analyses different from those associated with equities and fixed income securities. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into and the ability to assess the risk that a derivative adds to the Fund’s portfolio.

•
Counterparty Risks. This is the risk that a loss may be sustained by the Fund as a result of the failure of the other party to a derivative (usually referred to as a “
counterparty
”) to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for over-the-counter
(“
OTC
”) derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded or cleared derivative transaction is the counterparty to the derivative transaction. The Fund may post or receive collateral related to changes in the market value of a derivative. The Fund also may invest in derivatives that (i) do not require the counterparty to post collateral, (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require significant upfront deposits unrelated to the derivatives’ intrinsic value, or (iv) do not require that collateral be regularly marked-to-market.
When a counterparty’s obligations are not fully secured by collateral, the Fund runs the risk of having limited recourse if the counterparty defaults.

•
Documentation Risks. Many derivative instruments also have documentation risk. Because the contract for each OTC derivative transaction is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Adviser believes are owed to the Fund under derivative instruments or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

•
Liquidity Risks. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Less liquid derivative instruments also may fall more in price than other securities during market falls. During periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in the mark-to-market
obligations arising under the derivative instruments used by the Fund. These risks may be further exacerbated by requirements under rules issued pursuant to recently enacted financial reform legislation.

•
Leverage Risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•
Tax Uncertainties. The taxation of derivatives, including credit default swaps, TRS and other transactions in which the Fund may participate, is subject to uncertainties. Such transactions may become subject to new laws and regulations, possibly with retroactive effect, as well as differing interpretations of existing law and regulations by the relevant taxing authorities. There can be no assurance that such changes in law or interpretation will not have a material adverse effect on the Fund.

•
Other Risks. Other risks in using derivatives include the risk of mispricing or incorrect valuation of derivatives. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, over-and/or
under- collateralization, and/or errors in calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired result. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates or indices they are designed to track. The risk may be more pronounced when outstanding notional amounts in the market exceed the amounts of the referenced assets. For example, the Fund’s use of reverse repurchase agreements subjects it to interest costs based on the difference between the sale and repurchase price of the securities involved.
Derivatives are also subject to currency and other risks. Moreover, suitable derivatives may not be available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Counterparties to derivatives contracts may have the right to terminate such contracts if the Fund’s net asset value declines below a certain level over a specified period of time. The exercise of such a right by the counterparty could have a material adverse effect on the Fund’s operations.
In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the “
rule
”). Subject to certain

exceptions, the rule requires the Fund to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk
(“
VaR
”) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a “limited derivatives users” exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard
settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “
Delayed-Settlement Securities Provision
”). A fund may otherwise engage in when-issued, forward-settling and non-standard
settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
Illiquidity of Fund Investments
. The market value of the Fund’s investments will fluctuate with, among
other thi
ngs
, changes in market rates of interest, general economic conditions, economic conditions in particular industries, the condition of financial markets and the financial condition of the issuers of the Fund’s investments. In addition, the lack of an established, liquid secondary market for private investments may have an adverse effect on the market value of those investments and on the Adviser’s ability to dispose of them. Additionally, the Fund’s investments will be subject to certain other transfer restrictions that may contribute to illiquidity, including because they may be treated as restricted securities under the Securities Act or because of contractual limitations on transfer. Therefore, no assurance can be given that, if the Adviser decides to dispose of a particular investment, it will be able to dispose of such investment or be able to dispose of such investment at the prevailing market price.
Securities Lending Risk
. Securities lending involves the risk that the borrower may fail to return the securities loaned in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.
Failure to Make
Follow-On
Investments
. Following an initial investment in a company, the Fund may make additional investments in that company as
“follow-on”
investments, including exercising warrants, options or convertible securities that were acquired in the original or subsequent financing; in seeking to: (i) increase or maintain in whole or in part the Fund’s position as a creditor or the Fund’s equity ownership percentage in a company; or (ii) preserve or enhance the value of the Fund’s investment. The Fund has discretion to make follow-on
investments, subject to the availability of capital resources, relating to issuers in which the Fund holds an existing investment as of the date of such proposed
follow-on
investment. Failure to make
follow-on
investments may, in some circumstances, jeopardize the continued viability of a company and the Fund’s initial investment, or may result in a missed opportunity for the Fund to increase its participation in a successful operation. Even if the Fund has sufficient capital to make a desired follow-on
investment, the Adviser may elect not to make a
follow-on
investment because the Adviser may not want to increase the Fund’s level of risk or because the Adviser prefers other opportunities for the Fund.
Investments in
Non-Voting
Stock; Inability to Vote
. Under certain circumstances, the Fund may hold investments in non-voting
form or limit its voting rights to a certain percentage to avoid becoming (i) an “affiliated person”, within the meaning of the 1940 Act, of any venture capital or growth companies and (ii) subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. In such cases, where only voting securities are available for purchase, the Fund may seek to create by contract the same result as owning a non-voting
security by agreeing to irrevocably relinquish or limit the right to vote, if any, in respect of its investment. Notwithstanding these limitations, under certain circumstances, the Fund could become an “affiliated person” of a portfolio company, which may result in the Fund being restricted from transacting with, among others, the portfolio company absent an applicable exemption (whether by rule or otherwise). The Fund generally will be a minority equity investor and does not intend to take control positions in any portfolio companies.
To the extent that the Fund contractually foregoes the right to vote certain securities, the Fund will not be able to vote or may be able to vote only to a limited extent on matters that may be adverse to the Fund’s interests. As a result, the Fund’s influence on a portfolio company could be diminished, which may adversely affect the Fund and its Investors.
Regulatory Approvals
. The Fund may invest in portfolio companies believed to have obtained all material United States federal, state, local or
non-U.S.
approvals, if any, required as of the date thereof to acquire and operate their facilities. In addition, the Fund may be required to obtain the consent or approval of applicable regulatory authorities in order to acquire or hold certain ownership positions in portfolio companies. A portfolio company could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such portfolio company. For example, in the case of oil and gas drilling, handling and transportation, such activities are extensively regulated, and statutory and regulatory requirements may include those imposed by energy, zoning, environmental, health, safety, labor and other regulatory or political authorities. Moreover, additional regulatory approvals, including without limitation, renewals, extensions, transfers, assignments, reissuances or similar actions, may become applicable in the future due to a change in laws and regulations, a change in the companies’ customers or for other reasons. There can be no assurance that a portfolio company will be able to (i) obtain all required regulatory approvals that it does not have at the time of the Fund’s investment or that it may be required to have in the future; (ii) obtain any necessary modifications to existing regulatory approvals; or (iii) maintain required regulatory approvals. Delay in obtaining or failure to obtain and maintain in full force and effect any regulatory approvals, or amendments thereto, or delay or failure to satisfy any regulatory conditions or other applicable requirements could prevent operation of a facility or sales to or from third parties or could result in fines or additional costs to a portfolio company. Regulatory changes in a jurisdiction where a portfolio investment is located may make the continued operation of the portfolio investment infeasible or economically disadvantageous and any expenditures made to date by such portfolio investment may be wholly or partially written off. The locations of the portfolio investments may also be subject to government exercise of eminent domain power or similar events. Any of these changes could significantly increase the regulatory-related compliance and other expenses incurred by the portfolio investments and could significantly reduce or entirely eliminate any potential revenues generated by one or more of the portfolio investments, which could materially and adversely affect returns to the Fund.

Other Risks Relating to the Fund
Limited Operating History. The Fund is a new company with limited operating history, and as a result, the Fund has minimal financial information on which investors can evaluate an investment in the Fund or prior performance. Investors must rely on the Adviser to implement the Fund’s investment policies, to evaluate all of the Fund’s investment opportunities and to structure the terms of the Fund’s investments rather than evaluating the Fund’s investments in advance. Additionally, the results of any other businesses or companies that have or have had an investment objective which is similar to, or different from, the Fund’s investment objective are not indicative of the results that the Fund may achieve. The Fund expects to have a different investment portfolio from other businesses or companies. Accordingly, the Fund’s results may differ from and are independent of the results obtained by such businesses or companies. Moreover, past performance is no assurance of future returns.
The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of investors’ investments could decline substantially or that investors’ investments could become worthless. The Adviser anticipates, based on the amount of proceeds raised in the initial or subsequent closings that it could take some time to invest substantially all of the capital expected to be raised due to market conditions generally and the time necessary to identify, evaluate, structure, negotiate and close suitable investments consistent with the Fund’s investment strategy. The Fund may not be able to pay any significant distributions during this period, and any such distributions may be substantially lower than the distributions expected to be paid when the Fund’s portfolio is fully invested.
Lack of Diversification. The Fund is classified as a non-diversified investment company within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act with respect to the proportion of its assets that it may invest in securities of a single issuer. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. The Fund does not have fixed guidelines for diversification, and its investments could be concentrated in relatively few portfolio companies. Although the Fund is classified as a non-diversified investment company within the meaning of the 1940 Act, it maintains the flexibility to operate as a diversified investment company. To the extent that the Fund operates as a non-diversified investment company, it may be subject to greater risk.
Senior Management Personnel of the Adviser. Since the Fund has no employees, it depends on the investment expertise, skill and network of business contacts of the Adviser. The Adviser evaluates, negotiates, structures, executes, monitors and services the Fund’s investments. The Fund’s future success depends to a significant extent on the continued service and coordination of the Adviser and the portfolio management teams. The departure of any members of the Adviser’s portfolio management team could have a material adverse effect on the Fund’s ability to achieve its investment objective.
The Fund’s ability to achieve its investment objective depends on the Adviser’s ability to identify, analyze, invest in, finance and monitor companies that meet the Fund’s investment criteria. The Adviser’s capabilities in managing the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objective, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.
In addition, the Advisory Agreement has termination provisions that allow the parties to terminate the agreement without penalty. The Fund may terminate the Advisory Agreement upon 60 days’ written notice without payment of any penalty. The decision to terminate the Advisory Agreement may be made by a majority of the Board or the holders of a majority of the outstanding voting securities, which means the lesser of (1) 67% or more of the voting securities present at a meeting if more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities. The Advisory Agreement may be terminated at any time, without penalty, by the Adviser upon 60 days’ notice to the Fund. The Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. Unless earlier terminated as described above, the Advisory Agreement will remain in effect after its initial two-year
term, and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund. If the Advisory Agreement is terminated or not renewed, it may adversely affect the quality of the Fund’s investment opportunities. In addition, in the event the Advisory Agreement is terminated or not renewed, it may be difficult for the Fund to replace the Adviser. Furthermore, the termination of the Advisory Agreement may adversely impact the terms of the Fund’s financing facilities or any financing facility into which the Fund may enter in the future, which could have a material adverse effect on the Fund’s business and financial condition.
Shares Not Listed; No Market for Shares
. The Fund has been organized as a
closed-end
management investment company.
Closed-end
funds differ from
open-end
management investment companies (commonly known as mutual funds) because investors in a closed-end
fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end
funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Therefore, an investment in the Fund, unlike an investment in a typical closed-end
fund, is not a liquid investment.
Restrictions on Transfers
. Transfers of Shares may be made only with the consent of the Fund, which may be withheld in the Fund’s sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.
Closed-end
Fund; Liquidity Risks
. The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a “private investment fund,” with those of a registered closed-end
investment fund. The Fund is similar to a private investment fund in that it will be actively managed and Shares will be sold in private placements solely to eligible investors. The Fund is structured as a non-diversified,
closed-end
management investment company and designed primarily for long-term investors. The Fund is not intended to be a typical exchange-traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment.
Closed-end
funds differ from
open-end
management investment companies, commonly known as mutual funds, in that investors in a closed-end
fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund may make offers to repurchase its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all Shares tendered in that offer will be repurchased. An investor may not be able to sell its Shares when and/or in the amount that it desires.
Repurchase of Shares Risk
. Although the Fund may, in its sole discretion, offer to repurchase outstanding Shares at their NAV, Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end
registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an Investor tenders due to the illiquidity of the Fund’s investments or if the Investors request the Fund to repurchase more Shares than the Fund is then offering to repurchase. If a repurchase offer is oversubscribed and the Fund determines to repurchase a pro rata portion of the Shares tendered, Investors will have to wait until the next repurchase offer to make another repurchase request. As a result, there also is a risk that certain Investors may tender more Shares than they wish to have repurchased in a particular repurchase offer to account for potential proration, thereby increasing the likelihood that proration will occur.
The Fund generally expects to distribute cash to the holder of Shares that are repurchased in satisfaction of such repurchase. However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. The Fund has the right to distribute securities as payment for repurchased Shares. In the event that the Fund makes such a distribution of securities, there can be no assurance that any Investor would be able to readily dispose of such securities or dispose of them at the value determined by the Adviser.
See
“
Share Repurchase Program
.”
There can be no assurance that the Fund will conduct repurchase offers and Investors may be unable to tender Shares for repurchase for an indefinite period of time.
In respect of any repurchase offer, there may be a substantial period of time between the date as of which Investors must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Investors whose Shares are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Investors will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.
Offers for repurchases of Shares, if any, may be suspended, postponed or terminated under certain circumstances. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Additionally, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Investors.
Competition for Investment Opportunities
. The Fund competes for investments with other
closed-end
funds and investment funds, including venture capital and growth capital funds, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Many of the Fund’s competitors are substantially larger and may have considerably greater financial, technical and marketing resources than the Fund, or greater ability to invest capital in private companies. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than it has. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than it is able to do. The Fund may lose investment opportunities if it does not match its competitors’ pricing. If the Fund is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Fund’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on it as a closed-end
fund.
Inadequate Return Risk
. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in its Shares.
Investment Dilution Risk
. Investors do not have preemptive rights to any Shares the Fund may issue in the future. The Fund’s Limited Liability Company Agreement (the “
LLCA
”) authorizes it to issue an unlimited number of Shares. The Board may make certain amendments to the LLCA. After an Investor purchases Shares, the Fund may sell additional Shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an Investor purchases its Shares, such investor’s percentage ownership interest in the Fund will be diluted.

Tax Risks
. The Fund intends to be treated as a partnership and not an association or a publicly traded partnership taxed as a corporation for U.S. federal income tax purposes within the meaning of the Code. As a partnership, the Fund generally will not pay U.S. federal income tax (and any applicable state and local income taxes) at the entity level. Instead, Investors will be required to take into account their distributive share of the Fund’s income, gain, loss, deduction and credit, regardless of whether the Fund makes corresponding cash distributions. As a result, Investors may incur tax liabilities without receiving sufficient distributions from the Fund to satisfy those tax liabilities. Accordingly, Investors should have sources other than the Fund from which to pay those tax liabilities.
The Fund’s taxable year will be November 30, or such other period as may be required by the Code. The Fund will provide Schedule
K-1
(and any related state and local partnership information statements) to its Investors as soon as practicable after receipt of all of the necessary information. The Fund may not be able to provide final Schedule
K-1
(and any related state and local partnership information statements) to the Investors for any given calendar year until significantly after April 15 of the following year. It is possible that an Investor will not receive all information necessary for such Investor to file tax returns or receive such information prior to the due dates of such Investor’s tax returns. Investors may need to obtain one or more extensions of the filing dates for their tax returns.
The tax rules applicable to partnerships are complex and subject to change. The IRS could challenge the Fund’s tax treatment, including the treatment of particular items of income, gain, loss, deduction or allocation. Any successful challenge could result in additional taxes, penalties, interest, Fund expenses, or other adverse consequences to the Fund and its Investors. In addition, absent certain elections by the Fund, an audit of the Fund could cause adjustments to the Fund’s tax items, and any resulting tax liability, to be determined and collected at the entity-level and thus borne by its Investors in the year in which the audit is completed, rather than the year to which the audit relates. The Investors (including former Investors) may be required to indemnify the Fund for any taxes (and related interest, penalties or other charges or expenses) payable by the Fund and attributable to such person’s interests.
The Fund may take positions with respect to certain tax issues that depend on legal conclusions not yet addressed by the courts. Should any such positions be successfully challenged by the IRS, an Investor might be found to have a different tax liability for that year than that reported on its U.S. federal income tax return, and the Fund’s ability to make distributions may be adversely affected.
If the Fund were to be treated as an association or a publicly traded partnership that is taxed as a corporation for U.S. federal income tax purposes within the meaning of the Code, the Fund could become subject to entity-level tax, which would reduce cash available for investment, distributions, tender offers and other Fund purposes and could materially reduce Investors’ returns. The Fund intends to be classified as a partnership and not treated as a corporation by reason of being a “publicly traded partnership” or “taxable mortgage pool” for U.S. federal income tax purposes.
In addition, because subscriptions are accepted monthly and shares may be repurchased through periodic tender offers, an Investor may bear the economic effect of tax items, audit adjustments, expenses or liabilities attributable to periods during which such Investor was not invested in the Fund, or may not receive the economic benefit of tax items attributable to periods during which such Investor held Shares. The Fund’s partnership tax status and the allocation of tax items among Investors may therefore produce tax consequences that differ from Investors’ economic experience with the Fund.
Investors will further be subject to the risk that changes to the tax law may adversely affect the U.S. federal income tax consequences of their investment in the Fund. Changes in existing tax laws or regulations and their interpretation may be enacted after the date of this Memorandum, possibly with retroactive effect, and could alter the income tax consequences of an investment in the Fund. Certain provisions of the Code may be further amended or interpreted in a manner adverse to the Fund, in which event any benefits derived from an investment in the Fund may be adversely affected. No assurance can be given that legislative, administrative or judicial changes that could alter, either prospectively or retroactively, the U.S. tax considerations or risk factors discussed herein will not occur.
Portfolio Valuation Risk
. The Fund expects to invest primarily in privately held companies and other illiquid investments for which market quotations are not readily available. Accordingly, a significant portion of the Fund’s portfolio will be valued at fair value in accordance with the Fund’s valuation policies and procedures. Fair value determinations are inherently subjective and require significant judgment regarding a variety of factors, including a portfolio company’s operating performance, financial condition, market position, future prospects, comparable company multiples, precedent transactions, market conditions, capital structure and other relevant considerations.
The Fund utilizes an independent third-party valuation firm to assist in valuing certain investments and may rely on financial information provided by portfolio companies, and other third parties. Although such third parties may assist in the valuation process, the Fund is ultimately responsible for determining the fair value of its investments. Third-party valuations are based on estimates, assumptions, methodologies and information that may be incomplete, delayed or inaccurate. Different valuation methodologies or assumptions may result in materially different valuations of the same investment.
Because private equity investments are typically illiquid and there may be little or no contemporaneous market activity for such investments, the values assigned to portfolio investments may differ materially from the prices at which such investments could be sold. The realization value of an investment may be materially lower or higher than its most recent fair value, particularly during periods of market volatility, deteriorating economic conditions or company-specific adverse developments.
Because the Fund’s NAV is based in significant part on fair value determinations, inaccuracies in the valuation of one or more portfolio investments may result in the Fund’s NAV not accurately reflecting the value ultimately realized from those investments. As a result, investors purchasing shares through monthly subscriptions or tendering shares in a quarterly repurchase offer may receive a price that is more or less favorable than would have been the case if the Fund’s investments had been valued using information available at a later date or upon realization. Such valuation discrepancies could create inequities among investors entering, exiting or remaining invested in the Fund and could materially affect the Fund’s reported performance, financial condition and results of operations.Additionally, the Fund may also choose to discontinue the use of any third-party valuation service at any time, which could create a conflict of interest and impair the third-party valuation service’s independence. An inaccurate valuation of an investment could have a substantial impact on the Fund.
Portfolio Turnover Risk
. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to the Fund and, ultimately, Investors, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.
Cybersecurity Risk
. With the increased use of technologies such as the Internet, cloud computing and Artificial Intelligence to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber- attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service
attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund’s or the Adviser’s service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to value its investments, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.
Limits of Risk Disclosures
The above discussions of the various risks associated with the Fund reflect all principal risks with respect to an investment in the Fund. Some risks may not be known or anticipated to be material to the Fund at this time. Investors should read this entire Memorandum and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Memorandum. The Fund will update this Memorandum to account for any material changes in the risks involved with an investment in the Fund.

MANAGEMENT OF THE FUND
Directors and Officers
The Directors, members of the Advisory Board (if any), and officers of the Fund are listed below. The Board governs the Fund and is responsible for protecting the interests of shareholders. The Directors are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, oversee management of the risks associated with such activities and contractual arrangements, and review the Fund’s performance. Each Director who is not an interested person (as defined in the 1940 Act) of the Fund is referred to herein as an Independent Director. Each of the Directors oversees 16 funds.
The Board consists of five members, four of whom are considered Independent Directors. The Directors are subject to removal or replacement in accordance with Delaware law and the Amended and Restated Limited Liability Company Agreement. The Directors serving on the Board were elected by the organizational investor of the Fund.
Experience, Skills, Attributes, and Qualifications of the Directors
The Board has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Director candidates (“
Statement of Policy
”). The Board believes that each Director satisfied at the time he or she was initially elected or appointed a Director, and continues to satisfy, the standards contemplated by the Statement of Policy. The Board also engages professional search firms to help identify potential Independent Director candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Directors, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Board. In addition, the Board takes into account the Directors’ commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as a director of the Fund, is provided below.
Board Structure and Oversight Function
David B. Jones is an interested person and currently serves as Chair. The Directors have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the Fund. Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Director happens to be independent or a member of management. The Board has not appointed a lead Independent Director. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Directors to constitute a substantial majority for the Board. The Independent Directors also regularly meet in executive session.
Fidelity® funds are overseen by different boards of trustees or directors. The Fund’s Board oversees Fidelity’s alternative investment funds, and other boards oversee Fidelity’s investment-grade bond, money market, asset allocation, high income, and equity funds. Certain Fidelity® funds overseen by other boards may invest in

Fidelity® funds overseen by the Fund’s Board. The use of separate boards, each with its own committee structure, allows the trustees or directors of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each board.
The Directors primarily operate as a full Board, but have also established one standing committee, the Audit Committee, to facilitate the timely and efficient consideration of all matters of importance to the Directors, the Fund, and Fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the Fund’s activities and associated risks. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the Fund’s business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day
operations and activities of the Fund are carried out by or through the Adviser, its affiliates, and other service providers, the Fund’s exposure to risks is mitigated but not eliminated by the processes overseen by the Directors. Board oversight of different aspects of the Fund’s activities is exercised primarily through the full Board, but also through the Audit Committee. Appropriate personnel, including but not limited to the Fund’s Chief Compliance Officer (“
CCO
”), the Adviser’s internal auditor, the independent accountants, the Fund’s Treasurer and portfolio management personnel, make periodic reports to the Board and Audit Committee, as appropriate, including an annual review of Fidelity’s risk management program for the Fidelity funds. The responsibilities of the Audit Committee, including its oversight responsibilities, are described further under “
Standing Committees of the Directors
”.
Interested Director*:
Correspondence intended for a Director who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
David B. Jones (1962)
Year of Election or Appointment: 2026
Director
Chair of the Board of Directors
Mr. Jones also serves as Director or Trustee of other Fidelity® funds. Prior to his retirement, Mr. Jones served in a variety of positions at Fidelity Investments (1982-2008), retiring as a Senior Vice President. His duties included new product development, serving as a liaison to the board of trustees of various Fidelity® funds, and development of policies and procedures for fund investments in derivatives and complex securities. He also served on the FMR Fair Value Committee, which is responsible for day-to-day
valuation activities for various Fidelity® funds.

*	Determined to be an “Interested Director” by virtue of, among other things, his or her affiliation with the Fund or various entities under common control with FDS.
+
The information includes the Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Director’s qualifications to serve as a Director, which led to the conclusion that the Director should serve as a Director for the Fund.

Independent Directors:
Correspondence intended for an Independent Director may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jennifer M. Birmingham (1971)
Year of Election or Appointment: 2026
Director
Ms. Birmingham also serves as Director or Trustee of other Fidelity® funds. Ms. Birmingham serves as Managing Director of Princeton University Investment Company (PRINCO) (2010-present). Previously, Ms. Birmingham served in a variety of positions at Deutsche Bank Asset Management (2002-2010), including Managing Director, Global CFO of DB Advisors and Deutsche Insurance Asset Management, Americas CFO of DWS Americas and various legal entities (2005-2010). Prior to Deutsche Bank, Ms. Birmingham was an employee of Investors Bank and Trust Company (1997-2002) and Deloitte & Touche LLP (1993-1997).
Matthew J. Conti (1966)
Year of Election or Appointment: 2026
Director
Mr. Conti also serves as Director or Trustee of other Fidelity® funds. Prior to his retirement, Mr. Conti served in a variety of positions at Fidelity Investments, including as a portfolio manager to certain Fidelity® funds (2000-2018) and research analyst (1995-2003). Mr. Conti serves as a member of the Board of Directors of the Rose Kennedy Greenway Conservancy (2021-present).
Thomas F. Flannery (1959)
Year of Election or Appointment: 2026
Director
Mr. Flannery also serves as a Director or Trustee of other Fidelity® funds. Prior to his retirement, Mr. Flannery was a Partner at Ernst & Young LLP (1995-2021) and served as
Co-Leader,
Americas Wealth and Asset Management (2014-2019), and Partner in the Financial Services Office (2006-2021). Previously, Mr. Flannery was a member of the Board of Trustees of Macquarie Asset Management ETF Trust (2023-2025), where he served as the Chair of the Audit Committee and a member of the Nominating and Corporate Governance Committee, and was a member of the Board of Directors of Computershare Trust Company, N.A. (2022-2025). Mr. Flannery previously served as a member of the Advisory Board of certain Fidelity® funds (2025).
Tara C. Kenney (1960)
Year of Election or Appointment: 2026
Director
Ms. Kenney also serves as Director or Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kenney served as Senior Vice President of Boston Common Asset Management (2017-2020). Previously, Ms. Kenney served as Managing Director in a variety of roles for Deutsche Asset Management (2003-2016) as well as Scudder Investments where she was a Portfolio Manager (1995-2003). Currently, Ms. Kenney serves as a Board member for a number of non-profit
organizations and academic institutions, including Catholic Charities USA (2017-present) and the Kellogg Institute for International Studies at the University of Notre Dame (2002-present). Ms. Kenney is also an adjunct professor of finance at the University of Notre Dame.

+
The information includes the Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Director’s qualifications to serve as a Director, which led to the conclusion that the Director should serve as a Director for the Fund.

Advisory Board Members and Officers:
Correspondence intended for a member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations+
Joseph Benedetti (1965)
Year of Election or Appointment: 2026
Assistant Secretary
Mr. Benedetti also serves as Assistant Secretary of other funds. Mr. Benedetti is a Senior Vice President, Deputy General Counsel (2020-present) and is an employee of Fidelity Investments (2020-present). Mr. Benedetti serves as Assistant Secretary of Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present), and Secretary and Assistant Secretary of certain other Fidelity entities. Previously, Mr. Benedetti was Secretary of Fidelity Diversifying Solutions LLC (2021-2022).
Heather Bonner (1977)
Year of Election or Appointment: 2026
President and Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, Assistant Treasurer or Director of certain Fidelity entities. Previously, Ms. Bonner served as Treasurer of certain Fidelity entities (2023-2026). Prior to joining Fidelity, Ms. Bonner was Managing Director at AQR Capital Management (2013-2022) and Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2026
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Treasurer or Assistant Treasurer of certain Fidelity entities. Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
Stephanie Caron (1969)
Year of Election or Appointment: 2026
Chief Financial Officer
Ms. Caron also serves as Chief Financial Officer of other funds. Ms. Caron is Head of Fidelity Fund and Investment Operations (2024-present) and is an employee of Fidelity Investments. Ms. Caron serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously, Ms. Caron was Head of Investment Services for Strategic Advisers LLC (investment adviser firm, 2019-2024).
Nati Davidi (1971)
Year of Election or Appointment: 2026
Assistant Secretary
Ms. Davidi also serves as Assistant Secretary of other funds. Ms. Davidi is a Vice President, Associate General Counsel (2013-present) and is an employee of Fidelity Investments. Previously, Ms. Davidi served as Assistant Secretary of the North Carolina Capital Management Trust (2016-2022).
Jonathan Davis (1968)
Year of Election or Appointment: 2026
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2026
Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Senior Vice President, Vice President, Assistant Treasurer, or Director of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Government Portfolio (2021-2026).
Nicole Macarchuk (1968)
Year of Election or Appointment: 2026
Secretary and Chief Legal Officer (CLO)
Ms. Macarchuk also serves as an officer of other funds and as CLO, Secretary, or Senior Vice President of certain Fidelity entities. Ms. Macarchuk is a Senior Vice President, Deputy General Counsel, Head of Asset Management Legal (2024-present) and is an employee of Fidelity Investments (2024-present). Prior to joining Fidelity, Ms. Macarchuk was a Partner at Dechert, LLP (law firm, 2022-2024), where she focused her corporate practice on financial services and asset management industry. Prior to joining Dechert, LLP, Ms. Macarchuk was Managing Director, Chief Operating Officer and General Counsel for Angel Island Capital, LLC (2019-2022).
Chris Maher (1972)
Year of Election or Appointment: 2026
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Senior Vice President (2023-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities.
Ksenia Portnoy (1980)
Year of Election or Appointment: 2026
Chief Compliance Officer
Ms. Portnoy also serves as Chief Compliance Officer of other funds. Ms. Portnoy is a Senior Vice President of Asset Management Compliance (2021-present) and is an employee of Fidelity Investments (2021-present). Prior to joining Fidelity, Ms. Portnoy worked in the asset management divisions of Morgan Stanley Investment Management (investment adviser firm, 2020-2021).
Brett Segaloff (1972)
Year of Election or Appointment: 2026
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2026
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Joyce Todisco (1983)
Year of Election or Appointment: 2026
Deputy Treasurer

Ms. Todisco also serves as an officer of other funds. Ms. Todisco is a Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Todisco serves as Assistant Treasurer of certain other Fidelity entities. Prior to joining Fidelity, Ms. Todisco was a Director in the asset and wealth management practice of PricewaterhouseCoopers LLP (2017-2022).
Jim Wegmann (1979)
Year of Election or Appointment: 2026
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Christopher Lee (1973)
Year of Election or Appointment: 2026
Vice President
Mr. Lee serves as Vice President of the Fund. Mr. Lee is a Portfolio Manager and Chief Investment Officer of multi-manager strategies in the Equity division at Fidelity Investments (2022 – present) and is an employee of Fidelity Investments. Prior to assuming his current role, Mr. Lee served as a Managing Director of Research in the Equity division at Fidelity Investments (2019-2025).

+	The information includes principal occupation during the last five years.
Standing Committees of the Directors.
The Board of Directors may establish various committees to support the Independent Directors in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Directors has one standing committee. The members of the committee are Independent Directors. Advisory Board members may be invited to attend meetings of the committee.
The Audit Committee is composed of Mses. Birmingham (Chair) and Kenney, and Messrs. Conti and Flannery. All committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one committee member will be an “audit committee financial expert” as defined by the SEC. The committee meets separately at least annually with the fund’s Treasurer, with the fund’s Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, and with the fund’s outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Directors in fulfilling their responsibility to oversee: (i) the systems of internal accounting and financial controls of the funds and the fund’s service providers, (to the extent such controls impact the fund’s financial statements); (ii) the fund’s auditors and the annual audits of the fund’s financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit
services for any fund, and (ii) the provision by any outside auditor of certain non-audit
services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit
engagements by outside auditors of the fund. The committee is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between a fund and any outside auditor regarding any fund’s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It will discuss regularly and oversee the review of internal controls of and the management of risks by the funds and their service providers with respect to accounting and financial matters (including financial reporting relating to the funds, including a review of: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund’s ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund’s or service providers’ internal controls over financial reporting. The committee will also review periodically the fund’s major exposures relating to internal controls over accounting and financial matters and the steps that have been taken to monitor and control such exposures. In connection to such reviews the committee will receive periodic reports on the fund’s service providers’ internal controls over accounting and financial matters. It will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the fund’s financial statements or accounting policies. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund’s financial reporting process, will discuss with FDS, the fund’s Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FDS, the fund’s Treasurer, outside auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the fund’s financial statements.
The fund does not have a nominating or compensation committee; such matters are considered by the full Board of Directors, including the Independent Directors, or, when applicable, by only the Independent Directors. The Board of Directors will consider nominees for Directors recommended by shareholders. Recommendations should be submitted to the Independent Directors in care of the Secretary of the fund.
Director Beneficial Ownership of Shares
The following table sets forth information describing the dollar range of equity securities beneficially owned by each Director in the fund and in all funds in the aggregate within the same fund family overseen by the Directors for the calendar year ended December 31, 2025.
Interested Directors

DOLLAR RANGE OF FUND SHARES	DAVID B JONES
Fidelity® Growth Company Private Investments Portfolio LLC		none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $	100,000
Independent Directors

DOLLAR RANGE OF FUND SHARES	JENNIFER M BIRMINGHAM	MATTHEW J CONTI	TOM FLANNERY	TARA C KENNEY
Fidelity® Growth Company Private Investments Portfolio LLC	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	over $100,000	none	none

(1)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, or Over $100,000.

Compensation of Directors
The following tables set forth information describing the compensation of each Director and member of the Advisory Board (if any)
for
his or
her
services for the current fiscal year ended November 30, 2026.
Compensation Table
(A)(B)

		AGGREGATE COMPENSATION FROM THE FUND	ACCRUED VOLUNTARY DEFERRED COMPENSATION FROM A FUND
Fidelity® Growth Company Private Investments Portfolio LLC	JENNIFER BIRMINGHAM	$159,001	$0
	MATTHEW J CONTI	$150,167	$0
	THOMAS F. FLANNERY(B)	$150,167	$0
	TARA C KENNEY	$150,167	$0

(A)	Estimated amounts for the current fiscal year ended November 30, 2026.
(B)	David B. Jones is an interested person and is compensated by F ide lity.

	TOTAL COMPENSATION FROM THE FUND COMPLEX(A)	VOLUNTARY DEFERRED COMPENSATION FROM THE FUND COMPLEX
JENNIFER BIRMINGHAM	$360,000	$0
MATTHEW CONTI	$340,000	$0
THOMAS FLANNERY	$340,000	$0
TARA KENNEY	$340,000	$0

(A)	Reflects compensation received for the fiscal year ended November 30, 2026 for 16 funds. Compensation figures include cash and may include amounts elected to be deferred.
Codes of Ethics
The Fund, the Adviser and the
Sub-Advisers
have adopted a code of ethics pursuant to Rule
17j-1
under the 1940 Act and Rule
204A-1
under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements. This code of ethics is available on the EDGAR database on the SEC’s website at http://www.sec.gov. Investors may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following
e-mail
address: publicinfo@sec.gov
The Adviser
The Adviser is registered with the SEC under the Advisers Act and serves as the Fund’s investment adviser. As of December 31, 2025, the Adviser has $18.9 billion in assets under management. Subject to the overall supervision of the Board, the Adviser will manage the day-to-day
operations of, and provide investment advisory and management services to, the Fund.
The Adviser serves as the Fund’s investment adviser pursuant to the terms of the Advisory Agreement and subject to the authority of, and any policies established by, the Board. Pursuant to the Advisory Agreement, the Adviser manages the Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Directors regularly. As an investment adviser, the Adviser has expertise in managing a range of credit portfolios, including portfolios of illiquid investments.

The Adviser also provides the Fund with all necessary office facilities, equipment and personnel for servicing the investments of the Fund, compensates all officers of the Fund and all Directors who are interested persons of the Fund or of the Adviser, and compensates all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. In addition, the Adviser or its affiliates, subject to the supervision of the Board, provide the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Directors.
The Adviser, on behalf of the Fund, has entered into
sub-advisory
agreements with FMR UK, FMR H.K. and FMR Japan. The
Sub-Advisers
may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the Fund. The Adviser, not the Fund, pays the
Sub-Advisers.
As of December 31, 2025, FMR UK had approximately $25.8 billion in discretionary assets under management.
As of December 31, 2025, FMR H.K. had approximately $32.5 billion in discretionary assets under management.
As of March 31, 2026, FMR Japan had approximately $2.3 billion in discretionary assets under management.
The Adviser and the
Sub-Advisers
are registered investment advisers under the Advisers Act and wholly-owned subsidiaries of FMR LLC. FMR LLC is the ultimate parent company of the Adviser and the
Sub-Advisers.
At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.
Investment Personnel
Overall allocation decisions and investment decisions regarding all investments (other than with respect to direct lending) are primarily the responsibility of the Fund’s portfolio managers: Steven Wymer.
Below is biographical information relating to the portfolio managers:
Steven Wymer (Portfolio Manager) has managed the Fund since 2026 and has managed other Fidelity funds since 1997.
Compensation of Portfolio Managers
As of November 12, 2026, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. For employees of FMR and its affiliates, a portion of portfolio manager compensation may be deferred based on criteria established by the Adviser or at the election of the portfolio manager, as applicable.

Fund Name	Portfolio Manager	Role(s)	Compensated on Fund	Benchmark Index(es)	Sub-Portfolio Benchmark Index(es)	Peer Group(s)	Sub- Portfolio Peer Group(s)	Peer Group Compensation Based on Performance of
Fidelity Growth Company Private Investments Portfolio	Steven Wymer	Portfolio Manager	No	N/A	N/A	N/A	N/A	N/A
Base salary is determined by level of responsibility and tenure at the Adviser or its affiliates. The bonus includes both objective and subjective components that may be weighted differently on a case by case basis. The components of the bonus compensation are based on (i) the pre-tax
investment performance of the fund(s), account(s), or if applicable, lead account(s), measured against a benchmark index and within a defined peer group, as applicable, assigned to each fund or account or, if applicable, lead account(s), and (ii) the investment performance of other funds and accounts in the same asset class. The pre-tax
investment performance of the fund(s), account(s), or if applicable, lead account(s) is weighted according to tenure on those fund(s), account(s), or if applicable, lead account(s) and the average asset size of those fund(s), account(s), or if applicable, lead account(s) over the tenure. Each component is calculated separately over the tenure on those fund(s), account(s), or if applicable, lead account(s) over a measurement period that initially is contemporaneous with the tenure, but that eventually encompasses rolling periods of up to five years, for the comparison to benchmarks and/or peer groups. A subjective component of the bonus is based on the overall contribution to management of the Adviser. As applicable, the portion of the bonus that is linked to the investment performance of the fund is based on the fund’s or lead account’s pre-tax
investment performance measured against the index in the table above, and/or the fund’s or lead account’s pre-tax
investment performance (based on the identified class) within the peer group in the table above. As applicable, another portion of the bonus is based on the pre-tax
investment performance of the fund’s assets the portfolio manager manages measured against the sub-portfolio
benchmark index in the table above, and/or the
pre-tax
investment performance of the fund’s assets the portfolio manager manages within the sub-portfolio
peer group in the table above. Compensation is also based on equity-based compensation plans linked to increases or decreases in the net asset value of the stock of the Adviser’s parent company, a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
The compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred
accounts or taxable accounts, compensation is linked to the
pre-tax
performance of the fund, rather than its
after-tax
performance. Base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. Portfolio managers may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.
Portfolio managers may receive interests in certain funds or accounts managed by Fidelity (collectively, “
Proprietary Accounts
”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which Fidelity (or its fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by Fidelity, including accounts sub-advised
by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on Fidelity’s client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.
A conflict of interest situation is presented when Fidelity acquires, on behalf of client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when Fidelity investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. Fidelity has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.
Other Accounts Managed by Portfolio Managers
The portfolio managers primarily responsible for the
day-to-day
management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of September 30, 2026: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.
The following table provides information relating to other accounts managed by Steven Wymer as of September 30, 2026:

	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts
Number of Accounts Managed	3	1	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$153,131	$131,847	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$100,085	none	none

*	Does not include Fidelity Growth Company Private Investments Portfolio LLC.
Securities Ownership of Portfolio Managers
The following table shows the dollar range of equity securities in the Fund beneficially owned by each of the portfolio managers as of November 1, 2026.

Name	Aggregate Dollar Range of Equity Securities in the Fund(1)
Steven Wymer	None

(1)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

Control of Investment Adviser
FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of the Adviser, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson
family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.
At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.
Advisory and
Sub-Advisory
Agreements
The Fund has entered into an Advisory Agreement (the “
Advisory Agreement
”) with the Adviser, pursuant to which the Adviser furnishes investment advisory and other services. The Adviser has entered into sub-advisory
agreements with FMR UK, FMR H.K. and FMR Japan on behalf of the Fund. Pursuant to the
Sub-Advisory
Agreements, the Adviser may receive from the
sub-advisers
investment research and advice on issuers outside the United States
(non-discretionary
services) and the Adviser may grant the
sub-advisers
investment management authority and the authority to buy and sell securities if the Adviser believes it would be beneficial to the Fund (discretionary services). The Advisory Agreement was approved by the Board and initial investors and became effective for a two-year
initial term on November 12, 2026. The
Sub-Advisory
Agreements were approved by the Board and became effective for a two-year initial term on November 12, 2026. The Advisory Agreement and the
Sub-Advisory
Agreements will continue in effect indefinitely thereafter, but only so long as the continuance after such two-year
initial term shall be specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding securities of the Fund entitled to vote and (2) by the vote of a majority of the Independent Directors. In addition, the Advisory Agreement and the
Sub-Advisory
Agreements have termination provisions that allow the parties to terminate the agreement without penalty at any time, upon 60 days’ notice to the other party.
Management Fee and
Sub-Advisory
Fees
The Fund does not pay a management fee. The Adviser, and not the Fund, pays the sub-advisory
fee to the
Sub-Advisers.
Control Persons and Principal Holders of Securities
A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. As of November 1, 2026, except as noted below, there were no Investors that held greater than 25% of the voting securities of the Fund.

Transfer and Service Agent Services
The Fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (“
FIIOC
”), an affiliate of the Adviser, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services. FIIOC receives an asset-based fee for providing transfer agency services to the Fund. FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, checkwriting, wire transactions, and providing historical account research, as applicable.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The Fund has entered into a service agent agreement with Fidelity Service Company, Inc. (“
FSC
”), an affiliate of the Adviser (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the Fund’s portfolio and general accounting records, and administers the Fund’s securities lending program, if applicable.
The Fund bears the cost of pricing and bookkeeping services under the terms of its service agent agreement with FSC. FSC receives an asset-based fee for providing pricing and bookkeeping services to the Fund.

FUND EXPENSES
The Fund will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Fund shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities and other investment instruments (e.g. expenses associated with sourcing, evaluating, structuring, negotiating, acquiring, holding, monitoring, restructuring or disposing of such investments), including legal, accounting, tax, diligence, consulting, appraisal and transaction-advisory costs associated with such purchase or sale; (iii) fees and expenses of the Fund’s Directors other than those who are “interested persons” of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar, service agent and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund’s shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy materials to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor; (ix) its proportionate share of insurance premiums; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring
or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Directors and officers with respect thereto.
From time to time, FDS or its affiliates may pay third-party providers of goods or services. The Fund will reimburse FDS or such affiliates thereof for any such amounts paid on our behalf. From time to time, FDS may defer or waive fees and/or rights to be reimbursed for expenses.
Organizational and Offering Costs
The Adviser and/or its affiliates shall pay, whether directly or through reimbursement of the Fund, for all costs and expenses incurred in connection with the organization and formation of the Fund, including, without limitation, the following: (i) the offering and sale of Shares of the Fund, (ii) the organization of the Fund, (iii) the registration of Shares under the 1940 Act, (iv) the transfer of ownership of private securities contributed to the Fund, and (v) the negotiation, execution and delivery of the Amended and Restated Limited Liability Company Agreement, the Amended and Restated Advisory Agreement, and any related or similar documents, including, without limitation, any related legal and accounting fees and expenses, printing costs, travel and out-of-pocket
expenses and filing fees.

MANAGEMENT FEE
The Fund does not pay a management fee.
Approval of the Advisory Agreement
Board approval of the Advisory Agreement was made in accordance with, and on the basis of an evaluation satisfactory to the Board, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder, including consideration of, among other factors, (i) the nature, quality and extent of the services provided by the Adviser under the Advisory Agreement; (ii) comparative information with respect to advisory fees and other expenses paid by other comparable investment companies; and (iii) information about the services performed by the Adviser and the personnel of the Adviser providing such services under the Advisory Agreement. A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s annual report to shareholders for the fiscal period ended November 30, 2026.
Approval of the Sub-Advisory Agreements
Board approval of each sub-advisory agreement was made in accordance with, and on the basis of an evaluation satisfactory to the Board, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder, including consideration of, among other factors, (i) the nature, quality and extent of the services provided by each sub-adviser under the relevant sub-advisory agreement; (ii) comparative information with respect to sub-advisory fees and other expenses paid by other comparable investment companies; and (iii) information about the services performed by each sub-adviser and the personnel of the sub-adviser providing such services under the relevant sub-advisory agreement. A discussion regarding the basis for the Board’s approval of each sub-advisory agreement will be available in the Fund’s annual report to shareholders for the fiscal period ended November 30, 2026.

DETERMINATION OF NET ASSET VALUE
The Fund expects to determine its NAV as of the close of business on the last business day of each calendar month and at such other times as the Board, in consultation with the Adviser, shall determine to calculate an ad hoc intra month NAV. The NAV per Share is determined by dividing the value of total assets of the Fund minus all of its liabilities by the total number of Shares outstanding at the date as of which the determination is made.
The Fund values its investments, upon which its NAV is based, in accordance with ASC 820, Fair Value Measurement, which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also provides a framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value and prescribes disclosure requirements for fair value measurements.
Pursuant to Rule
2a-5,
the Board has designated the Adviser as the valuation designee responsible for valuing all of the Fund’s investments, including making fair valuation determinations as needed. The Adviser has established a fair value committee (the “
Fair Value Committee
”) to carry out the
day-to-day
fair valuation responsibilities and has adopted policies and procedures to govern activities of the Fair Value Committee and the performance of functions required to determine the fair value of a fund’s investments in good faith. These functions include periodically assessing and managing material risks associated with fair value determinations, selecting, applying, reviewing and testing fair value methodologies, monitoring for circumstances that may necessitate the use of fair value, and overseeing and evaluating pricing services used.
In accordance with the Adviser’s policies and procedures, which have been approved by the Board, investments that are publicly traded but for which no readily available market quotations exist are generally valued on the basis of information furnished by an independent third-party pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. To assess the continuing appropriateness of pricing sources and methodologies, the Adviser regularly performs price verification procedures, engages in oversight activities with respect to third-party pricing sources used, and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Adviser does not adjust the prices unless it has a reason to believe market quotations or prices received from third-party pricing services are not reflective of the fair value of an investment.
Investments that are not publicly traded or whose current market prices or quotations are not readily available are valued at fair value as determined by the Adviser in good faith pursuant to the Adviser’s Board-approved policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The Adviser has engaged an independent valuation firm to prepare valuation recommendations for investments for which market quotations are not readily available. The independent valuation firm undertakes a full analysis of the investments and provides estimated fair values for such investments to the Adviser. The independent valuation firm also provides analyses to support their valuation methodology and calculations. The Adviser’s Fair Value Committee reviews and approves each valuation recommendation and confirms it has been calculated in accordance with the Board-approved policies and procedures. The Fair Value Committee manages the Fund’s fair valuation practices and maintains the fair valuation policies and procedures. The Adviser reports to the Board information regarding the fair valuation process and related material matters. The Board may determine to modify its designation of the Adviser as valuation designee, relating to any or all Fund investments, at any time.

CONFLICTS OF INTEREST
The following inherent or potential conflicts of interest should be considered by Investors before subscribing for Shares.
Relationship among the Fund, the Adviser and the Portfolio Managers
. The Adviser has a conflict of interest between its responsibility to act in the best interests of the Fund, on the one hand, and any benefit, monetary or otherwise, that results to it or its affiliates from the operation of the Fund, on the other hand.
The functions performed by the Adviser are not exclusive. The Adviser, its affiliates and their principals and employees serve as investment adviser, managing member or general partner to other investment funds, pooled investment vehicles and client accounts (the “
Other Clients
”) and conduct investment activities for their own accounts. Other Clients may have investment objectives and investment strategies that are substantially identical to that of the Fund. Due to a difference in fees attributable to the Other Clients, which may be higher than those attributable to the Fund either on percentage terms or in total dollar amounts received by the Adviser and/or its affiliates, it is possible that the Adviser could allocate investment opportunities among the Other Clients and the Fund in a manner that favors the performance of Other Clients and adversely impacts the performance of the Fund. In addition, the principals and employees of the Adviser and its affiliates may and do also make investments of their own personal assets in the Fund and in Other Clients of the Adviser and its affiliates.
Investment decisions for the Fund and for such Other Clients are made with a view to achieving their respective investment objectives and after consideration of certain factors which may include their current holdings, availability of cash for investment, and the size of their positions generally. The Adviser, its affiliates and their principals and employees may give advice or take action with respect to the Other Clients that differs from the advice given with respect to the Fund.
The Fund could be disadvantaged because of activities conducted by the Adviser and its affiliates for the Other Clients as a result of, among other things: (i) legal restrictions on the combined size of positions which may be taken for the Fund and Other Clients, thereby limiting the size of the Fund’s position; and (ii) the difficulty of liquidating an investment for more than one account where the market cannot absorb the sale of the combined positions.
Frequently, a particular investment may be bought or sold for only the Fund or only one Other Client, or in different amounts and at different times for more than one but less than all Other Clients, and the Fund may or may not be included in such purchase or sale. Likewise, a particular investment may be bought for the Fund or one or more Other Clients when one or more Other Clients are selling the same security. In addition, purchases or sales of the same investment may be made for two or more Other Clients (and possibly for the Fund) on the same date. Certain of the Other Clients have different terms, fees and investment objectives from the Fund. In such events, such transactions will be allocated among the Fund and Other Clients in a manner believed by the Adviser and its affiliates to be equitable to each in accordance with its policies. In effecting transactions, it may not always be possible, or consistent with the possibly differing investment objectives of the various Other Clients and of the Fund, to take or liquidate the same investment positions at the same time or at the same prices.
As a result of the foregoing, the Adviser, its affiliates and their principals and employees may have conflicts of interest in allocating their time and activity between the Fund and Other Clients, in allocating investments among the Fund and Other Clients and in effecting transactions between the Fund and Other Clients, including ones in which the Adviser, its affiliates and their principals and employees may have a greater financial interest.
In addition, the Adviser, its affiliates and their principals and employees, including employees of the Adviser, may make personal investments in third-party entities (directly or through investment funds managed by third- party managers). Such entities may enter into transactions with the Fund, presenting a conflict of interest for the Adviser between acting in the best interests of the Fund and enhancing the returns of such personal investments.

Co-Investment
Transactions
. The Fund has been granted an exemptive order from the SEC that permits it to co-invest
with certain other persons, including certain affiliated accounts managed and controlled by the Adviser and/or its affiliates. Subject to the 1940 Act and the conditions of the co-investment
order issued by the SEC, the Fund may, under certain circumstances, co-invest
with certain affiliated accounts in investments that are suitable for the Fund and one or more of such affiliated accounts. Even though the Fund and any such affiliated account co-invest
in the same securities, conflicts of interest may still arise. If the Adviser is presented with co-investment
opportunities that generally fall within the Fund’s investment objective and those of one or more affiliated accounts advised by the Adviser and/or its affiliates, whether focused on a debt strategy or otherwise, the Adviser and/or its affiliates will allocate such opportunities among the Fund and such affiliated accounts in a manner consistent with the exemptive order and the applicable allocation policies and procedures, as discussed in this Memorandum.
With respect to
co-investment
transactions conducted under the exemptive order, initial internal allocations among the Fund and other investment funds and accounts affiliated with the Adviser will generally be made, taking into account the allocation considerations set forth in the Adviser’s allocation policies and procedures as described above. If the Fund invests in a transaction under the co-investment
exemptive order and, immediately before the submission of the order for the Fund and all other funds, accounts, or other similar arrangements advised by the Adviser and its affiliates, the opportunity is oversubscribed, it will generally be allocated on a pro-rata
basis based on internal order size.
To the extent consistent with applicable law and/or exemptive relief issued to the Fund, in addition to such co-investments,
the Fund and the Adviser or an affiliated account may, as part of unrelated transactions, invest in either the same or different tiers of a portfolio company’s capital structure or in an affiliate of such portfolio company. To the extent the Fund holds investments in the same portfolio company or in an affiliate thereof that are different (including with respect to their relative seniority) than those held by the Adviser or an affiliated account, the Adviser may be presented with decisions when the interests of the two co-investors
are in conflict. If the portfolio company in which the Fund has an equity or debt investment and in which an affiliated account has an equity or debt investment elsewhere in the portfolio company’s capital structure, becomes distressed or defaults on its obligations under the private credit investment, the Adviser may have conflicting loyalties between its duties to the affiliated account, the Fund, certain of its other affiliates and the portfolio company. In that regard, actions may be taken for such affiliated account that are adverse to the Fund, or actions may or may not be taken by the Fund due to such affiliated account’s investment, which action or failure to act may be adverse to the Fund. In addition, it is possible that in a bankruptcy proceeding, the Fund’s interest may be adversely affected by virtue of such affiliated account’s involvement and actions relating to its investment.
Decisions about what action should be taken in a troubled situation, including whether to enforce claims, whether to advocate or initiate restructuring or liquidation inside or outside of bankruptcy and the terms of any work-out
or restructuring, raise conflicts of interest. In those circumstances where the Fund and such affiliated accounts hold investments in different classes of a company’s debt or equity, the Adviser may also, to the fullest extent permitted by applicable law, take steps to reduce the potential for adversity between the Fund and such affiliated accounts, including causing the Fund to take certain actions that, in the absence of such conflict, it would not take, such as (A) remaining passive in a restructuring or similar situations (including electing not to vote or voting pro rata with other security-holders), (B) divesting investments or (C) otherwise taking action designed to reduce adversity.
Investment in Affiliated Investment Companies
. The Fund may invest in securities of other investment companies, which may include investment companies advised by the Adviser or an affiliate that operate as mutual funds, ETFs or BDCs. Potential conflicts of interest situations could occur where the Adviser is subject to competing interests that have the potential to influence its investment decisions for the Fund and which decisions could adversely impact the Fund. For example, the Adviser may be subject to potential conflicts of interest in investing in affiliated investment companies because the Adviser and its affiliates receive management, transfer agent and/or other fees from affiliated investment companies (such as money market funds advised by the Adviser or its affiliate) and not from other investment companies. In addition, the portfolio managers may have an incentive to select certain affiliated investment companies due to compensation considerations or to support new investment strategies or the cash flow needs of certain affiliated investment companies. For example, the Adviser may be influenced by its view of the best interests of certain affiliated investment companies, such as a view that an affiliated investment company may benefit from additional assets or could be harmed by redemptions. The Adviser and the portfolio managers have a fiduciary duty to the Fund to act in the Fund’s best interests when selecting investments. Under the oversight of the Board and pursuant to applicable policies and procedures, the Adviser will carefully analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts.
Broken Deal Expenses
. Any expenses that may be incurred by the Fund for actual investments as described herein may also be incurred by the Fund with respect to broken deals (i.e., investments that are not consummated). The Adviser is not required to and, in most circumstances, will not seek reimbursement of broken deal expenses (i.e., expenses incurred in pursuit of an investment that is not consummated) from third parties, including counterparties to the potential transaction or potential co-investors.
Examples of such broken deal expenses include, but are not limited to, reverse termination fees, extraordinary expenses such as litigation costs and judgments, travel and entertainment expenses incurred, costs of negotiating co-investment
documentation, and legal, accounting, tax and other due diligence and pursuit costs and expenses. Any such broken deal expenses could, in the sole discretion of the Adviser, be allocated solely to the Fund and not to Other Clients or co-investment
vehicles that could have made the investment, even when the Other Client or co-investment
vehicle commonly invests alongside the Fund in its investments or the Adviser or Other Clients in their investments. In such cases, the Fund’s shares of expenses would increase. In the event broken deal expenses are allocated to an Other Client or a co-investment
vehicle, the Adviser may advance such fees and expenses without charging interest until paid by the Other Client or co-investment
vehicle, as applicable.
Policies and Procedures of the Adviser and its Affiliates
. Because the Adviser and its affiliates have many different asset management and advisory businesses, the Adviser may be subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would be subject if it had just one line of business. Certain policies and procedures implemented by the Adviser and its affiliates to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions will from time to time impact the Fund. For example, the Adviser will come into possession of material non-public
information with respect to companies, including companies in which the Fund has investments or is considering making investments. The information, which could be of benefit to the Fund, is likely to be restricted to those other businesses and otherwise be unavailable to the Fund. It is also possible that the Fund could be restricted from trading despite the fact that the Fund did not receive such information. The inability to buy or sell securities in such circumstances could materially adversely affect the investment results of the Fund, including but not limited to a material loss with respect to an individual investment or differing results than those obtained by Other Clients with respect to the same investment. Additionally, the Adviser may restrict or otherwise limit the Fund and/or its portfolio companies from entering into agreements with, or related to, companies that either are advisory clients of the Adviser and its affiliates or in which any fund of the Adviser or its affiliates have invested or has considered making an investment. The Adviser will from time to time restrict or otherwise limit the ability of the Fund and/or its portfolio companies from making investments in or otherwise engaging in businesses or activities competitive with companies of other advisory clients of the Adviser or its affiliates, either as a result of contractual restrictions or otherwise. Furthermore, there will be circumstances in which affiliates of the Adviser and its affiliates (including Other Clients) may refrain from taking certain confidential information in order to avoid trading restrictions. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of the Adviser and its affiliates to share information internally.
Declining an Investment
. The Adviser may decline an investment opportunity on behalf of the Fund based on various factors including its investment allocation policies and procedures and to the extent the Adviser determines, in its discretion, that such investment may (a) have reputational considerations for the Fund investors, the Adviser or the Fund, (b) to the Adviser’s knowledge, have been the subject of concern or controversy among financial institutions, institutional investors or the public or (c) give rise to other similar considerations. In certain cases, such an investment may be allocated to other affiliated accounts that have consented to the investment or do not, in the Adviser’s discretion, have such considerations, in lieu of the investment being allocated to the Fund. Finally, although Fidelity believes its positive reputation in the marketplace provides benefit to the Fund and Other Clients, the Adviser could decline to undertake investment activity or transact with a counterparty on behalf of the Fund for reputational reasons, and this decision could result in the Fund foregoing a profit or suffering a loss.
Conflicts of Interest Generally
. If any matter arises that the Adviser, as applicable, determines in its good faith judgment constitutes an actual conflict of interest, the Adviser, as applicable, will take such actions as it determines in good faith may be necessary or appropriate to ameliorate the conflict. These actions include, by way of example and without limitation, (i) disposing of the investment or refraining from making the investment giving rise to the conflict of interest; (ii) appointing an independent fiduciary to act with respect to the matter giving rise to the conflict of interest; (iii) in connection with a matter giving rise to a conflict of interest with respect to an investment, consulting with the Board regarding the conflict of interest and/or obtaining a waiver or consent from the Board of the conflict of interest or acting in a manner, or pursuant to standards or procedures, approved by or disclosed to the Board with respect to such conflict of interest; (iv) disclosing the conflict to the Fund investors; (v) implementing certain policies and procedures designed to ameliorate such conflict of interest or (vi) remaining passive and/or electing not to be the lead investor of a tranche of securities (even though the Fund may hold the largest stake in the applicable tranche of securities). There can be no assurance that the Adviser will identify or resolve all conflicts of interest in a manner that is favorable to the Fund. By acquiring Shares in the Fund, each Fund investor will be deemed to have acknowledged and consented to the existence or resolution of any such actual, apparent or potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest. For the avoidance of doubt, in some cases after evaluating such conflict or potential conflict, the Adviser may determine that no action is required or that taking action may be adverse to the interests of the Fund, the Adviser or its affiliates.
Allocation of Personnel
. The Adviser and its members, officers and employees will devote as much of their time to the activities of the Fund as they deem necessary to conduct its business affairs in an appropriate manner. By the terms of the Advisory Agreement, the Adviser is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. Personnel of the Adviser and its affiliates will work on other projects, serve on other committees and source potential investments for and otherwise assist the investment programs of Other Clients and their portfolio companies, including other investment programs to be developed in the future. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of such other advisees of the Adviser. Time spent on these other initiatives diverts attention from the activities of the Fund, which could negatively impact the Fund and its shareholders.
Furthermore, personnel of the Adviser and its affiliates derive financial benefit from these other activities, including fees and performance-based compensation. Fidelity personnel outside of the Adviser may share in the fees and performance-based compensation from the Fund; similarly, personnel of the Adviser and its affiliates may share in the fees and performance-based compensation generated by Other Clients. These and other factors create conflicts of interest in the allocation of time by personnel of the Adviser and its affiliates. The determination of the Adviser and its affiliates of the amount of time necessary to conduct the Fund’s activities will be conclusive, and shareholders rely on the Adviser’s judgment in this regard. The officers and Directors will devote such portion of their time to the Fund’s affairs as is required for the performance of their duties, but they are not required to devote all of their time to the Fund.
Outside Activities of Principals and Other Personnel and their Related Parties
. Certain of the principals and employees of the Adviser may be subject to a variety of conflicts of interest relating to their responsibilities to the Fund, Other Clients and their respective portfolio companies, and their outside business activities as members of investment or advisory committees or boards of directors of or advisors to investment funds, corporations, foundations or other organizations. Such positions create a conflict if such other entities have interests that are adverse to those of the Fund, including if such other entities compete with the Fund for investment opportunities or other resources. The other managed accounts and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Fund. Furthermore, certain principals and employees of the Adviser may have a greater financial interest in the performance of such other funds or accounts than the performance of the Fund. Such involvement may create conflicts of interest in making investments on behalf of the Fund and such other funds and accounts. Although such principals and employees will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Fund, there can be no assurance they will be resolved favorably for the Fund. Also, Fidelity personnel and employees, including employees of the Adviser, are generally permitted to invest in alternative investment funds, private equity funds, real estate funds, hedge funds or other investment vehicles, including potential competitors of the Fund. Investors will not receive any benefit from any such investments, and the financial incentives of such Fidelity employees in such other investments could be greater than their financial incentives in relation to the Fund.
Additionally, certain employees and other professionals of Fidelity have family members or relatives employed by such advisers and service providers (or their affiliates) or otherwise actively involved in industries and sectors in which the Fund invests, or have business, financial, personal or other relationships with companies in such industries and sectors (including the advisors and service providers described above) or other industries, which gives rise to potential or actual conflicts of interest. For example, such family members or relatives might be employees, officers, directors or owners of companies or assets that are actual or potential investments of the Fund or other counterparties of the Fund and its portfolio companies and/or assets. Moreover, in certain instances, the Fund or its portfolio companies may issue loans to or acquire securities from, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. These relationships may influence the Adviser in deciding whether to select or recommend such service providers to perform services for the Fund or portfolio companies (the cost of which will generally be borne directly or indirectly by the Fund or such portfolio companies, as applicable).
Notwithstanding the foregoing, to the extent that the Adviser determines appropriate, conflict mitigation strategies may be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Adviser. The shareholders rely on the Adviser to manage these conflicts in its sole discretion.
Valuation of Assets
. A majority of securities and other assets in which the Fund will directly or indirectly invest are not expected to have a readily ascertainable market value and will be valued by the Adviser in accordance with its established valuation policies. In addition, when the Adviser determines that the market price does not fairly represent the value of an investment, the Adviser will fair value such investment in accordance with the Fund’s policies and procedures. The Adviser has a conflict of interest in determining such valuations, as the Adviser’s determination of a fair value for such investments may cause it to receive higher management fees, if applicable.
The Adviser and its affiliates are engaged in advisory and management services for multiple collective investment vehicles and managed accounts, including other investment funds managed by the Adviser and its affiliates. In connection with these activities, the Adviser and its affiliates are required to value assets, including in connection with managing or advising their proprietary and client accounts. In this regard, the Adviser and its affiliates may share information regarding valuation techniques and models or other information relevant to the valuation of a specific asset or category of assets, although they are under no obligation to engage in such information sharing.
Conflicts with Portfolio Companies
. In certain instances, the portfolio managers and officers and employees of the Adviser may serve as board members of certain portfolio companies and, in that capacity, will be required to make decisions that they consider to be in the best interests of the portfolio company. In certain circumstances, such as in situations involving bankruptcy or near insolvency of the portfolio company, actions that may be in the best interests of the portfolio company may not be in the best interests of the Fund, and vice versa. Accordingly, in these situations, there may be conflicts of interest between an individual’s duties as a portfolio manager or officer or employee of the Adviser and such individual’s duties as a board member of the portfolio company.
Additionally, the Adviser or affiliates of the Adviser may enter into transactions with a portfolio company (for example, a property lease), which may create a conflict of interest. While it is generally expected that any such transaction would be on arm’s length terms, it is possible that the portfolio company may pay higher fees or receive fewer benefits in the transaction than it would if the counterparty to the transaction were a third party.
Selection of Service Providers
. The Fund’s advisers and service providers or their affiliates are expected to provide goods or services to, or have business, personal, financial or other relations with the Adviser, its affiliates, advisory clients and portfolio companies. Such advisers and service providers may be investors in the Fund, sources of investment opportunities or co-investors
or commercial counterparties or entities in which the Adviser or an affiliate has an investment. Additionally, certain employees of the Adviser or its affiliates may have family members or relatives employed by such advisers and service providers. These relationships may influence the Adviser in deciding whether to select or recommend such service providers to perform services for the Fund or portfolio companies (the cost of which generally will be borne directly or indirectly by the Fund or such entities, as applicable).
Data
. The Adviser and its affiliates receive or obtain various kinds of data and information from the Fund, Other Clients and their portfolio companies, including data and information relating to business operations, trends, budgets, customers and other metrics, some of which is sometimes referred to as “big data.” The Adviser can be expected to be better able to anticipate macroeconomic and other trends, and otherwise develop investment themes, as a result of its access to (and rights regarding) this data and information from the Fund, Other Clients and their portfolio companies. In light of its relationship with the Fund, Other Clients and their portfolio companies, related parties and service providers, the Adviser may have access to (and rights regarding) data that it would not otherwise obtain in the ordinary course. Although the Adviser believes that these activities improve the Adviser’s investment management activities on behalf of the Fund and Other Clients, information obtained from the Fund and its portfolio companies may provide material benefits to the Adviser and its affiliates or Other Clients without compensation or other benefit accruing to the Fund or shareholders. For example, information from a portfolio company in which the Fund holds an interest may enable the Adviser to better understand a particular industry and execute trading and investment strategies in reliance on that understanding for the Adviser, its affiliates and Other Clients that do not own an interest in the portfolio company, without compensation or benefit to the Fund or its portfolio companies.
Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information, and regulatory limitations on the use of material nonpublic information, the Adviser may use data and information from the Fund’s activities to assist in the pursuit of the Adviser’s various other activities, including to trade for the benefit of the Adviser and/or an Other Client. Any confidentiality obligations in the operative documents do not limit the Adviser’s ability to do so. For example, the Adviser’s ability to trade in securities of an issuer relating to a specific industry may, subject to applicable law, be enhanced by information of a portfolio company in the same or related industry. Such trading can be expected to provide a material benefit to the Adviser without compensation or other benefit to the Fund or shareholders.
The sharing and use of “big data” and other information presents potential conflicts of interest and the shareholders acknowledge and agree that any benefits received by the Adviser or its personnel (including fees, costs and expenses) will not reduce the management fees payable to the Adviser, if any, or otherwise be shared with the Fund or shareholders. As a result, the Adviser has an incentive to pursue investments that have data and information that can be utilized in a manner that benefits the Adviser, its affiliates or Other Clients.

Material,
Non-Public
Information
. The Adviser and its affiliates will come into possession of confidential information with respect to an issuer. The Adviser may be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund until such time as the information becomes public or is no longer deemed material such that it would preclude the Fund from participating in an investment. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know
basis only, and the Fund may not be free to act for the Fund upon any such information. Therefore, the Fund may not have access to confidential information in the possession of the Adviser that might be relevant to an investment decision to be made for the Fund. In addition, the Adviser, in an effort to avoid buying or selling restrictions on behalf of the Fund or Other Clients, may choose to forego an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as the Fund, are eligible to receive or have received, even if possession of such information would otherwise be advantageous to the Fund.
In addition, affiliates of the Adviser within Fidelity may come into possession of confidential information with respect to an issuer. The Adviser may be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund if the Adviser deemed such restriction appropriate. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know
basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to confidential information in the possession of the Adviser or its affiliates that might be relevant to an investment decision to be made by the Fund. Accordingly, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.
Loan Agreements with Affiliates
. The Fund may enter into loan agreements with the Adviser or its affiliates. The Adviser and its affiliates have a conflict of interest between the obligation to act in the Fund’s best interest and the Adviser or affiliate’s own best interest. Any such loans or advances made to the Fund will be consistent with applicable law, the Adviser’s fiduciary obligations to act in the Fund’s best interests, the Fund’s investment objectives, and the asset coverage ratio requirements under the 1940 Act. The terms associated with any such loans from the Adviser or its affiliates, including the interest charged, shall, in the aggregate, be no more favorable to the Adviser or its affiliates than could be obtained in an arm’s-length
transaction but will not necessarily be on the same terms or at the same interest rate charged by the Adviser to other funds that it manages. Neither the Adviser nor any of its affiliates is obligated to extend any such loans to the Fund and such loans will not necessarily be made available to the Fund in the same amounts or on the same economic terms as are made available to other funds advised by the Adviser or its affiliates, or at all. In the event that the Fund is required to find third-party financing in place of or in addition to loans from the Adviser and its affiliates, such third-party financing could be at less favorable economic terms than the loans from the Adviser and its affiliates, which could reduce the Fund’s returns.
Buying and Selling Investments or Assets from Certain Related Parties
. The Fund and its portfolio companies may purchase investments or assets from or sell investments or assets to shareholders, other portfolio companies of the Fund, portfolio companies of Other Clients or their respective related parties. Purchases and sales of investments or assets between the Fund or its portfolio companies, on the one hand, and shareholders, other portfolio companies of the Fund, portfolio companies of Other Clients or their respective related parties, on the other hand, are not, unless required by applicable law, subject to the approval of the Board or any shareholder. These transactions involve conflicts of interest, as the Adviser may receive fees and other benefits, directly or indirectly, from or otherwise have interests in both parties to the transaction, including different financial incentives Fidelity may have with respect to the parties to the transaction. For example, there can be no assurance that any investment or asset sold by the Fund to a shareholder, other portfolio companies of the Fund, portfolio company of Other Clients or any of their respective related parties will not be valued or allocated a sale price that is lower than might otherwise have been the case if such asset were sold to a third party rather than to a shareholder, portfolio company of Other Clients or any of their respective related parties. The Adviser will not be required to solicit third party bids or obtain a third-party valuation prior to causing the Fund or any of its portfolio companies to purchase or sell any asset or investment from or to a shareholder, other portfolio companies of the Fund, portfolio company of Other Clients or any of their respective related parties as provided above.
Other Affiliate Transactions and Investments in Different Equity Positions
. From time to time, the Fund and the Other Clients may make investments in the same portfolio company, including at different levels of an issuer’s capital structure or in different classes of an issuer’s equity securities, subject to the limitations of the 1940 Act. While less common, subject to applicable law, from time to time the Fund could hold an investment in a different class or tranche of equity than an investor or another party with which the Adviser or its affiliates have a material relationship, in which case the Adviser or its affiliates could have an incentive to cause the Fund or the portfolio company to offer more favorable terms to such parties. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of equity or other securities that may be held by such entities. To the extent the Fund holds equity interests that are different (including with respect to their relative seniority, governance rights, or economic terms) than those held by an Other Client in the same portfolio company, the Adviser and its affiliates may be presented with decisions when the interests of the funds are in conflict. For example, conflicts could arise where the Fund holds a minority equity interest in a portfolio company while an Other Client holds a majority equity interest in the same portfolio company, or where the Fund and an Other Client hold different classes of equity securities with differing liquidation preferences, anti-dilution protections, or governance rights. In such circumstances, if the portfolio company were to undergo a restructuring, recapitalization, sale process, or other significant corporate event, conflicts of interest could arise between the holders of different classes of equity as to what actions the portfolio company should take or what transaction terms are acceptable. Further conflicts could arise after the Fund and Other Clients have made their respective initial investments. For example, if additional capital is necessary as a result of financial or other difficulties, or if a follow-on
investment opportunity arises, it may not be in the best interests of the Fund to participate in such additional investment on the same terms as Other Clients. If the Other Clients were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired. The Fund’s co-investment
relief issued by the SEC may restrict the Fund’s ability to participate in new or follow-on
investments. The Adviser may in its discretion take steps to reduce the potential for adversity between the Fund and the Other Clients, including causing the Fund and/or such Other Clients to take certain actions that, in the absence of such conflict, they would not take. Such conflicts will be more pronounced if the Fund and Other Clients hold significant or controlling interests in competing classes of a portfolio company’s equity capital structure. Holders of different classes of equity securities may have different (and often competing) motives, incentives, liquidity goals and other interests with respect to a portfolio company, including with respect to the timing and manner of exit. In addition, there may be circumstances where the Adviser agrees to implement certain procedures to ameliorate conflicts of interest that may involve a forbearance of rights relating to the Fund or Other Clients, such as where the Adviser or its affiliates may cause the Fund or Other Clients to decline to exercise certain governance, consent, or other rights with respect to a portfolio company.
Further, the Fund is prohibited under the 1940 Act from participating in certain transactions with certain affiliates (including portfolio companies of Other Clients) without the prior approval of a majority of the Independent Directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the outstanding voting securities will be an affiliate of the Fund for purposes of the 1940 Act and generally the Fund will be prohibited from buying or selling any securities from or to such affiliate, unless an exemption applies. However, the Fund may under certain circumstances purchase any such affiliate’s securities in the secondary market, which could create a conflict for the Adviser between the Fund’s interests and the interests of such affiliate, in that the ability of the Adviser to recommend actions in the Fund’s best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of the Board and, in some cases, the SEC.
In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the Fund, and each shareholder acknowledges and agrees that in some cases, subject to applicable law, a decision by the Adviser to take any particular action could have the effect of benefiting an Other Client (and, incidentally, may also have the effect of benefiting the Adviser and its affiliates) and therefore may not have been in the best interests of, and may be adverse to, the Fund. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Clients participating in the transaction. The shareholders will not receive any benefit from fees paid to any affiliate of the Adviser from a portfolio company in which an Other Client also has an interest to the extent permitted by the 1940 Act.
Co-Investment
and
Follow-On
Investment Conflicts
. The Fund may
co-invest
alongside Other Clients in the same portfolio company, subject to the requirements of the 1940 Act and the Fund’s co-investment
exemptive order. In connection with such
co-investments,
the Adviser and its affiliates take into account various facts and circumstances they deem relevant in allocating investment opportunities, including the investment objectives and available capital of each participating fund, the size of the proposed investment, the stage and nature of the portfolio company, the timing of the relevant investment opportunity, the availability of other suitable investments, and such other factors that the Adviser and its affiliates deem relevant under the circumstances. The relative attractiveness of an investment opportunity to the Fund as compared to Other Clients is not alone determinative of the allocation.
It is possible that shareholders, Other Clients, their portfolio companies, co-investors
and other parties with material relationships with the Adviser could participate alongside the Fund in co-investment
transactions, subject to the requirements of the 1940 Act. The Adviser could have incentives to cause the Fund to accept less favorable economic or governance terms in a co-investment
than it would if the
co-investor
were an unaffiliated third party. Where the Fund and an Other Client co-invest
in the same portfolio company, conflicts of interest may arise with respect to decisions regarding the management, financing, restructuring, or exit of such portfolio company. For example, the Fund and an Other Client may have differing views on the optimal timing or manner of exit from a portfolio company, the appropriate valuation at which to sell, or whether to pursue a particular strategic transaction. The Adviser will seek to manage such conflicts in a manner consistent with its fiduciary obligations to the Fund and in accordance with its allocation policies and procedures, but there can be no assurance that any such conflict will be resolved in a manner favorable to the Fund.
The Adviser and its affiliates could cause actions adverse to the Fund to be taken for the benefit of Other Clients that hold a different class or position in the equity capital structure of a portfolio company than the Fund, and, vice versa, actions may be taken for the benefit of the Fund and its portfolio companies that are adverse to Other Clients. The Adviser and its affiliates could seek to implement procedures to mitigate conflicts of interest in these situations, such as: (i) a forbearance of certain governance or consent rights by the Fund or relevant Other Client (or their respective portfolio companies, as the case may be), including, for example, agreeing to follow the vote of a third party or otherwise deciding to recuse itself with respect to decisions on restructurings, recapitalizations, sales processes and other similar matters; (ii) causing the Fund or relevant Other Client (or their respective portfolio companies, as the case may be) to hold only a non-controlling
interest in any such portfolio company; (iii) retaining a third party agent or independent fiduciary to make decisions on behalf of the Fund or relevant Other Client (or their respective portfolio companies, as the case may be); or (iv) creating groups of personnel within the Adviser and its affiliates separated by information barriers (which may be temporary and limited purpose in nature), each of which would advise one of the clients that has a conflicting position with other clients.
In addition, it is anticipated that in a sale, restructuring, recapitalization or liquidation of a portfolio company, the Fund’s interests may be adverse to the interests of Other Clients that hold different classes of equity or other securities in the same portfolio company. For example, an Other Client that holds preferred equity or a more senior class of securities in a portfolio company may advocate for a transaction structure or exit timeline that is favorable to its position but adverse to the interests of the Fund as a holder of a different class of equity in the same portfolio company.

Although Other Clients can be expected to participate alongside the Fund in co-investment
transactions subject to the requirements of the 1940 Act, there can be no assurance that any Other Client will participate in any particular co-investment
opportunity. The decision by Other Clients not to participate in a co-investment
opportunity alongside the Fund may, in certain circumstances, be perceived by market participants as a negative signal with respect to the investment opportunity, which could adversely affect the Fund’s ability to complete or benefit from such investment. Any co-investment
by a shareholder or an affiliate alongside the Fund in a portfolio company is not an investment in the Fund.
The respective investment programs of the Fund and the Other Clients may or may not be substantially similar. The Adviser and its affiliates may give advice to, and recommend investments for, Other Clients that may differ from advice given to, or investments recommended or made for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. While the Adviser will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by the Adviser and its affiliates in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by the Adviser in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients. In any event, it is the policy of the Adviser to allocate investment opportunities and sale opportunities on a basis deemed by the Adviser, in its sole discretion, to be fair and equitable over time.
Co-Investment
Vehicles
. The Fund or the Adviser may partner with one or more unaffiliated third parties, institutional investors or other third parties to make particular investments or types of investments through co-investment
vehicles, joint venture arrangements, or other special purpose vehicles. In doing so, the Adviser would seek to benefit from the combined expertise, sourcing relationships and capital base of working with such partners. In addition, the Fund may participate in an investment program or co-investment
vehicle from inception or may join after such vehicle has already made investments. As a result, the Fund may or may not share in the returns of investments that have already been made, and accordingly the returns realized by the Fund may differ from the returns realized by other participants in such investment program or vehicle.
The structure of any such arrangement will vary and will be determined on a case-by-case
basis in order to accommodate the nature of the arrangements, applicable regulatory requirements, particular considerations applicable to the funds and accounts participating in the arrangement, tax considerations, and other factors.
Certain Investments Inside the Fund’s Mandate that are not Pursued by the Fund
. Under certain circumstances, the Adviser may determine not to pursue some or all of an investment opportunity within the Fund’s mandate pursuant to its investment allocation policies and procedures, including without limitation, as a result of business, reputational or other reasons applicable to the Fund, Other Clients, their respective portfolio companies or the Adviser. In addition, the Adviser may determine that the Fund should not pursue some or all of an investment opportunity, including, by way of example and without limitation, because the Fund has already invested sufficient capital in the investment, sector, industry, geographic region or markets in question, as determined by the Adviser in its good faith discretion, or the investment is not appropriate for the Fund for other reasons as determined by the Adviser in its good faith reasonable sole discretion. In any such case the Adviser or its affiliates could, thereafter, offer such opportunity to other parties, including Other Clients or portfolio companies or limited partners or shareholders of the Fund or Other Clients, joint venture partners, related parties or third parties. Any such Other Clients may be advised by a different affiliate of the Adviser, which could determine an investment opportunity to be more attractive than the Adviser believes to be the case. In any event, there can be no assurance that the Adviser’s assessment will prove correct or that the performance of any investments actually pursued by the Fund will be comparable to any investment opportunities that are not pursued by the Fund. The Adviser and its affiliates, including their personnel, may receive compensation from any such party that makes the investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Fund to the Adviser. In some cases, the Adviser or its affiliates earn greater fees when Other Clients participate alongside or instead of the Fund in an Investment.

Insurance
. The Adviser will cause the Fund to purchase, and/or bear premiums, fees, costs and expenses (including any expenses or fees of insurance brokers) for insurance to insure the Fund and the Board against liability in connection with the activities of the Fund. This includes a portion of any premiums, fees, costs and expenses for one or more “umbrella,” group or other insurance policies maintained by the Adviser or its affiliates that cover the Fund and one or more of the Other Clients, the Adviser, and/or its affiliates (including their respective directors, officers, employees, agents, representatives, independent client representative (if any) and other indemnified parties). The Adviser will make judgments about the allocation of premiums, fees, costs and expenses for such “umbrella,” group or other insurance policies among the Fund, one or more Other Clients, the Adviser, and/or its affiliates on a fair and reasonable basis, subject to approval by the Board.
Expense Allocations
. The Adviser and its affiliates provide, or oversee the provision of, administrative resources to the Fund. The resources provided by the Adviser and its affiliates to the Fund include shared resources among the Fund and Other Clients. The Fund is responsible for paying its allocable share of such expenses. The Adviser takes into account a variety of considerations when allocating such expenses, both between the Adviser/its affiliates, on the one hand, and the Fund and Other Clients on the other, and between and among the Fund and Other Clients. The Adviser seeks to allocate expenses using fair and reasonable methodologies. The Adviser will make judgments about the allocation of fees, costs and expenses among the Fund, one or more Other Clients, the Adviser and/or its affiliates on a fair and reasonable basis, subject to oversight of the Board.
Additional Potential Conflicts of Interest
. The officers, directors, members, managers, employees and personnel of the Adviser, as applicable, may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or the policies of the Adviser and its affiliates, or otherwise determined from time to time by the Adviser. In addition, certain Other Clients may be subject to the 1940 Act or other regulations that, due to the role of the Adviser or its affiliates, could restrict the ability of the Fund to buy investments from, to sell investments to or to invest in the same securities as, such Other Clients. Such regulations may have the effect of limiting the investment opportunities available to the Fund. Finally, although Fidelity believes its positive reputation in the marketplace provides benefit to the Fund and Other Clients, the Adviser could decline to undertake investment activity or transact with a counterparty on behalf of the Fund for reputational reasons, and this decision could result in the Fund foregoing a profit or suffering a loss.
The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund. Investors should read this registration statement and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, Investors should consider the potential effects of the interplay of multiple conflicts.

HOW TO SUBSCRIBE
Purchase Terms
Due to the illiquid nature of the Fund’s investments, Shares are only suitable as a long-term investment. Because there is no public market for the Shares, shareholders may have difficulty selling their shares if the Fund choose to repurchase only some, or even none, of the shares in a particular quarter, or if the Board modifies, suspends or terminates the share repurchase program.
Investors who meet the eligibility standards described herein may purchase Shares.
See
“
Eligible Investors
”. Shares will be sold at the then-current NAV per share, as described in “
Determination of Net Asset Value
.”
Investors seeking to purchase Shares must proceed as follows:

•	Read this entire Memorandum and any appendices and supplements accompanying this Memorandum.

•
Complete the execution copy of the applicable subscription agreement. Subscription agreements may be executed manually or by electronic signature except where the use of such electronic signature has not been approved. Should you execute the subscription agreement electronically, your electronic signature, whether digital or encrypted, included in the subscription agreement is intended to authenticate the subscription agreement and to have the same force and effect as a manual signature.

•
Submit a wire transfer, instruct your broker to make payment from your brokerage account or otherwise deliver funds for the full purchase price of the Shares being subscribed for along with the completed subscription agreement to the participating broker or the transfer agent. The transfer agent does not accept checks. Wire transfers should be directed to “Fidelity Growth Company Private Investments Portfolio.”

•
By executing the subscription agreement and paying the total purchase price for the Shares subscribed for, each investor attests that he or she meets the eligibility standards as stated in the subscription agreement and agrees to be bound by all of its terms. Certain participating brokers may require additional documentation.

Investors may subscribe to purchase Shares of the Fund on a monthly basis and such other times as may be determined by the Fund in its sole discretion. For monthly purchases, Investors may only purchase shares pursuant to accepted subscription orders as of the first business day of each month based on the NAV per share as determined as of the previous business day, being the last business day of the preceding month. “
Business day
” means any day other than a Saturday, a Sunday or another day on which the NYSE is closed for business. A subscription must be received in good order at least three business days prior to the first business day of the month (unless waived by the Adviser) and include the full subscription funding amount to be accepted. The Adviser may determine to accept subscriptions intramonth at its discretion and shall calculate NAV per share as of the previous business day in connection with such subscriptions.
If for any reason the Fund rejects the subscription, or if the subscription request is canceled before it is accepted or withdrawn as described below, we will return the subscription agreement and the related funds, without interest or deduction, within ten business days after such rejection, cancellation or withdrawal.
Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If an order is placed to buy shares and payment is not received and collected, the purchase may be canceled, and an investor could be liable for any losses or fees the Fund has incurred.
Each issuance of Shares will be subject to the limitations of Section 23(b) under the 1940 Act, which generally prohibits us from issuing Shares at a price below the then-current NAV of the Shares as determined within 48 hours, excluding Sundays and holidays, of such issuance (taking into account any investment valuation adjustments from the latest valuation date in accordance with the Adviser’s Valuation Policy), subject to certain exceptions. The NAV per share is determined by dividing the value of total assets minus liabilities by the total number of Shares outstanding at the date as of which the determination is made.

The Fund’s NAV may vary significantly from one month to the next. In contrast to securities traded on an exchange or over-the-counter,
where the price often fluctuates as a result of, among other things, the supply and demand of securities in the trading market, the Fund’s NAV will generally be calculated using the Fund’s valuation methodology and the price at which we sell new Shares and repurchase outstanding Shares will not change depending on the level of demand by investors or the volume of requests for repurchases.
See
“
Determination of Net Asset Value
” for more information.
Exclusion Right; Withdrawal
The Fund will have the right to exclude any investor from purchasing Shares if in the reasonable discretion of the Fund, there is a substantial likelihood that such purchase at such time would (i) result in a violation of, or noncompliance with, any law or regulation applicable to such investor, the Fund, the Adviser, any other shareholders or any of the Fund’s portfolio companies or (ii) cause all or any portion of the assets of the Fund to constitute “plan assets” under ERISA or Section 4975 of the Code.
In addition, if the Adviser reasonably concludes that there is a substantial likelihood that a shareholder’s continued participation in the Fund would result in a violation of or non-compliance
with any law or regulation to which the Fund is or would be subject or would otherwise place an undue economic, compliance or other burden on the Fund, the Adviser may, in its sole discretion, purchase for the benefit of the Fund or the shareholders, or cause the Fund to purchase, some or all of a shareholder’s shares at any time at a price equal to the NAV of such shareholder’s shares as determined by the Board.
Eligible Investors
Shares are offered only to certain other Fidelity ® funds and Fidelity managed collective investment trusts. Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act.
Purchases
In-Kind
The Fund may, in its sole discretion, accept contributions of securities or other assets in lieu of cash (“
in-kind
contributions
”) in connection with the purchase of Shares of the Fund, subject to the conditions and limitations set forth herein. The Fund reserves the right to reject any proposed in-kind
contribution, in whole or in part, for any reason, including without limitation if the Fund determines that the securities or other assets proposed to be contributed (i) are not of a type or quality consistent with the Fund’s investment objective, policies, and restrictions, (ii) would cause the Fund to violate any applicable law or regulation; or (iii) are otherwise not acceptable to the Fund in its sole discretion.
In-kind
contributions generally must consist of securities or other assets that the Fund is permitted to hold in accordance with its investment objective, policies, and restrictions as described in this Registration Statement. Securities tendered as in-kind
contributions must be (i) not subject to any liens or encumbrances, (ii) capable of being valued in accordance with the Fund’s valuation procedures, and (iii) otherwise acceptable to the Fund and its Adviser in their sole discretion.
Securities and other assets accepted by the Fund as
in-kind
contributions will be valued in accordance with the Fund’s then-current valuation procedures, as described in this Registration Statement, as of the date on which the in-kind
contribution is accepted by the Fund. The number of Shares of the Fund issued to a contributing investor in exchange for an in-kind
contribution will be determined by dividing the aggregate value of the contributed securities or other assets, as determined in accordance with the Fund’s valuation procedures, by the net asset value per share of the Fund as of the applicable valuation date. The Fund’s determination of the value of any securities or other assets tendered as an in-kind contribution shall be final and binding on the contributing investor.
Any Investor seeking to make an
in-kind
contribution must submit a request to the Fund or its designated agent in such form and containing such information as the Fund may require. The Fund may impose such additional conditions, requirements, and procedures with respect to in-kind
contributions as it deems appropriate, including

without limitation requirements relating to the delivery and transfer of contributed securities, the execution of such agreements and instruments as the Fund may require, and the payment of any costs or expenses associated with the processing of the in-kind
contribution. The Fund reserves the right to modify or discontinue its acceptance of in-kind
contributions at any time and without prior notice.
The exchange of securities for shares of the Fund pursuant to an in-kind
contribution may constitute a taxable event for the contributing investor under applicable federal, state, and local tax laws. Investors should consult their own tax advisors regarding the tax consequences of making an in-kind
contribution to the Fund.
Any
in-kind
contribution will be subject to compliance with applicable provisions of the 1940 Act, the rules and regulations thereunder, and any applicable exemptive orders or no-action
relief obtained by the Fund or its affiliates in connection therewith.

SHARE REPURCHASE PROGRAM
No Right of Redemption
No Investor has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Investors may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund.
Repurchase of Shares
The Fund has discretion to make repurchase offers, but it is not required to do so and instead may, in its sole discretion, not make any repurchase offers. If the Fund were to engage in a repurchase offer, shareholders would be able to tender their shares at a price equal to the NAV per share as of a recent date. The Fund would conduct such repurchase offers in accordance with the requirements of Rule
13e-4
promulgated under the Exchange Act and the 1940 Act. The Fund will offer to repurchase Shares on such terms as it may determine in its complete and absolute discretion unless such repurchase term would not be in the best interests of Fund shareholders or would violate applicable law. There is no assurance that the Fund will exercise its discretion to offer to repurchase Shares or that there will be sufficient funds available to accommodate all Investors’ requests for repurchase. As a result, the Fund may repurchase less than the full amount of Shares that an Investor requests to have repurchased. If the Fund does not repurchase the full amount of Shares that an Investor has requested to be repurchased, or the Fund determines not to make repurchases of its Shares, the Investor will likely not be able to dispose of its Shares, even if the Fund under-performs. Any periodic repurchase offers will be subject in part to our available cash and compliance with applicable law. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Fund, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Fund will consider the timing of such an offer, as well as a variety of operational, business and economic factors. In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Fund will consider the following factors, among others:

•	whether any Investors have requested to tender Shares to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with redeeming or otherwise withdrawing from investment funds);

•	the investment plans and working capital and reserve requirements of the Fund;

•	the relative economies of scale of the tenders with respect to the size of the Fund;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and

•	the recommendations of the Adviser.
The Board may amend, suspend or terminate the share repurchase program if it deems such action to be in the Fund’s best interest and the best interest of the Fund’s shareholders. As a result, share repurchases may not be available each quarter. Upon a suspension of the share repurchase program, the Board will consider at least quarterly whether the continued suspension of the share repurchase program remains in the Fund’s best interest and the best interest of our shareholders. However, the Board is not required to authorize the recommencement of the share repurchase program within any specified period of time. The Board may also determine to terminate the share repurchase program if required by applicable law or in connection with a transaction in which shareholders receive liquidity for their Shares, such as a sale or merger of the Fund or listing of Shares on a national securities exchange.
Investors may tender all of their Shares. There is no repurchase priority for a shareholder under the circumstances of death or disability of such shareholder.

In the event the amount of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable. The Fund will have no obligation to repurchase shares, including if the repurchase would violate the restrictions on distributions under federal law or Delaware law. The limitations and restrictions described above may prevent the Fund from accommodating all repurchase requests made in any quarter. The Fund’s share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.
Eligible Investors in the Fund are Fidelity funds and Fidelity managed collective investment trusts. Requests by the shareholders of any such collective investment vehicles to redeem their interests may result in tenders by the Eligible Investors in a tender offer by the Fund and could contribute to an over-subscription of a particular tender offer. If a repurchase offer is oversubscribed, the Fund may repurchase a pro rata portion by value of the shares tendered by each shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.
The Fund will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all shareholders. When the Board determines that the Fund will repurchase shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. However, the Fund’s repurchase offers will generally use the NAV, as calculated under “Determination of Net Asset Value”, which will not be available until after the expiration of the applicable tender offer, so an Investor will not know the exact price of shares in the tender offer when making a decision whether to tender shares.
Repurchases of shares from shareholders by the Fund will be paid in cash promptly after the determination of the relevant NAV per share is finalized. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of shares from shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of shares. All shares purchased by the Fund pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares. The Fund may repurchase Shares in-kind
by distributing securities as payment for repurchased Shares. In the event that the Fund makes such a distribution of securities, there can be no assurance that any Investor would be able to readily dispose of such securities or dispose of them at the value determined by the Adviser.
Most of the Fund’s assets will consist of instruments that cannot generally be readily liquidated without impacting its ability to realize full value upon their disposition. Therefore, the Fund may not always have sufficient liquid resources to make repurchase offers. The Fund may fund repurchase requests from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds and the Fund has not established any limits on the amounts it may pay from such sources. Should making repurchase offers, in the Fund’s or Adviser’s judgment, place an undue burden on its liquidity, adversely affect its operations or risk having an adverse impact on the Fund as a whole, or should the Fund or Adviser otherwise determine that investing the Fund’s liquid assets in illiquid investments rather than repurchasing Shares is in the best interests of the Fund as a whole, then the Fund may choose to offer to repurchase fewer shares, or none at all.
Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

Involuntary Repurchases and Mandatory Redemptions
The Fund, consistent with the requirements of the Fund’s LLCA, the provisions of the 1940 Act and rules thereunder, including Rule
23c-2,
has the right to repurchase or redeem Shares of an Investor or any person acquiring Shares from or through an Investor under certain circumstances, including:

•
ownership of Shares by an Investor or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

•
continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Investor to an undue risk of adverse tax or other fiscal consequences;

•	any of the representations and warranties made by an Investor in connection with the acquisition of Shares was not true when made or has ceased to be true; or

•	it would be in the best interests of the Fund to repurchase or redeem Shares.

DESCRIPTION OF CAPITAL STRUCTURE
The following description is based on relevant portions of the Delaware Limited Liability Company Act, as amended (the “Delaware Act”), and on the Fund’s Amended and Restated Limited Liability Company Agreement (the “LLCA”). This summary is not intended to be complete. Please refer to the Delaware Act and the LLCA, a copy of which has been filed as an exhibit to the registration statement of which this memorandum forms a part, for a more detailed description of the provisions summarized below.
The Fund is a newly organized Delaware limited liability company that is registered under the Investment Company Act of 1940. If you purchase Shares of the Fund, you will become bound by the terms and conditions of the LLCA, which has been filed as an exhibit to the Fund’s registration statement.
Description of Units
The LLCA authorizes the Fund’s issuance of additional Units (as defined below) to new or existing holders of units of the Fund (“Members”) from time to time, for such consideration and on such terms as the Fund may determine in its discretion, subject to applicable law. There is currently no market for Units and the Fund does not expect that a market for Units will develop in the foreseeable future. Pursuant to the LLCA and as permitted by the Delaware Act, Members generally will not be personally liable for the debts, liabilities or obligations of the Fund, except as explicitly provided in the LLCA or as otherwise required by law.
Common Units
Under the LLCA, Units are membership interests in the Fund. No Member, in its capacity as such, has the right or power to withdraw its capital contribution, to cause the dissolution and winding up of the Fund, or to demand property in return for its capital contribution, and no Member has the right to take part in the control of the Fund’s affairs. Units have no preference, preemptive, appraisal, conversion or exchange rights, except as otherwise provided in the LLCA with respect to Preferred Units. Distributions may be made to Members as and when determined by the Board in its discretion, including through delegated authority, subject to the terms of the LLCA and applicable law. Upon liquidation of the Fund, after payment or provision for the Fund’s debts and other liabilities, and subject to the prior rights of any outstanding Preferred Units, the Fund’s remaining net assets will be distributed among the common unitholders equally on a per common unit basis. Each Member is entitled to one vote for each Unit held on all matters submitted to a vote of the Members. The LLCA provides that Member action can be taken at a meeting of Members or by written consent as described below under “Action by Members.” The Fund is not required to hold annual meetings of Members and expects to hold meetings of Members only to the extent required by the 1940 Act or the LLCA, or as called by the Board.
Preferred Units and Other Securities
The LLCA provides that, without the consent of any common unitholder, the Board may cause the Fund to issue preferred units, which would have rights senior to those of the common units, and such other characteristics as the Board may determine, subject, for so long as the Fund operates as a closed-end company, to compliance with the legal requirements applicable to a closed-end fund. Prior to the issuance of a series of preferred units, the Board will set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption of such preferred units.
Preferred units could be issued with rights and preferences that would adversely affect common unitholders. Every issuance of preferred units will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred units and before any distribution is made with respect to the common units and before any purchase of common units is made, the aggregate involuntary liquidation preference of such preferred units together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50%

of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) to the extent
required by the 1940 Act, the preferred unitholders, as a class, will be entitled to elect two additional Directors to the Board, and, if and for so long as dividends on the preferred units are unpaid in an amount equal to two full years of dividends on the preferred units, a majority of the Directors. Certain matters under the LLCA and the 1940 Act require the separate vote of the holders of any issued and outstanding
preferred units.
Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Fund for its Account	Amount Outstanding as of November 1, 2026
Common Units	Unlimited	—	224,207,994

Preferred Units	Unlimited	—	—
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Pursuant to the LLCA, to the fullest extent permitted by applicable law, none of the Fund’s Directors, officers or employees will be liable to the Fund or to any Member for any act or omission performed or omitted by such person, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
The LLCA provides that the Fund will indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding by reason of the fact that he or she is or was a Director, officer, employee or agent of the Fund, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding, if he or she acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Fund, and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Where the action is by or in the right of the Fund, indemnification is similarly available for expenses actually and reasonably incurred in connection with the defense or settlement of the action, except that no indemnification will be made in respect of any claim as to which the person has been adjudged liable to the Fund, unless a court determines that, despite the adjudication of liability, the person is fairly and reasonably entitled to indemnity. A person who has been successful on the merits or otherwise in defense of such an action is entitled to indemnification for expenses actually and reasonably incurred. In accordance with the 1940 Act, the Fund will not indemnify any Director or officer for any liability to which such person would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position, and the LLCA provides that its limitation of liability and indemnification provisions will be deemed amended to the minimum extent necessary to conform to any restrictions imposed by the 1940 Act or SEC rule, regulation or order.
The Fund has entered into the Advisory Agreement with the Adviser. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.
Pursuant to the LLCA, expenses incurred by a Director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Fund in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Director or officer to repay such amount if it is ultimately determined that he or she is not entitled to be indemnified by the Fund.

Number of Directors; Appointment of Directors; Vacancies; Removal
The LLCA provides that, as of the date of the LLCA, the Board is composed of five Directors; thereafter, the number of Directors is determined by a majority of the Directors then in office. Each Director holds office until his or her death, resignation, retirement, disqualification or removal. Except as otherwise provided by applicable law, including the 1940 Act, any newly created directorship resulting from an increase in the number of Directors, and any vacancy on the Board, will be filled by the appointment and affirmative vote of a majority of the remaining Directors in office, although less than a quorum, or by a sole remaining Director.
The LLCA provides that any or all of the Directors may be removed by the affirmative vote of fifty percent (50%) or more of the full Board; provided, that any or all of the Directors appointed solely by the preferred unitholders may be removed only by the affirmative vote of at least 66 2/3% in voting power of all the then-outstanding preferred units of the Fund.
Action by Members
The LLCA provides that meetings of Members may be called by the Board, the Chair of the Board or the President. Any action required or permitted to be taken at a meeting of Members may instead be taken without a meeting, without prior notice and without a vote, by the written consent of Members holding not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting. Except as the LLCA, the 1940 Act or a resolution of the Board may otherwise specify a greater or lesser vote requirement, action to be taken by a specified percentage in interest of the Members (or any class or group of Members) is valid if taken upon the written vote or written consent of Members whose Units represent that percentage of the aggregate outstanding Units entitled to vote. Each Member is entitled to one vote for each Unit held on all matters submitted to a vote of the Members.
Amendment of LLCA
Except as otherwise provided in the LLCA, the terms and provisions of the LLCA may be amended with the consent of the Board, together with the prior written consent of a majority-in-interest
of the common unitholders and, if preferred units are then outstanding and the amendment affects their rights, a majority-in-interest
of the preferred unitholders. Notwithstanding the foregoing, the Board may make certain amendments to the LLCA without the consent of any Member, including to add to the Board’s duties or obligations, to cure ambiguities or correct inconsistencies or clerical errors, to satisfy requirements of the SEC or other governmental authorities, to enable compliance with applicable law, or to effect the admission of additional Members or the creation or issuance of additional Units or classes of Units; provided that no such amendment may subject any Member to adverse economic consequences without its consent, diminish the rights or protections of one or more Members, or diminish or waive in any material respect the Board’s duties and obligations to the Fund or the Members.
No Appraisal Rights
In certain extraordinary transactions, some jurisdictions provide the right to dissenting investors to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The LLCA does not entitle Members to appraisal rights.
Reference should be made to the LLCA on file with the SEC for the full text of these provisions.

DISTRIBUTIONS
The Fund has no present intention of making periodic distributions of its net income or gains, if any, to the Investors. As a partnership for tax purposes, as further discussed below, the Fund is not subject to the distribution requirements of a regulated investment company under the Code. The amount and timing of any distributions from the Fund to the Investors will be at the discretion of the Fund’s Treasurer (or his or her delegates).
Distributions will be in the form of cash or securities.
In-kind
distributions of securities will be valued in accordance with the Adviser’s valuation policy. The Fund may periodically distribute shares of private company investments that have become freely tradeable, such as following an IPO, to the Fidelity-advised funds that invest in the Fund.

TAX CONSIDERATIONS
The following is a brief summary of certain U.S. federal income tax considerations that may be relevant to an investment in the Fund. This summary does not contain a comprehensive discussion of all U.S. federal income tax consequences that may be relevant to an Investor in view of that Investor’s particular circumstances. Further, except as otherwise provided herein this summary does not address any U.S. federal income tax considerations applicable to any Investor that is subject to special treatment under U.S. federal income tax laws — such as a partnership, a regulated investment company, a real estate investment trust, a personal holding company, a broker or dealer in securities, a bank, a tax-exempt
organization, a
non-U.S.
government (or certain entities controlled by a
non-U.S.
government), a trust, or an insurance company — nor does it address the “alternative minimum” tax or any state, local, estate,
non-U.S.,
or other tax matters relevant to an investment in the Fund, except as otherwise provided herein. In addition, except as otherwise provided herein, this discussion does not address the tax consequences of a disposition of an interest in the Fund. Each prospective investor should also note that, except as otherwise provided herein, this summary does not address the interaction of U.S. federal tax laws and any income or estate tax treaties between the United States and any other jurisdiction.
This summary is based on existing provisions of the Code, existing and proposed regulations promulgated thereunder (the “
Treasury Regulations
”), and current administrative rulings and court decisions, all as currently in effect and all of which are subject to change that could be applied retroactively.
For purposes of this discussion, the term “
United States person
” generally means an individual who is a citizen or resident of the United States, a partnership or a corporation created or organized in or under U.S. law, any estate (other than an estate the income of which, from sources outside the United States that is not effectively connected with a trade or business within the United States, is not includible in its gross income for U.S. federal income tax purposes), and any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. The term “
U.S. Investor
” means an Investor that is a United States person. The term “
Non-U.S.
Investor
” means an Investor that is not a United States person.
This summary is based on the assumptions that (i) each Investor (and each of its beneficial owners, as necessary under U.S. federal income tax withholding and backup withholding rules) will provide all appropriate certifications in a timely fashion to minimize withholding (including backup withholding) on such Investor’s share of income and gains and (ii) each Investor will hold its interest in the Fund as a capital asset for U.S. federal income tax purposes (generally, property held for investment).
There can be no assurance that the U.S. Internal Revenue Service (the “
IRS
”) will concur with the tax matters set forth herein. The Fund has not obtained and does not intend to obtain a ruling from the IRS or an opinion of counsel with respect to the U.S. federal tax considerations resulting from acquiring, holding or disposing of an interest in the Fund. Each prospective investor is advised to consult its own tax advisor as to the specific tax consequences (including U.S. federal, state, local and estate and
non-U.S.
tax consequences) to the investor arising from an investment in, and ownership and disposition of an interest in, the Fund.
General Matters
Classification as a Partnership
. Pursuant to applicable Treasury Regulations, an unincorporated entity such as the Fund generally is treated as a partnership for U.S. federal income tax purposes unless an election is made to treat the entity as a corporation for U.S. federal income tax purposes. An unincorporated entity that otherwise would be treated as a partnership for U.S. federal income tax purposes may nevertheless be treated as a corporation for U.S. federal income tax purposes if the entity is classified as a “publicly traded partnership”. The Fund intends to be treated as a partnership for U.S. federal income tax purposes.

Taxation of Fund Operations Generally
. As a partnership for U.S. federal income tax purposes, the Fund generally will not pay U.S. federal income taxes, but each U.S. Investor will be required to report its distributive share (whether or not distributed) of the Fund’s income, gains, losses, deductions and credits of the character specified in Section 702 of the Code. It is possible that Investors will incur U.S. federal income tax liabilities without receiving from the Fund sufficient distributions with which to pay such tax liabilities. The Fund’s taxable year will be November 30 or such other period as may be required by the Code. The Fund may also utilize blocker corporations, which may incur U.S. federal and state income taxes (as applicable). Further, it is possible that an Investor will not receive all information necessary for such Investor to file tax returns or receive such information prior to the due dates of such Investor’s tax returns. The Fund will use commercially reasonable efforts to provide the Investors with a Schedule
K-1
within 120 days after the end of the fiscal year of the Fund or as soon as reasonably practicable thereafter after the receipt by the Fund of any information from portfolio investments necessary for the preparation of such Schedule
K-1.
The Fund may not be able to provide final Schedule
K-1
to the Investors for any given calendar year until after April 15 of the following year. Investors may need to obtain one or more extensions of the filing dates for their tax returns.
The Fund may be required to withhold and remit certain taxes in connection with amounts allocable to, or distributable to, an Investor. In addition, payments to the Fund may be reduced by withholding or other taxes.
Election to Adjust Basis of Fund Assets
. The Fund may, but shall not be obligated to, elect under Section 754 of the Code to adjust the basis of the Fund’s assets (commonly referred to as “Section 754 adjustments”) in connection with certain distributions made by the Fund to Investors or certain transfers of interests in the Fund. Such Section 754 adjustments could affect the amount of an Investor’s allocations (for U.S. federal income tax purposes) of gain or loss recognized by the Fund. In addition, where an election under Section 754 of the Code has not been made, Section 754 adjustments may nevertheless be mandatory under certain circumstances.
U.S. Income Tax Allocations and Tax Adjustments
. Each Investor’s distributive share of partnership income, gain, loss, deduction or credit for U.S. federal income tax purposes generally will be determined in the discretion of the Fund in accordance with general U.S. federal income tax principles. However, the Fund’s tax returns are subject to review by the IRS and other taxing authorities, which may dispute the Fund’s tax positions, including the determination of each Investor’s distributive share of tax items.
In connection with any adjustment to the Fund’s tax items for U.S. federal income tax purposes (or any Investor’s distributive share of such items), the Fund generally will have the ability to elect to have the Investors take such adjustment into account (and therefore bear the U.S. federal income tax consequences, including interest and penalties, of such adjustment) in accordance with their interests in the Fund with respect to the tax year to which such adjustment relates. There can be no assurance that the Fund will choose to make such election or that such election will be effective in all circumstances. If the Fund is unable to have the Investors take into account such adjustment in accordance with their interests in the Fund during the tax year to which such adjustment relates, or the Fund chooses not to do so, a tax (including interest and penalties) may be imposed on the Fund by reason of such adjustment, with the result that the Investors in the year of such adjustment may bear the tax liability (including interest and penalties) imposed on the Fund resulting from such adjustment, without regard to each such Investor’s ownership interest in the Fund (if any) with respect to the tax year to which such adjustment relates. In addition, the Fund may be able to reduce the amount owed by the Fund in connection with any such adjustment in certain cases, based on the status of one or more of the Investors or if certain Investors file amended U.S. tax returns to take into account such adjustments (or, under certain circumstances, if one or more of the Investors pay their share of such tax owed and agree to reflect their share of such adjustments in their tax attributes without having to file amended U.S. tax returns). There can be no assurance that the Fund will be able to obtain any such reduction. If, as a result of any such adjustment, the Fund is required to make payments of taxes, penalties, and/or interest, each Investor’s share of such amounts shall be treated as an advance against amounts otherwise distributable to such Investor or as a loan to such Investor.
The Adviser (or its designee) will have considerable authority with respect to any U.S. federal income tax proceedings involving the Fund. Such authority includes the ability to make certain elections with respect to potential adjustments (including the elections described above) and to extend the statute of limitations and effect settlements with respect to Fund tax items. It is possible that the actions of the Adviser (or its designee) with respect to these matters will have an adverse effect on an Investor and the Investors may not have advance notice of any such actions.
Taxable U.S. Investors
Deduction for Qualified Business Income of Pass-Thru Entities
. A taxable United States person that is not classified as a corporation (a “
Non-Corporate
U.S. Taxpayer
”) may be entitled to a deduction of up to 20% of such person’s “qualified business income” (“
QBI
”) for the taxable year. QBI does not include certain types of income (for example, QBI generally does not include capital gains, dividends or interest), and the amount of any deduction for QBI is subject to limitations. There can be no assurance that any portion of the Fund’s tax items will be QBI or that any QBI allocated by the Fund to an Investor will be eligible for a deduction pursuant to Section 199A of the Code.
Limitations on Allowable Deductions
. For U.S. federal income tax purposes, certain taxable United States persons are subject to limitations on their ability to utilize certain deductions and losses to offset their U.S. federal taxable income. In particular, deductions for certain “miscellaneous expenses” by a
Non-Corporate
U.S. Taxpayer are disallowed.
Other limitations include those relating to “passive losses” (as defined under Section 469 of the Code); amounts “at risk” (as defined under Section 465 of the Code); “investment interest” (as defined under Section 163 of the Code); “net operating losses” (as defined under Section 172 of the Code); and, for a
Non-Corporate
U.S. Taxpayer for taxable years beginning before January 1, 2029, “excess business losses” (as defined under Section 461 of the Code). In addition, certain expenses are generally not deductible, such as certain expenses incurred in connection with the offer and sale of interests in the Fund (including those related to placement agents, if any). Consequently, it is possible that a U.S. Investor’s share of deductions and losses of the Fund will be subject to limitations or disallowances in determining such U.S. Investor’s U.S. federal taxable income.
Surtax on Net Investment Income
.
Section 1411 of the Code imposes a surtax on the “net investment income” of certain United States persons who are citizens or resident aliens, and on the undistributed “net investment income” of certain U.S. estates and trusts. There can be no assurance that the surtax on net investment income will not apply to any portion of a U.S. Investor’s share of the Fund’s tax items.
Qualified Small Business Stock
.
Pursuant to Sections 1045 and 1202 of the Code, a
Non-Corporate
U.S. Taxpayer may be permitted to exclude or defer all or a portion of gain from “qualified small business stock” (“
QSBS
”). There can be no assurance that any stock acquired by the Fund will qualify as QSBS or that any gain realized by the Fund with respect to stock that is QSBS will be eligible for such deferral or exclusion. In addition, there can be no assurance that information will be provided about any particular stock investment necessary for any Investor to determine whether such stock qualifies as QSBS or to satisfy applicable tax reporting requirements related to QSBS treatment.
Investments in Passive Foreign Investment Companies
.
The Fund may hold an equity interest in one or more
non-U.S.
corporations that are classified as “passive foreign investment companies” for U.S. federal income tax purposes (each, a “
PFIC
”).
For U.S. federal income tax purposes, in certain cases, distributions in respect of an equity interest in a PFIC, and gain attributable to the disposition of an equity interest in a PFIC, could be recharacterized as ordinary income (rather than as dividend income or capital gain) and be subject to substantial other additional taxes. Further, the holders of an equity interest in a PFIC may be subject to certain tax reporting requirements. The recharacterization of income rules applicable to a holder of an equity interest in a PFIC generally will not apply to the extent a “qualified electing fund” (“
QEF
”) election has been made by, or is otherwise effective with respect to, such holder’s equity interest in such PFIC. A QEF election may have other U.S. federal income tax consequences for each applicable United States person, including the requirement to include in income annually such person’s share of the PFIC’s ordinary earnings and net capital gains.
There can be no assurance that the Fund will not hold an interest in a PFIC or that a QEF election (or other elections that may mitigate the adverse U.S. federal income tax consequences deriving from PFIC status) will be available (or made) with respect to any PFIC in which the Fund holds an interest.
Investments in Controlled Foreign Corporations
.
The Fund may hold an equity interest in one or more
non-U.S.
corporations treated as “controlled foreign corporations” for U.S. federal income tax purposes (each, a “
CFC
”). Special rules apply to a United States person that owns, directly or indirectly (applying certain attribution rules), 10% or more of the total combined voting power or value of all classes of stock of a
non-U.S.
corporation that is a CFC (such United States person with respect to any such CFC, a “
United States Shareholder
”). Under these rules, among other things, gain realized by a United States Shareholder of a CFC attributable to the direct or indirect disposition of an equity interest in such CFC may be recharacterized as a dividend or, in certain cases, as ordinary income. In addition, a United States Shareholder of a CFC may be required to include its share of certain tax items realized by the CFC in such United States Shareholder’s U.S. federal taxable income.
There can be no assurance that the Fund will not hold an interest in a CFC or that an Investor will not be subject to the rules applicable to a United States Shareholder with respect to any
non-U.S.
corporation in which the Fund holds an interest.
U.S. Foreign Tax Credits
.
The Fund may hold interests in one or more entities organized or operating under the laws of a jurisdiction outside of the United States. Any jurisdiction in which any such entity is organized or operates may impose tax on the distributions or other payments made by these entities and/or gain from the sale of securities in such entity. In addition, the Fund and/or the Investors may be required to file tax or information returns in one or more of such jurisdictions. U.S. Investors may be entitled, under certain circumstances, to a reduced rate of
non-U.S.
tax on their shares of such distributions or gain under a tax treaty between the United States and the applicable
non-U.S.
jurisdiction imposing such tax, or may, in certain circumstances, be entitled under such treaty to file tax returns in such jurisdiction and claim refunds of any amounts of
non-U.S.
tax over-withheld.
For U.S. federal income tax purposes, a U.S. Investor may be able to apply all or a portion of such U.S. Investor’s share of any such
non-U.S.
taxes as a deduction against such U.S. Investor’s U.S. federal income tax liability. Alternatively, subject to certain limitations, a U.S. Investor may be able to apply all or a portion of such U.S. Investor’s share of any such
non-U.S.
taxes as a credit against such U.S. Investor’s U.S. federal income tax liability.
There can be no assurance that a U.S. Investor’s share of any
non-U.S.
taxes paid by the Fund or otherwise borne by such U.S. Investor can be, in whole or in part, allowed as a deduction in determining such U.S. Investor’s U.S. federal taxable income or used as a credit towards such U.S. Investor’s U.S. federal income tax liability.
Foreign Currency Issues
.
A U.S. Investor’s distributive share of profits or losses realized by the Fund on the conversion of
non-U.S.
currency into U.S. dollars generally will be treated as ordinary income or loss rather than capital gain or loss. Further, if the Fund acquires, or becomes the obligor under, a debt instrument or enters into certain other transactions, any of which is denominated in terms of a currency other than U.S. dollars, fluctuations in the value of that currency relative to U.S. dollars generally will result in foreign currency gain or loss realized by the Fund and those amounts generally will be included in U.S. Investors’ distributive shares of the Fund’s profits or losses as U.S.-source ordinary income or loss rather than capital gain or loss.
U.S. Tax Reporting by Owners of
Non-U.S.
Entities
.
U.S. tax rules impose information reporting requirements on United States persons that own, either directly or indirectly, more than certain threshold amounts of stock in a

non-U.S.
corporation; these persons must disclose, among other things, various transactions between themselves and those
non-U.S.
corporations. For purposes of these information reporting requirements, stock ownership is determined with regard to certain stock attribution rules, and each U.S. Investor is treated as owning part or all of the stock owned directly or indirectly by the Fund. Similar reporting requirements apply to U.S. Investors that (i) own, directly or indirectly, more than certain threshold amounts of certain
non-U.S.
financial assets including, but not limited to stocks, securities and partnership interests in
non-U.S.
entities, or (ii) contribute, in their capacity as partners (either directly or through a U.S. partnership), more than a certain threshold amount during a
12-month
period to a
non-U.S.
partnership or other
non-U.S.
tax transparent entity. In certain circumstances, these rules may require U.S. Investors to file reports annually. Each Investor is solely responsible for identifying, and completing, any U.S. tax and information return filing obligations that may arise by reason of being an Investor.
Tax-Exempt
Entity Investors
Unrelated Business Taxable Income
.
Certain otherwise
tax-exempt
organizations (each, a “
Tax-Exempt
Entity
”) are subject to U.S. federal income tax on UBTI and may be required to file a U.S. federal income tax return in connection with the realization of tax items included in UBTI. Certain types of income, such as dividends, interest and gains from the disposition of property (other than inventory or property held primarily for sale to customers in the ordinary course of a trade or business) are generally excluded from UBTI. Under the “unrelated debt-financed income” (“
UDFI
”) rules, this exclusion from UBTI may not apply in respect of income or gains from property with respect to which there is “acquisition indebtedness.” For these purposes, tax items realized by a
Tax-Exempt
Entity through an interest in an entity treated as tax transparent for U.S. federal income tax purposes (such as the Fund) generally will be determined by reference to the activities of such entity.
Subject to certain exceptions, a
Tax-Exempt
Entity generally may not use losses or deductions from one unrelated trade or business (other than net operating losses arising in a taxable year beginning before January 1, 2018) against income or gains from another unrelated trade or business. There can be no assurance that a
Tax-Exempt
Entity’s share of losses from an investment in the Fund can be used by such
Tax-Exempt
Entity to offset income or gain from another investment, including another investment made by the Fund, or that a
Tax-Exempt
Entity’s share of losses from a
non-Fund
investment can be used to offset income or gain from an investment in the Fund.
It is possible that the Fund will realize tax items which constitute UBTI or UDFI, resulting in potential U.S. federal income tax return and tax payment obligations for each Investor that is a
Tax-Exempt
Entity.
Non-U.S.
Investors
U.S. Trade or Business Issues
. A percentage of the Fund’s net income and gains that are both treated as effectively connected with the conduct of a trade or business within the United States (such income and gains, “
ECI
”) and allocated to
Non-U.S.
Investors generally would be required to be withheld and remitted to the U.S. government, and there may be interest and penalties with respect to amounts that were not so withheld. The relevant withholding percentage with respect to each
Non-U.S.
Investor generally is the maximum U.S. federal income tax rate applicable to such
Non-U.S.
Investor with respect to the corresponding income or gain. In addition,
Non-U.S.
Investors generally would be required to file U.S. federal income tax returns and pay tax in respect of their shares of the Fund’s ECI, but generally would be allowed a credit against U.S. federal income tax liability for amounts withheld on their behalf. A
Non-U.S.
Investor that is a corporation for U.S. federal income tax purposes may also be subject to a “branch profits” tax on certain earnings of the Fund deemed to have been repatriated to such Investor.
It is possible that the Fund will realize tax items that constitute ECI, resulting in potential U.S. federal income tax return and tax payment obligations for applicable
Non-U.S.
Investor.

Treatment of Capital Gains from U.S. Sources
.
A
Non-U.S.
Investor’s distributive share of capital gains realized or deemed realized by the Fund generally will not be subject to U.S. federal income taxation or U.S. federal income tax withholding unless (i) that
Non-U.S.
Investor is an individual who is present in the United States for 183 days or more during the taxable year in which such gains are realized and certain other conditions are satisfied or (ii) the gain is treated as ECI (including pursuant to Section 897 of the Code).
All or a portion of each
Non-U.S.
Investor’s share of Fund tax items attributable to the sale, exchange or other disposition of certain assets, including (a) an interest in an entity that is treated as a partnership for U.S. federal income tax purposes and is engaged in the conduct of a trade or business within the United States (an “
ECI Partnership
”) and (b) a “United States real property interest” within the meaning of Section 897 of the Code (a “
USRPI
”), may be subject to U.S. federal income tax, generally collected initially by withholding. A
Non-U.S.
Investor generally would also be required to file a U.S. federal income tax return in connection with such sale, exchange or other disposition, and might be liable for U.S. federal income tax in excess of the amount collected by withholding (though the “branch profits” tax is not imposed on gain from the disposition of an interest in a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code).
If the Fund owns, directly or indirectly, one or more USRPIs or an interest in one or more ECI Partnerships, the sale, exchange or other disposition by a
Non-U.S.
Investor of all or a portion of its interest in the Fund may result in ECI. In addition, the transferee of such Fund interest may be required to withhold and remit to the IRS a portion of the
Non-U.S.
Investor’s “amount realized” on such sale, exchange or other disposition. If such withholding is not satisfied by the transferee, the Fund may have a U.S. federal tax withholding obligation with respect to amounts otherwise distributable by the Fund to such transferee.
There can be no assurance that a
Non-U.S.
Investor acquiring, holding or disposing of an interest in the Fund will not be subject to such U.S. federal income tax or bear any such withholding tax.
Treatment of Interest, Dividends, Royalties and Certain Other Income from U.S. Sources
.
Each
Non-U.S.
Investor’s share of certain categories of income from U.S. sources realized by the Fund that are neither capital gains nor ECI (such as dividends and interest) generally will be subject to U.S. federal withholding tax unless an exception applies. A
Non-U.S.
Investor whose distributive share of such income is subject to this withholding tax may be able to claim an exemption or a reduced rate of withholding under a tax treaty or convention between the United States and that Investor’s country of residence. However, a
Non-U.S.
Investor resident in a jurisdiction with which the United States has a tax treaty may not be entitled to the benefits of that treaty with respect to that
Non-U.S.
Investor’s distributive share of the Fund’s income and gains unless, under the law of that
non-U.S.
jurisdiction, the Fund is treated as
tax-transparent
and certain other conditions are met. In addition, in order to claim the benefits of a tax treaty to reduce or eliminate U.S. federal income tax withholding on U.S.-source income, a
Non-U.S.
Investor, and in certain cases, one or more of the direct or indirect owners of such
Non-U.S.
Investor may be required to provide to the Fund certain documentation. It is possible that the Fund will realize a significant amount of income that is subject to this withholding tax.
There can be no assurance that the Fund will be able to structure its investments in a manner that does not result in the imposition of a U.S. federal withholding tax with respect to any
Non-U.S.
Investor’s share of income from such investment, that any
Non-U.S.
Investor will be able to obtain a refund of all or any portion of its share of any such withholding taxes or that any
Non-U.S.
Investor’s income from the Fund will be eligible for a reduced or eliminated rate of U.S. withholding tax under any applicable tax treaty or other provision of law.
The application of the withholding tax rules to certain
Non-U.S.
Investors may be unclear under certain circumstances. If tax is not withheld with respect to a
Non-U.S.
Investor and it is subsequently determined that tax should have been withheld, there could be liability for the failure to properly withhold. There can be no assurance that the Fund will be able to cause each
Non-U.S.
Investor to bear the taxes, interest and penalties, if any, arising by reason of the failure to properly withhold tax with respect to such
Non-U.S.
Investor, with the result that amounts available for distribution to all Investors (and not just the
Non-U.S.
Investor) may be reduced as a result of such failure.

Other Matters
FATCA
.
Sections 1471 through 1474 of the Code, the Treasury Regulations, and other guidance issued thereunder, and the administrative and judicial interpretations thereof, and the applicable intergovernmental agreements entered into between the United States and other countries (and the local country legislation enacted pursuant to any such intergovernmental agreement) generally impose a withholding tax on certain gross amounts of income not effectively connected with a trade or business within the United States paid to certain “foreign financial institutions” and certain other
“non-financial
foreign entities,” unless various information reporting requirements are satisfied. There can be no assurances that the Fund will be able to satisfy these reporting obligations, and the costs associated with a failure to satisfy these reporting obligations may be significant. Where the Fund’s failure to satisfy these reporting obligations is attributable to the action or inaction of an Investor, the Fund will seek reimbursement from such Investor for such costs. Nonetheless, such Investor may fail to reimburse the Fund for these costs, which may affect amounts distributable to the other Investors.
To avoid withholding under these rules, Investors generally will be obligated to comply with certain information reporting and disclosure requirements. Pursuant to the principal agreements relating to the Fund, each Investor will be required to provide to the Fund information for the Fund to comply with its obligations under these rules. In addition, the principal agreements relating to the Fund will provide remedies (such as requiring an Investor to transfer its interest in the Fund) in addition to the consequences imposed by these rules (such as the withholding tax), if such Investor does not comply with information requests by the Fund in relation to these rules.
Certain State and Local Tax Matters
.
State and local taxing jurisdictions may impose income taxes and estate, inheritance and intangible property taxes on income from, or an investment in, the Fund. These tax laws may differ substantially from the U.S. federal tax laws. As a result of participating in the Fund, an Investor may be required to file tax returns with, and pay taxes to, any state or local jurisdiction in which the Fund does business (or is deemed to do business from investing a portion of its commitments in operating businesses). An Investor’s distributive share of the Fund’s taxable income, gain, loss, deduction and credit is normally included in the income reported to the state and local jurisdiction(s) in which the Investor is a resident or does business. Investors should consult their own tax advisors regarding state and local tax consequences from an investment in the Fund.
Basis for Description of Tax Considerations
.
The description of U.S. tax considerations set forth above is based on the provisions of the LLCA (and any applicable agreements relating to the Fund) that the Adviser expects will be adopted, existing provisions of the Code, existing and proposed Treasury Regulations, existing administrative interpretations and court decisions, and certain assumptions. Future legislation, Treasury Regulations, administrative interpretations or court decisions could significantly change these consequences. Any such change could have retroactive application and therefore could apply to transactions that have taken place before such change occurs. In addition, some of the issues discussed above have not been addressed by administrative authorities or resolved by the courts. There can be no assurance that the IRS will agree with the description of the U.S. federal income tax considerations described above. No rulings have been, or are expected to be, requested from the IRS. Furthermore, any changes in the principal agreements relating to the Fund or the operations of the Fund could affect the tax matters described above.
Consultation with Tax Advisors
. The description of U.S. tax matters set forth above is not intended as a substitute for careful tax planning. It does not address all of the U.S. federal income tax matters relevant to investors in the Fund, and does not address any of the
non-U.S.,
state, local, estate or other tax matters relevant to such investment for any investor, except as otherwise specifically provided. Each prospective investor in the Fund is solely responsible for all tax consequences to that person or entity of an investment in the Fund. Each prospective investor is advised to consult its own tax counsel as to the tax consequences attributable to acquiring, holding and disposing of an interest in the Fund. The effect of existing U.S. tax laws and treaties, the tax laws of other jurisdictions to which an investor may be subject, and possible changes in such laws and treaties (including proposed changes which have not yet been adopted) will vary with the particular circumstances of each investor.

CERTAIN ERISA CONSIDERATIONS
As Plans may purchase Shares, persons who are fiduciaries with respect to a Plan should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards.
Plan investors proposing to invest in the Fund may be required to represent, among other things, that it, and any fiduciaries responsible for the Plan’s investments, are aware of and understand the Fund’s investment objective, policies, and strategies; that the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan; and that the decision to invest Plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.
Certain prospective Plan investors may maintain relationships with the Adviser, or with entities that are affiliated with the Adviser. Each such persons may be deemed to be a party in interest to or a fiduciary of any Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits (and the Code penalizes) the use of Plan assets for the benefit of a party in interest, and also prohibits (and penalizes) a Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan Shareholders should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Fiduciaries of Plan Shareholders may be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice of such affiliated persons, as a basis for the decision to invest in the Fund or that Plan’s investment in the Fund otherwise does not violate ERISA or the Code.
In addition, under ERISA and the regulations promulgated thereunder by the U.S. Department of Labor (the “
DOL
”), as modified by Section 3(42) of ERISA (the “
Plan Asset Regulations
”), when a Benefit Plan Investor (defined below) invests in an equity interest of an entity that is neither a “publicly-offered security” (within the meaning of the Plan Asset Regulations) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the entity’s underlying assets, unless it is established that the entity is an “operating company” or that equity participation in the entity by Benefit Plan Investors is not “significant” (each within the meaning of the Plan Asset Regulations). The term “benefit plan investor” has the meaning under the Plan Asset Regulations (“
Benefit Plan Investor
”) and includes any (a) “employee benefit plan” (as defined in section 3(3) of ERISA) subject to the fiduciary responsibility provisions of Title I of ERISA, (b) “plan” as defined in section 4975(e)(1) of the Code subject to Section 4975 of the Code, and (c) entity whose underlying assets include plan assets by reason of such an employee benefit plan’s or plan’s investment in the entity (e.g., an entity of which 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors and which does not satisfy another exception under the Plan Asset Regulations).
Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any Plan that becomes a Shareholder, solely as a result of the Plan’s investment in the Fund.
Employee benefit plans and other retirement arrangements that are not subject to ERISA or Section 4975 of the Code (“
Other Plans
”), including, without limitation, governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and
non-U.S.
plans (as described in

Section 4(b)(4) of ERISA) may be subject to other federal, state, local or other laws or regulations that are similar to the provisions of Title I of ERISA or Section 4975 of the Code (“
Other Plan Laws
”). Fiduciaries of Other Plans should consult with their own counsel and other advisors regarding applicable Other Plan Laws in connection with an investment in the Fund.
By acceptance of any class of Shares, each Shareholder will be deemed to have represented and warranted that either (i) the Shareholder is not, and is not investing on behalf of, any Plan or Other Plan or (ii) the purchase and holding of the Shares by such Shareholder will not constitute or result in a non-exempt
prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or similar violation under any applicable Other Plan Laws.
The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA and the Code of an investment in the Fund by a Plan.
THE FUND’S SALE OF SHARES TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER, OR ANY OF ITS AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY ANY PLAN MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

FISCAL YEAR; REPORTS
The Fund’s fiscal year and tax year ends on November 30. As soon as practicable after the end of each taxable year, a statement on Schedule
K-1
identifying each Investor’s allocable share of income, gain, losses, deductions, credits and items of tax preference will be furnished to Investors subject to IRS reporting.
In addition, the Fund will prepare and transmit to Investors an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.
INQUIRIES
Inquiries concerning the Fund and the Shares should be directed to the Fund at alternatives@fmr.com.

INVESTMENT POLICIES, PRACTICES AND ADDITIONAL RISKS
Allocation of Investments
General
The Adviser and its affiliates provide investment management services to registered investment companies, investment funds, client accounts and proprietary accounts that may be established from time to time.
The Adviser will share any investment opportunities with its Other Clients and the Fund in accordance with the Investment Advisers Act of 1940, as amended (the “
Advisers Act
”) and firm-wide allocation policies. The portfolio managers of such Other Clients determine whether and the extent to which such Other Clients desire to participate in any such investment. One or more Other Clients will typically invest alongside the Fund in a particular investment. If the aggregate amount that the Fund and Other Clients desire to invest in a particular investment exceeds the total amount available to invest, the allocation of the investment among such entities will be determined in accordance with the Adviser’s applicable policies and procedures related to the allocation of trades, which seek to ensure the equitable allocation of such investments among the Fund and Other Clients over time. Exceptions to the Adviser’s allocation policies (i.e., “special allocations”) require approval by the Adviser’s senior management and chief compliance officer or his or her designee. To the extent that a particular transaction falls outside of any specific methodology in the applicable allocation policies and procedures of the Adviser, senior management of the Adviser will generally decide on an appropriate allocation of an investment among the Fund and Other Clients.
As a result of investments being made available to Other Clients, the Fund may not get its full desired share of any particular investment and, in some cases, the Fund may only get a small portion of its desired share of an investment or may have limited or no access to an investment. Investments are not allocated based, in whole or in part, on (i) the relative fee structure or amount of fees paid by the Fund or Other Clients or (ii) the profitability of the Fund or Other Clients.
Trade Aggregation and Allocation
While the Fund’s investments generally will be in privately held companies, the Fund may from time to time hold shares of public companies as a result of an IPO or the acquisition of a portfolio company in exchange for stock of a public company or under other circumstances. Other Clients may also own shares of the same public company, either because they held the same private investment or because they purchased the shares in the open market. To the extent a particular investment in a public company is held by both the Fund and Other Clients, it is the practice of the Adviser and its affiliates, when appropriate, to aggregate orders of various accounts, including those of the Fund and Other Clients and, in certain instances, proprietary accounts of the Adviser, for order entry and execution, in all cases consistent with the policies and procedures of the Adviser and its applicable affiliates. Aggregated orders may be executed through one or more broker-dealers. The allotment of trades among brokers is based on a variety of factors, which may include price, order size, the time of order, the security, and market activity. Each broker’s execution of an aggregated order may be at a price different from another broker’s aggregated order execution price for the same security. Simultaneous portfolio transactions for the Fund and Other Clients or proprietary accounts may decrease the prices received by the Fund for the sales of securities.
Co-Investment
Relief
The Fund and the Adviser have received an exemptive order from the SEC that permits the Fund, among other things, to co-invest
with certain other persons in negotiated transactions, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. The Fund may determine to participate or not to participate in the co-investment
opportunities presented to it, depending on whether the Adviser determines that the investment is appropriate for the Fund (e.g., based on investment strategy). The co-investment
would generally be allocated to the Fund and the other affiliated funds that target similar assets in accordance with allocation policies and procedures described above. If the Adviser determines that such investment is not appropriate for the Fund, the investment will not be allocated to the Fund.

Competition
The Fund competes for investments with other
closed-end
funds and investment funds, including venture capital and growth capital funds, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Many of the Fund’s competitors are substantially larger and may have considerably greater financial, technical and marketing resources than the Fund, or greater ability to invest capital in private companies. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than it has. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than it is able to do. The Fund may lose investment opportunities if it does not match its competitors’ pricing. If the Fund is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Fund’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on it as a closed-end
fund.
INVESTMENT RESTRICTIONS
FUNDAMENTAL INVESTMENT RESTRICTIONS
The following are the Fund’s fundamental investment limitations set forth in their entirety.
Senior Securities
The Fund may not issue senior securities except as permitted under the 1940 Act or otherwise permitted by applicable law.
Borrowing
The Fund may not borrow money except as permitted under the 1940 Act or otherwise permitted by applicable law.
Underwriting
The Fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.
Concentration
The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, less than 25% of its total assets would be invested in the securities of issuers principally engaged in the software industry.
For purposes of the Fund’s concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Diversifying Solutions LLC (FDS) looks through to the U.S. Government securities.
For purposes of the Fund’s concentration limitation discussed above, with respect to any investment in any non-money
market Central fund, FDS looks through to the holdings of the Central fund.

For purposes of the Fund’s concentration limitation discussed above, FDS may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FDS does not assign a classification.
Real Estate
The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
Commodities
The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
Loans
The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.
NON-FUNDAMENTAL
INVESTMENT RESTRICTIONS
The Fund is also subject to the following
non-fundamental
restriction, which may be changed by the Board of Directors without the approval of the holders of a majority of the outstanding voting securities of the Fund:
Loans
The Fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund’s net assets) to a registered investment company or portfolio for which FDS or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)
The Fund has adopted a policy to provide Investors with at least 60 days’ prior notice of any change in the 80% policy. SEC rules allow the Fund’s policy to invest at least 80% of its assets in private investments to only be changed if authorized by a vote of the holders of a majority of the Fund’s outstanding voting securities, unless: (1) the Fund conducts a repurchase offer in advance of the proposed change to its 80% investment policy; (2) the Fund provides its shareholders with at least 60 days’ notice prior to the proposed change to the 80% investment policy in advance of the repurchase offer; and (3) the repurchase offer is not oversubscribed. Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets or if a borrower distributes equity securities incident to the purchase or ownership of a portfolio investment or in connection with a reorganization of a borrower. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

PORTFOLIO TRANSACTIONS
Since the Fund will generally acquire and dispose of its investments in privately negotiated transactions, the Fund will infrequently use brokers in the normal course of its business. Subject to policies established by the Board, if any, the Adviser will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Adviser generally will seek reasonably competitive trade execution costs, the Fund will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to it and the Fund and any other clients. In return for such services, the Fund may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

PROXY VOTING POLICY AND PROXY VOTING RECORD
The Fund has delegated to the Adviser the authority to vote the Fund’s proxies in accordance with the Adviser’s established formal written proxy voting guidelines (“
Guidelines
”). The Guidelines are designed to ensure that proxies cast on behalf of the Fund are voted in a manner consistent with the best interests of shareholders. The Adviser has also adopted the Guidelines as part of its proxy voting policies and procedures in accordance with
Rule 206(4)-6 under
the Advisers Act pursuant to which the Adviser has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interests of clients and not subrogate client interests to its own interests. The Guidelines are reviewed at least annually by the Adviser, and, accordingly, are subject to change.
In evaluating proxies, the Adviser considers factors that are financially material to individual companies and investing funds’ investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company’s approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business. The Adviser will vote on proposals not specifically addressed by the Guidelines based on an evaluation of a proposal’s likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value.
Privately held issuers may, as a condition to the Fund’s participation in a private offering, require the Fund to enter into written voting agreements obligating the Fund to vote with management or in a specified manner with respect to certain types of proposals. In any such instance where the Fund is bound by a voting agreement, the Adviser’s vote with respect to the proxies of such issuers may deviate from the Adviser’s Guidelines to the extent necessary to comply with the terms of the applicable voting agreement.
In
certain non-U.S. jurisdictions
and in limited circumstances, the Adviser may determine not to vote proxies where certain restrictions apply. In accordance with the Guidelines, voting of proxies is conducted in a manner consistent with the Adviser’s fiduciary obligations to the Fund, and all applicable laws and regulations. In other words, the Adviser votes in a manner consistent with the Guidelines and in the best interests of the Fund’s shareholders, and without regard to any other Fidelity companies’ business relationships. The Adviser takes its responsibility to vote proxies in the best interests of the Fund’s shareholders seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
To view the Fund’s Guidelines, visit
https://www.fidelity.com/bin-public/060_www_fidelity_com/documents/Full-Proxy-Voting-Guidelines-for-Fidelity-Funds-Advised-by-FMRCo-or-FDS.pdf;
and to view the Fund’s proxy voting record for the most
recent 12-month period
ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC’s web site at www.sec.gov. To request a free copy of the Fund’s proxy voting record, please call Fidelity at the telephone number listed on the front cover page of this Memorandum.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
The following table sets forth, as of November 1, 2026, information with respect to the beneficial ownership of the Fund’s Shares by:

•	each person known to us to be expected to beneficially own more than 5% of a class of outstanding Shares;

•	each of the Directors and each executive officer; and

•	all of the Directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Percentage of beneficial ownership is based on 224,207,994 Shares outstanding as of November 1, 2026. As of November 1, 2026, the Directors, members of the Advisory Board (if any), and officers of the Fund did not own any outstanding Shares of the Fund.
As of November 1, 2026, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Class Name	Owner Name	City	State	Ownership %
Common Units	Fidelity Growth Company Commingled Pool	Boston	MA	100%
For so long as an Investor has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. Control persons could have the ability to vote a majority of the shares of a fund on any matter requiring the approval of shareholders of such fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
An independent registered public accounting firm for the Fund performs an annual audit of the Fund’s financial statements.
The Board has engaged Deloitte & Touche LLP, located at 115 Federal Street, Boston, MA 02110, to serve as the Fund’s independent registered public accounting firm.
LEGAL COUNSEL
Dechert LLP, located at 1900 K Street, Washington, DC 20006 has been engaged to serve as the Fund’s legal counsel.
ADDITIONAL INFORMATION
A registration statement on Form
N-2,
including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement and the Fund’s filings with the SEC. A copy of the registration statement and the Fund’s other SEC filings may be reviewed on the EDGAR database on the SEC’s website at http://www.sec.gov. Investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s
e-mail
address (publicinfo@sec.gov).

FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and the Shareholder of Fidelity Growth Company Private Investments Portfolio LLC:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Private Investments Portfolio LLC (the “Fund”), as of September 10, 2026, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 10, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 10, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Fidelity Confidential Information

Fidelity Growth Company Private Investments Portfolio LLC
Statement of Assets and Liabilities

September 10, 2026
Assets
Cash	$100,000

Total assets	100,000
Liabilities	0

Members’ equity	$100,000

Unit value ($100,000/10,000 units outstanding	$10.00

Note 1: Organization.
Fidelity Growth Company Private Investments Portfolio LLC (the Fund) was formed as a Delaware limited liability company on June 23, 2026. Effective September 9, 2026, the Fidelity Growth Company Commingled Pool (the Pool) executed the Amended and Restated Limited Liability Company Agreement, thereby becoming the sole member of the Fund. The Fund’s investment objective is available upon request.
The Fund has had no operations as of September 10, 2026, other than matters relating to the sale and issuance of 10,000 units of the Fund to the Pool for an aggregate purchase price of $100,000. The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946
 Financial Services—Investment Companies
. The financial statement has been prepared in conformity with accounting principles generally accepted in the United States of America, which requires management to make certain estimates and assumptions at the date of the financial statement.
All organizational and offering expenses of the Fund will be borne by Fidelity Diversifying Solutions LLC (the Investment Adviser) and will not be subject to future recoupment. As a result, organizational and offering expenses are not reflected in the Statement of Assets and Liabilities.
Note 2: Income Tax Information.
The Fund intends to be treated as a partnership for U.S. federal income tax purposes. As a partnership, the Fund generally will not itself be subject to U.S. federal income tax because all income and expenses and gain/loss (realized and unrealized) are allocated monthly to the partner, based on its capital balance, for inclusion in its income tax returns.
Note 3: Management Fee.
The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Investment Adviser. The Investment Adviser and its affiliates provide the Fund with investment management-related services. The Fund does not pay a management fee for these services. Under the Advisory Agreement, the Investment Adviser or an affiliate pays all other operating expenses, excluding taxes and non-recurring
and/or extraordinary expenses.
Note 4: Subsequent Events.
In preparation of this financial statement, management has evaluated the events and transactions subsequent to September 10, 2026, through the date when the financial statement was issued, and determined that there were no subsequent events or transactions that would require adjustments to or disclosures in the Fund’s financial statement other than those disclosed above and as follows:
On September 11, 2026, 220,839,069 units of the Fund were exchanged in-kind
for investments of the Pool, including accrued interest and cash, if any, of $2,208,390,695.
On September 30, 2026, the Fund received a subscription of $35,000,000 from the Pool equivalent to 3,358,925 units.
Fidelity Confidential Information

Consolidated Schedule of Investments Fidelity Growth Company Private Investments Portfolio LLC (Unaudited)

Common Stocks – 12.8%
	Shares	Value ($)
CHINA - 0.1%
Financials - 0.1%
Financial Services - 0.1%
Ant International Co Ltd Class C (b)(c)	2,023,091	3,034,637

FRANCE - 0.0%
Health Care - 0.0%
Health Care Technology - 0.0%
DNA Script SAS (b)(c)(d)	558	3,291
DNA Script SAS seed shares (b)(c)(d)	2,135	12,621

TOTAL FRANCE		15,912

ISRAEL - 0.7%
Financials - 0.5%
Financial Services - 0.5%
Rapyd Financial Network 2016 Ltd (b)(c)(d)	272,436	11,788,307
Rapyd Financial Network 2016 Ltd warrants 3/5/2038 (b)(c)(d)	5,609	56,370

TOTAL FINANCIALS		11,844,677

Information Technology - 0.2%
Semiconductors & Semiconductor Equipment -0.2%
Xsight Labs Ltd warrants 7/24/2032 (b)(c)(d)	558,522	4,579,880

TOTAL ISRAEL		16,424,557

UNITED STATES - 12.0%
Communication Services - 0.7%
Interactive Media & Services -0.7%
Epic Games Inc (b)(c)(d)	46,200	17,018,694

Consumer Discretionary - 4.2%
Specialty Retail - 3.9%
Fanatics Inc Class A (b)(c)(d)	904,696	88,931,617

Textiles, Apparel & Luxury Goods - 0.3%
Tory Burch LLC Class A (b)(c)(d)(e)	227,014	7,784,310

TOTAL CONSUMER DISCRETIONARY		96,715,927

Consumer Staples - 1.7%
Tobacco - 1.7%
JUUL Labs Inc Class A (b)(c)(d)	18,695,508	38,886,657

Financials - 0.6%
Financial Services - 0.6%
Stripe Global Holdings Inc (b)(c)	214,100	14,008,563

Health Care - 3.3%
Biotechnology - 0.0%
Antares Therapeutics Inc (b)(c)(d)	213,177	313,370
Epicrispr Biotechnologies Inc warrants 8/10/2028 (c)(d)	10,212,400	102

		313,472

Common Stocks – continued
	Shares	Value ($)
UNITED STATES – continued
Health Care - continued
Health Care Equipment & Supplies - 0.4%
Blink Health LLC Class A1 (b)(c)(d)	216,203	8,278,413
Medical Microinstruments Inc/Italy warrants 2/16/2031 (b)(c)(d)	15,435	330,155

		8,608,568

Health Care Providers & Services -0.0%
Blue Marlin Therapeutics, Inc. (b)(c)	15,726	72,810

Health Care Technology - 0.0%
Allotera Therapeutics Inc warrants 8/22/2035 (b)(c)(d)	388,163	694,812
Prognomiq Inc (b)(c)(d)	194,995	7,800

		702,612

Pharmaceuticals - 2.9%
Adimab LLC (b)(c)(d)(e)	1,250,878	14,885,449
Adimab LLC (b)(c)(d)(e)	1,250,878	6,066,758
Skyhawk Therapeutics Inc (b)(c)(d)	750,068	47,321,790

		68,273,997

TOTAL HEALTH CARE		77,971,459

Industrials - 0.0%
Aerospace & Defense - 0.0%
Anduril Industries Inc Class B (b)(c)(d)	9,496	857,584
Anduril Industries Inc Class C (b)(c)(d)	4	361

TOTAL INDUSTRIALS		857,945

Information Technology - 1.4%
Software - 1.4%
Asapp Inc warrants 8/28/2028 (b)(c)(d)	1,362,022	286,024
Canva Inc Class A (b)(c)(d)	15,995	20,752,393
Databricks Inc (b)(c)	43,000	10,879,000

TOTAL INFORMATION TECHNOLOGY		31,917,417

Materials - 0.1%
Chemicals - 0.1%
Farmers Business Network Inc (b)(c)(d)	120,642	54,289
Farmers Business Network Inc warrants 9/27/2033 (b)(c)(d)	2,798,030	2,014,582
TOTAL MATERIALS		2,068,871

TOTAL UNITED STATES		279,445,533

TOTAL COMMON STOCKS (Cost $304,463,952)		298,920,639

Convertible Corporate Bonds - 1.9%
	Principal Amount (a)	Value ($)
UNITED STATES - 1.9%
Consumer Staples - 1.2%
Tobacco - 1.2%
JUUL Labs Inc 5% 9/28/2029 (b)(c)(g)	27,726,023	28,122,506

Health Care - 0.3%
Health Care Equipment & Supplies - 0.1%
Kardium Inc/US 10% 12/31/2026 (b)(c)	4,006,538	3,301,387

Health Care Technology - 0.1%
Allotera Therapeutics Inc 0% 12/31/2199 (b)(c)(f)	2,439,708	2,679,531

Pharmaceuticals - 0.1%
Galvanize Therapeutics 10% 2/28/2027 (b)(c)	1,480,821	1,962,977

TOTAL HEALTH CARE		7,943,895

Information Technology - 0.3%
Software - 0.3%
Evozyne Inc 6% 9/13/2028 pay-in-kind (b)(c)	6,287,564	7,448,877

Materials - 0.1%
Chemicals - 0.1%
Farmers Business Network Inc 15% 12/31/2199 (b)(c)	3,700,395	2,033,737

TOTAL UNITED STATES		45,549,015

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $45,641,920)		45,549,015

Convertible Preferred Stocks - 82.1%
	Shares	Value ($)
CANADA - 0.4%
Health Care - 0.4%
Biotechnology - 0.4%
Deep Genomics Inc Series C (b)(c)(d)	756,725	8,687,203

ESTONIA - 0.7%
Information Technology - 0.7%
Software - 0.7%
Bolt Technology OU Series E (b)(c)(d)	87,698	17,013,413

FRANCE - 0.1%
Health Care - 0.1%
Health Care Technology - 0.1%
DNA Script SAS Series B (b)(c)(d)	27	216
DNA Script SAS Series C (b)(c)(d)	12,757	1,478,761

TOTAL FRANCE		1,478,977

ISRAEL - 16.6%
Financials - 0.0%
Financial Services - 0.0%
Rapyd Financial Network 2016 Ltd Series F (b)(c)(d)	18,698	778,397

Convertible Preferred Stocks - continued
	Shares	Value ($)
ISRAEL – continued
Health Care - 0.3%
Health Care Equipment & Supplies - 0.3%
InSightec Ltd Series G (b)(c)(d)	11,008,571	8,036,257

Industrials - 1.9%
Electrical Equipment - 1.9%
Element Labs Inc Series A (b)(c)(d)	736,800	18,331,584
Element Labs Inc Series B (b)(c)(d)	666,800	17,016,736
Element Labs Inc Series C (b)(c)	341,500	9,883,010

TOTAL INDUSTRIALS		45,231,330

Information Technology - 14.4%
Electronic Equipment, Instruments & Components -12.9%
Vast Data Ltd Series A (b)(c)(d)	403,956	27,751,777
Vast Data Ltd Series A1 (b)(c)(d)	994,273	68,306,555
Vast Data Ltd Series A2 (b)(c)(d)	1,143,731	78,574,320
Vast Data Ltd Series B (b)(c)(d)	910,081	62,522,565
Vast Data Ltd Series C (b)(c)(d)	26,530	1,822,611
Vast Data Ltd Series E (b)(c)(d)	869,642	59,744,405

		298,722,233

Semiconductors & Semiconductor Equipment -1.5%
Xsight Labs Ltd Series D (b)(c)(d)	798,488	10,300,495
Xsight Labs Ltd Series F (b)(c)(d)	1,861,739	19,492,408
Xsight Labs Ltd Series G (b)(c)	330,102	5,479,693

		35,272,596

TOTAL INFORMATION TECHNOLOGY		333,994,829

TOTAL ISRAEL		388,040,813

UNITED STATES - 64.3%
Consumer Discretionary - 1.2%
Automobiles - 0.8%
Waymo LLC Series A2 (b)(c)(d)	54,369	8,621,292
Waymo LLC Series C2 (b)(c)(d)	69,069	10,665,636

		19,286,928

Hotels, Restaurants & Leisure - 0.1%
Discord Inc Series Inc (b)(c)(d)	76,000	1,710,000

Textiles, Apparel & Luxury Goods - 0.3%
Sail Biomedicines Series B (b)(c)(d)	400,647	7,247,704

TOTAL CONSUMER DISCRETIONARY		28,244,632

Convertible Preferred Stocks – continued
	Shares	Value ($)
UNITED STATES – continued
Health Care - continued
Biotechnology – continued
Consumer Staples - 0.6%
Consumer Staples Distribution & Retail - 0.6%
GoBrands Inc Series G (b)(c)(d)	127,912	6,390,484
GoBrands Inc Series H (b)(c)(d)	111,005	7,110,980

		13,501,464

Tobacco - 0.0%
JUUL Labs Inc Series E (b)(c)(d)	17,808	37,040

TOTAL CONSUMER STAPLES		13,538,504

Financials - 6.4%
Financial Services - 6.4%
Stripe Global Holdings Inc Series H (b)(c)	90,400	5,914,872
Tenstorrent Holdings Inc Series C1 (b)(c)(d)	184,812	19,721,289
Tenstorrent Holdings Inc Series D1 (b)(c)(d)	331,606	35,896,350
Tenstorrent Holdings Inc Series D2 (b)(c)(d)	64,835	6,956,146
Tenstorrent Holdings Inc Series E1 (b)(c)	622,303	69,212,540
Tenstorrent Holdings Inc Series E2 (b)(c)	100,256	10,871,760

TOTAL FINANCIALS		148,572,957

Health Care - 15.7%
Biotechnology - 9.7%
Altos Labs Inc Series B (b)(c)(d)	573,617	14,351,898
Altos Labs Inc Series C (b)(c)(d)	212,426	5,314,899
Ankyra Therapeutics Series B (b)(c)(d)	1,607,860	8,618,130
Asimov Inc Series B (b)(c)(d)	97,917	2,633,967
Bright Peak Therapeutics Inc. Series B (b)(c)(d)	1,405,630	1,630,530
Bright Peak Therapeutics Inc. Series C (b)(c)(d)	4,640,679	4,083,798
Cardurion Pharmaceuticals Inc Series B (b)(c)(d)	1,828,769	10,826,312
Castle Creek Biosciences Inc Series A4 (b)(c)(d)	15,383	2,583,575
Castle Creek Biosciences Inc Series B (b)(c)(d)	14,708	2,402,699
Castle Creek Biosciences Inc Series C (b)(c)(d)	10,500	2,086,140
Castle Creek Biosciences Inc Series D1 (b)(c)(d)	22,500	4,104,450
Castle Creek Biosciences Inc Series D2 (b)(c)(d)	6,696	1,070,690
CELLANOME Inc Series B (b)(c)(d)	1,622,165	13,058,428
City Therapeutics Inc Series A (b)(c)(d)	1,196,546	15,459,374

Convertible Preferred Stocks – continued
	Shares	Value ($)
UNITED STATES - continued
Health Care - continued
Biotechnology - continued
City Therapeutics Inc Series B (b)(c)	138,100	2,009,355
Cleerly Inc Series C (b)(c)(d)	1,208,392	15,358,662
Element Biosciences Inc Series B (b)(c)(d)	912,898	7,266,668
Element Biosciences Inc Series C (b)(c)(d)	519,873	6,285,265
Element Biosciences Inc Series D (b)(c)(d)	363,466	3,016,767
Element Biosciences Inc Series D1 (b)(c)(d)	363,466	3,016,768
ElevateBio LLC Series C (b)(c)(d)	1,568,000	1,615,040
Epicrispr Biotechnologies Inc Series C (b)(c)	15,318,600	1,164,214
Genesis Therapeutics Inc Series D (b)(c)(d)	2,253,415	17,554,103
LifeMine Therapeutics Inc Series C (b)(c)(d)	8,810,634	13,744,589
National Resilience LLC Series B (b)(c)(d)	1,217,150	5,391,975
National Resilience LLC Series C (b)(c)(d)	402,100	3,188,653
Serif Biomedicines, Inc (b)(c)	4,361,554	10,293,267
Sonoma Biotherapeutics Inc Series B (b)(c)(d)	2,898,487	4,405,700
Sonoma Biotherapeutics Inc Series B1 (b)(c)(d)	1,545,834	2,767,043
Souffle Therapeutics Inc Series B (b)(c)	3,313,688	8,946,958
T-Knife Therapeutics Inc Series B (b)(c)(d)	1,164,217	803,310
Treeline Biosciences Series A (b)(c)(d)	1,471,887	12,481,602
Treeline Biosciences Series A1 (b)(c)(d)	634,492	5,380,492
Triveni Bio Inc Series B (b)(c)(d)	8,658,351	10,563,188
Triveni Bio Inc Series C (b)(c)	2,885,381	3,606,726

		227,085,235

Health Care Equipment & Supplies - 3.2%
Blink Health LLC Series C (b)(c)(d)	816,482	31,263,096
Blink Health LLC Series C1 (b)(c)(d)	282,290	10,808,884
Blink Health LLC Series D (b)(c)(d)	138,979	5,321,506
Kardium Inc/US Series D-6 (b)(c)(d)	5,660,296	5,037,663
Kardium Inc/US Series D-6 (Issued June 2025)
(b)(c)(d)	7,904,097	5,374,786
Kardium Inc/US Series D-7 (Aug 25 Closing) (b)(c)(d)	14,792,020	5,768,888
Kardium Inc/US Series D-7 (June 25 1st Closing) (b)(c)(d)	673,571	269,428

Convertible Preferred Stocks – continued
	Shares	Value ($)
UNITED STATES - continued
Health Care - continued
Health Care Equipment & Supplies - continued
Kardium Inc/US Series D-7 (June 25 2nd Closing) (b)(c)(d)	3,237,499	1,295,000
Medical Microinstruments Inc/Italy Series C (b)(c)(d)	331,196	9,144,322

		74,283,573

Health Care Technology - 0.8%
Aledade Inc Series B1 (b)(c)(d)	110,601	4,245,972
Aledade Inc Series E1 (b)(c)(d)	82,097	3,151,704
Allotera Therapeutics Inc Series B (b)(c)(d)	577,367	952,656
Allotera Therapeutics Inc Series C (b)(c)(d)	6,031,238	10,795,916
		19,146,248
Pharmaceuticals - 2.0%
Galvanize Therapeutics Series B (b)(c)(d)	5,021,032	2,761,567
Galvanize Therapeutics Series C-1 (b)(c)(d)	11,806,557	5,076,820
Mirador Therapeutics Inc Series A (b)(c)(d)	4,003,193	15,011,974
Mirador Therapeutics Inc Series B (b)(c)(d)	6,524,542	24,662,769

		47,513,130

TOTAL HEALTH CARE		368,028,186

Industrials - 6.6%
Aerospace & Defense - 2.1%
Anduril Industries Inc Series F (b)(c)(d)	453,395	40,946,102
Anduril Industries Inc Series G (b)(c)(d)	88,800	8,019,528

		48,965,630

Air Freight & Logistics - 3.9%
Zipline International Inc Series G (b)(c)(d)	297,053	38,174,281
Zipline International Inc Series H (b)(c)	414,188	53,227,300

		91,401,581

Machinery - 0.6%
Harbinger Motors Inc Series D-1 (b)(c)	5,269,933	13,859,924

TOTAL INDUSTRIALS		154,227,135

Information Technology - 30.7%
Electronic Equipment, Instruments & Components -0.1%
Menlo Microsystems Inc Series C (b)(c)(d)	4,939,513	2,716,732
Menlo Microsystems Inc Series C-1 (b)(c)	127,199	138,647

		2,855,379

Convertible Preferred Stocks – continued
	Shares	Value ($)
UNITED STATES - continued
Information Technology -continued
Semiconductors & Semiconductor Equipment -2.0%
Danger Devices Inc Series B (b)(c)(d)	5,643,054	5,022,318
Retym Inc Series C (b)(c)(d)	856,488	10,903,092
Retym Inc Series D (b)(c)(d)	212,474	2,813,156
SiMa Technologies Inc Series B (b)(c)(d)	1,666,801	13,217,732
SiMa Technologies Inc Series B1 (b)(c)(d)	259,437	2,197,431
SiMa Technologies Inc Series C (b)(c)	1,401,465	12, 809,390

		46,963,119

Software - 25.0%
Asapp Inc Series D (b)(c)(d)	2,373,912	2,065,303
Canva Inc Series A (b)(c)(d)	6,134	7,958,436
Canva Inc Series A2 (b)(c)(d)	1,112	1,442,742
Crusoe Energy Systems LLC Series D (b)(c)(d)	430,676	88,706,336
Crusoe Energy Systems LLC Series E (b)(c)	56,690	11,676,439
Crusoe Energy Systems LLC Series F (b)(c)	22,438	4,621,555
Databricks Inc Series G (b)(c)(d)	250,656	63,415,968
Databricks Inc Series H (b)(c)(d)	294,708	74,561,124
Databricks Inc Series I (b)(c)(d)	11,600	2,934,800
Databricks Inc Series J (b)(c)(d)	304,682	77,084,547
Databricks Inc Series K (b)(c)(d)	35,900	9,082,700
Databricks Inc Series L (b)(c)	32,100	8,121,300
Dataminr Inc Series D, 8% (b)(c)(d)	332,876	2,246,913
Density AI Inc (b)(c)	356,600	10,216,590
Density AI Inc Seed Stage (b)(c)	3,317,000	76,888,060
Evozyne Inc Series A (b)(c)(d)	458,895	7,094,517
Evozyne Inc Series B (b)(c)(d)	342,829	5,495,549
Lyte AI Inc Series B (b)(c)(d)	906,013	27,787,419
Lyte AI Inc Series C (b)(c)	80,800	2,954,856
OpenAI Group Pbc Series A-3 (b)(c)	42,303	43,056,416
Physical Intelligence Inc Series B (b)(c)	56,100	25,952,421
Physical Intelligence Inc Series C (b)(c)	5,897	2,951,861
Skyryse Inc Series B (b)(c)(d)	614,886	13,090,923
Skyryse Inc Series C (b)(c)(d)	436,200	9,644,382
Skyryse Inc Series C-1 (b)(c)(d)	84,062	1,794,724

		580,845,881

Technology Hardware, Storage & Peripherals – 3.6%
Lightmatter Inc Series C1 (b)(c)(d)	549,116	34,352,697
Lightmatter Inc Series C2 (b)(c)(d)	86,251	5,514,889

Convertible Preferred Stocks – continued
	Shares	Value ($)
UNITED STATES - continued
Technology Hardware, Storage & Peripherals - continued
Lightmatter Inc Series D (b)(c)(d)	573,518	44,550,878

		84,418,464

TOTAL INFORMATION TECHNOLOGY		715,082,843

Materials - 2.9%
Chemicals – 0.3%
Farmers Business Network Inc Series G (b)(c)(d)	95,318	42,893
Manus Bio Inc Series One-5 (b)(c)(d)	724,004	2,715,015
Manus Bio Inc Series One-6 (b)(c)(d)	981,283	3,679,811

		6,437,719

Metals & Mining – 2.6%
Diamond Foundry Inc Series C (b)(c)(d)	1,805,558	61,407,028

TOTAL MATERIALS		67,844,747

Utilities - 0.2%
Independent Power and Renewable Electricity
Producers – 0.2%
Redwood Materials Series C (b)(c)(d)	94,176	3,848,973
Redwood Materials Series D (b)(c)(d)	26,987	1,102,959
Redwood Materials Series E (b)(c)	6,243	255,151

TOTAL UTILITIES		5,207,083

TOTAL UNITED STATES		1,500,746,087

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,817,262,525)		1,915,966,493

Preferred Securities - 0.0%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
Bright Peak Therapeutics Inc. 8% 2/28/2027 (b)(c) (Cost $466,043)	451,651	466,545

Money Market Funds - 1.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (h) (Cost $39,882,601)	3.91	39,878,613	39,886,588

TOTAL INVESTMENT IN SECURITIES - 98.5% (Cost $2,207,717,041)			2,300,789,280
NET OTHER ASSETS (LIABILITIES) - 1.5%			36,087,698

NET ASSETS - 100.0%			2,336,876,978

Legend
(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Restricted securities (including private placements) —Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,260,902,590 or 96.7% of net assets.

(c)	Level 3 security.
(d)	Non-income producing.
(e)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(f)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(g)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day
yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund’s financial statements are available on the SEC’s website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost ($)
Adimab LLC	9/11/2026	14,885,448
Adimab LLC	9/11/2026	6,041,741
Aledade Inc Series B1	9/11/2026	4,301,273
Aledade Inc Series E1	9/11/2026	3,192,752
Allotera Therapeutics Inc 0% 12/31/2199	9/11/2026	2,683,923
Allotera Therapeutics Inc Series B	9/11/2026	952,656
Allotera Therapeutics Inc Series C	9/11/2026	10,856,228
Allotera Therapeutics Inc warrants 8/22/2035	9/11/2026	694,812
Altos Labs Inc Series B	9/11/2026	14,351,897
Altos Labs Inc Series C	9/11/2026	5,314,899
Anduril Industries Inc Class B	9/11/2026	680,483
Anduril Industries Inc Class C	9/11/2026	287
Anduril Industries Inc Series F	9/11/2026	32,490,286
Anduril Industries Inc Series G	9/11/2026	6,363,408
Ankyra Therapeutics Series B	9/11/2026	8,618,130
Ant International Co Ltd Class C	9/11/2026	3,196,484
Antares Therapeutics Inc	9/11/2026	313,370
Asapp Inc Series D	9/11/2026	2,065,303
Asapp Inc warrants 8/28/2028	9/11/2026	286,025
Asimov Inc Series B	9/11/2026	2,601,655
Blink Health LLC Class A1	9/11/2026	8,183,284
Blink Health LLC Series C	9/11/2026	30,903,844
Blink Health LLC Series C1	9/11/2026	10,684,677
Blink Health LLC Series D	9/11/2026	5,260,355
Blue Marlin Therapeutics, Inc.	9/11/2026	72,811
Bolt Technology OU Series E	9/11/2026	19,342,130
Bright Peak Therapeutics Inc. 8% 2/28/2027	9/11/2026	466,043
Bright Peak Therapeutics Inc. Series B	9/11/2026	1,630,531
Bright Peak Therapeutics Inc. Series C	9/11/2026	4,130,204
Canva Inc Class A	9/11/2026	23,825,832
Canva Inc Series A	9/11/2026	9,137,084
Canva Inc Series A2	9/11/2026	1,656,413
Cardurion Pharmaceuticals Inc Series B	9/11/2026	10,917,751
Castle Creek Biosciences Inc Series A4	9/11/2026	2,253,302
Castle Creek Biosciences Inc Series B	9/11/2026	2,114,569
Castle Creek Biosciences Inc Series C	9/11/2026	1,873,515
Castle Creek Biosciences Inc Series D1	9/11/2026	3,800,025

Security	Acquisition Date	Acquisition Cost ($)
Castle Creek Biosciences Inc Series D2	9/11/2026	981,634
CELLANOME Inc Series B	9/11/2026	13,074,650
City Therapeutics Inc Series A	9/11/2026	15,507,236
City Therapeutics Inc Series B	9/11/2026	2,016,260
Cleerly Inc Series C	9/11/2026	15,419,082
Crusoe Energy Systems LLC Series D	9/11/2026	88,706,336
Crusoe Energy Systems LLC Series E	9/11/2026	11,676,439
Crusoe Energy Systems LLC Series F	9/11/2026	4,621,469
Danger Devices Inc Series B	9/11/2026	5,022,318
Databricks Inc	9/11/2026	10,879,000
Databricks Inc Series G	9/11/2026	63,415,968
Databricks Inc Series H	9/11/2026	74,561,124
Databricks Inc Series I	9/11/2026	2,934,800
Databricks Inc Series J	9/11/2026	77,084,547
Databricks Inc Series K	9/11/2026	9,082,700
Databricks Inc Series L	9/11/2026	8,121,300
Dataminr Inc Series D, 8%	9/11/2026	2,246,913
Deep Genomics Inc Series C	9/11/2026	8,687,203
Density AI Inc	9/29/2026	10,217,399
DNA Script SAS Series C	9/11/2026	1,519,456
Element Biosciences Inc Series B	9/11/2026	7,257,539
Element Biosciences Inc Series C	9/11/2026	6,300,861
Element Biosciences Inc Series D	9/11/2026	3,016,767
Element Biosciences Inc Series D1	9/11/2026	3,016,768
Element Labs Inc Series A	9/11/2026	17,300,064
Element Labs Inc Series B	9/11/2026	16,089,884
Element Labs Inc Series C	9/11/2026	9,432,230
ElevateBio LLC Series C	9/11/2026	1,615,040
Epic Games Inc	9/11/2026	16,800,630
Epicrispr Biotechnologies Inc Series C	9/11/2026	1,160,812
Evozyne Inc 6% 9/13/2028 pay-in-kind	9/11/2026	7,483,459
Evozyne Inc Series A	9/11/2026	7,438,688
Evozyne Inc Series B	9/11/2026	5,701,246
Fanatics Inc Class A	9/11/2026	91,111,934
Farmers Business Network Inc	9/11/2026	54,289
Farmers Business Network Inc 15% 12/31/2199	9/11/2026	2,028,556
Farmers Business Network Inc Series G	9/11/2026	42,893
Farmers Business Network Inc warrants 9/27/2033	9/11/2026	1,986,601
Galvanize Therapeutics 10% 2/28/2027	9/11/2026	1,934,989
Galvanize Therapeutics Series B	9/11/2026	3,615,142
Galvanize Therapeutics Series C-1	9/11/2026	5,312,951

Security	Acquisition Date	Acquisition Cost ($)
Genesis Therapeutics Inc Series D	9/11/2026	17,351,296
GoBrands Inc Series G	9/11/2026	7,157,956
GoBrands Inc Series H	9/11/2026	7,926,867
Harbinger Motors Inc Series D-1	9/11/2026	13,859,924
InSightec Ltd Series G	9/11/2026	8,036,257
JUUL Labs Inc 5% 9/28/2029	9/11/2026	28,108,620
JUUL Labs Inc Class A	9/11/2026	38,886,657
JUUL Labs Inc Series E	9/11/2026	37,040
Kardium Inc/US 10% 12/31/2026	9/11/2026 -9/30/2026	3,402,373
Kardium Inc/US Series D-6	9/11/2026	5,037,663
Kardium Inc/US Series D-6 (Issued June 2025)	9/11/2026	5,374,786
Kardium Inc/US Series D-7 (Aug 25 Closing)	9/11/2026	5,768,888
Kardium Inc/US Series D-7 (June 25 1st Closing)	9/11/2026	269,428
Kardium Inc/US Series D-7 (June 25 2nd Closing)	9/11/2026	1,295,000
LifeMine Therapeutics Inc Series C	9/11/2026	12,951,632
Lightmatter Inc Series C1	9/11/2026	32,611,999
Lightmatter Inc Series C2	9/11/2026	5,248,373
Lightmatter Inc Series D	9/11/2026	43,088,408
Lyte AI Inc Series B	9/11/2026	27,887,080
Lyte AI Inc Series C	9/11/2026	2,971,824
Manus Bio Inc Series One-5	9/11/2026	2,700,535
Manus Bio Inc Series One-6	9/11/2026	3,660,186
Medical Microinstruments Inc/Italy Series C	9/11/2026	9,492,077
Medical Microinstruments Inc/Italy warrants 2/16/2031	9/11/2026	344,509
Menlo Microsystems Inc Series C	9/11/2026	2,716,732
Menlo Microsystems Inc Series C-1	9/11/2026	139,918
Mirador Therapeutics Inc Series A	9/11/2026	15,011,974
Mirador Therapeutics Inc Series B	9/11/2026	24,662,769
National Resilience LLC Series B	9/11/2026	5,391,975
National Resilience LLC Series C	9/11/2026	3,192,674
OpenAI Group Pbc Series A-3	9/11/2026	29,091,350
Physical Intelligence Inc Series B	9/11/2026	25,978,227
Physical Intelligence Inc Series C	9/11/2026	2,959,115
Prognomiq Inc	9/11/2026	7,800
Rapyd Financial Network 2016 Ltd	9/11/2026	12,194,235
Rapyd Financial Network 2016 Ltd Series F	9/11/2026	805,322
Rapyd Financial Network 2016 Ltd warrants 3/5/2038	9/11/2026	61,026
Redwood Materials Series C	9/11/2026	3,984,587

Security	Acquisition Date	Acquisition Cost ($)
Redwood Materials Series D	9/11/2026	1,141,820
Redwood Materials Series E	9/11/2026	264,141
Retym Inc Series C	9/11/2026	10,500,543
Retym Inc Series D	9/11/2026	2,717,542
Sail Biomedicines Series B	9/11/2026	7,247,704
Serif Biomedicines, Inc	9/11/2026	10,293,267
SiMa Technologies Inc Series B	9/11/2026	13,217,733
SiMa Technologies Inc Series B1	9/11/2026	2,202,620
SiMa Technologies Inc Series C	9/11/2026	12,851,434
Skyhawk Therapeutics Inc	9/11/2026	46,646,729
Skyryse Inc Series B	9/11/2026	13,921,019
Skyryse Inc Series C	9/11/2026	10,237,614
Skyryse Inc Series C-1	9/11/2026	1,907,367
Sonoma Biotherapeutics Inc Series B	9/11/2026	4,550,625
Sonoma Biotherapeutics Inc Series B1	9/11/2026	2,828,876
Souffle Therapeutics Inc Series B	9/11/2026	8,946,958
Stripe Global Holdings Inc	9/11/2026	14,738,644
Stripe Global Holdings Inc Series H	9/11/2026	6,223,136
T-Knife Therapeutics Inc Series B	9/11/2026	803,309
Tenstorrent Holdings Inc Series C1	9/11/2026	19,721,289
Tenstorrent Holdings Inc Series D1	9/11/2026	35,896,350
Tenstorrent Holdings Inc Series D2	9/11/2026	6,956,146
Tenstorrent Holdings Inc Series E1	9/11/2026	69,217,356
Tenstorrent Holdings Inc Series E2	9/11/2026	10,871,761
Tory Burch LLC Class A	9/11/2026	7,997,703
Treeline Biosciences Series A	9/11/2026	11,039,153
Treeline Biosciences Series A1	9/11/2026	4,758,690
Triveni Bio Inc Series B	9/11/2026	10,563,188
Triveni Bio Inc Series C	9/11/2026	3,606,726
Vast Data Ltd Series A	9/11/2026	25,542,138
Vast Data Ltd Series A1	9/11/2026	62,867,882
Vast Data Ltd Series A2	9/11/2026	72,318,111
Vast Data Ltd Series B	9/11/2026	57,544,422
Vast Data Ltd Series C	9/11/2026	1,677,491
Vast Data Ltd Series E	9/11/2026	54,987,464
Waymo LLC Series A2	9/11/2026	9,173,681
Waymo LLC Series C2	9/11/2026	11,349,419
Xsight Labs Ltd Series D	9/11/2026	10,300,495
Xsight Labs Ltd Series F	9/11/2026	19,473,790
Xsight Labs Ltd Series G	9/11/2026	5,532,510
Xsight Labs Ltd warrants 7/24/2032	9/11/2026	4,557,540
Zipline International Inc Series G	9/11/2026	20,642,213
Zipline International Inc Series H	9/11/2026	28,781,924

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

The following financial statements of the Fund are included in Part A of this Registration Statement.

Report of Independent Registered Public Accounting Firm

Consolidated Schedule of Investments Fidelity Growth Company Private Investments Portfolio LLC (Unaudited) as of November 3, 2026

(2) Exhibits

(a)	(1) Certificate of Formation, dated June 23, 2026* (2) Amended and Restated Limited Liability Company Agreement, dated September 9, 2026*

(b)	Not applicable

(c)	Not applicable

(d)	Form of Subscription Agreement*

(e)	Not applicable

(f)	Not applicable

(g)	(1) Management Contract*

(2) Sub-Advisory Agreement between FDS and FMR U.K.* (3) Sub-Advisory Agreement between FDS and FMR H.K.* (4) Sub-Advisory Agreement between FDS and FMR Japan*
(h)	Not applicable

(i)	Not applicable.

(j)	Custodian Agreement*

(k)	Not applicable

(l)	Not applicable

(m)	Not applicable

96

(n)	Not applicable.

(o)	Not applicable

(p)	Not applicable.

(q)	Not applicable

(r)	Code of Ethics of the Registrant, the Adviser and the Sub-Advisers*

(s)	Not applicable.

*	Filed herewith.

Item 26. Marketing Arrangements

See the information contained under the heading “How to Subscribe.”

Item 27. Other Expenses of Issuance or Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control with the Registrant

The Board of Directors of the Fund is the same as the board of other Fidelity funds, each of which has Fidelity Diversifying Solutions LLC (“FDS”) or an affiliate as its investment adviser. In addition, the officers of the Fund are substantially identical to those of the other Fidelity funds. Nonetheless, the Fund takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective funds.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s common shares as of November 1, 2026.

Common units

Record Holder(s): 1

Item 30. Indemnification

Reference is made to the Registrant’s Amended and Restated Limited Liability Company Agreement filed as Exhibit (a)(2) to this Registration Statement.

Item 31. Business and Other Connections of Investment Adviser

Fidelity Diversifying Solutions LLC (“FDS”) serves as the investment adviser to the Registrant. FDS is engaged in the investment advisory business. For information as to the business, profession, vocation or employment of a substantial nature in which FDS and its executive officers and directors are or have been, during the last two fiscal years, engaged for their own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in FDS’s Form ADV (File No. 801-122572), as filed with the SEC and incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant;

(2)	the Transfer Agent;

(3)	the Custodian;

(4)	the Adviser; and

(5)	the Administrator.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 12th day of November, 2026.

FIDELITY GROWTH COMPANY PRIVATE INVESTMENTS PORTFOLIO LLC

(A Delaware limited liability company)

By:	/s/ Heather Bonner
Name:	Heather Bonner
Title:	President and Treasurer